Filed pursuant to Rule 497

File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 11 dated November 10, 2016

To

Prospectus dated July 27, 2016

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated July 27, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through November 9, 2016, we received and accepted subscriptions in our offerings for 102,555,984 shares of our common stock at an average price per share of $10.25, for corresponding gross proceeds of $1,050,811,788, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

QUARTERLY REPORT ON FORM 10-Q

FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2016

On November 10, 2016, we filed our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016 with the SEC, a copy of which is appended hereto.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

[x]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2016

OR

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from __________ to __________

Commission File Number 000-54755

CĪON Investment Corporation
(Exact name of registrant as specified in its charter)

Maryland	45-3058280
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
3 Park Avenue, 36th Floor New York, New York	10016
(Address of principal executive offices)	(Zip Code)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

 Yes [x] No [  ]

Indicate by check mark whether the registrant has submitted electronically  and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

Yes [  ] No [  ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [x] (Do not check if a smaller reporting company)	Smaller reporting company [ ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

 Yes [  ] No [x]

The number of shares of the registrant’s common stock, $0.001 par value, outstanding as of November 9, 2016 was 108,257,916.

CĪON INVESTMENT CORPORATION

FORM 10-Q

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements

CĪON Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	September 30,	December 31,
	2016	2015
	(unaudited)
Assets
Investments, at fair value (amortized cost of $1,049,027 and $699,036, respectively)	$1,036,377	$669,799
Cash	26,490	39,741
Restricted cash	2,000	2,000
Due from counterparty(1)	143,335	226,316
Receivable for common stock purchased	-	5,459
Interest receivable on investments	6,167	5,973
Receivable due on investments sold	66	50
Receivable due on total return swap(1)	5,294	6,175
Prepaid expenses and other assets	563	243
Total assets	$1,220,292	$955,756

Liabilities and Shareholders' Equity
Liabilities
Payable for investments purchased	$-	$9,800
Credit facility payable (net of debt issuance costs of $3,485)	220,938	-
Accounts payable and accrued expenses	2,185	692
Interest payable	272	-
Commissions payable for common stock purchased ($171 to CĪON Securities, LLC)	-	474
Accrued management fees	5,186	4,430
Accrued administrative services expense	425	617
Accrued recoupment of expense support from CIG(2)	-	480
Due to CIG - offering, organizational and other costs(3)	21	37
Unrealized depreciation on total return swap(1)	18,074	34,900
Total liabilities	247,101	51,430

Commitments and contingencies (Note 4 and Note 11)

Shareholders' Equity
Common stock, $0.001 par value; 500,000,000 shares authorized;
107,920,075 and 103,814,361 shares issued and outstanding, respectively	108	104
Capital in excess of par value	1,004,581	968,359
Undistributed net investment income	256	-
Accumulated net unrealized depreciation on investments	(12,650)	(29,237)
Accumulated net realized loss from total return swap(1)	(1,030)	-
Accumulated net unrealized depreciation on total return swap(1)	(18,074)	(34,900)
Total shareholders' equity	973,191	904,326

Total liabilities and shareholders' equity	$1,220,292	$955,756

Net asset value per share of common stock at end of period	$9.02	$8.71

(1) See Note 7 for a discussion of the Company’s total return swap agreement.

(2) See Note 4 for a discussion of expense support from CION Investment Group, LLC (formerly, ICON Investment Group, LLC), or CIG, and recoupment of expense support.

(3) See Note 2 for a discussion of offering, organizational and other costs submitted to the Company for reimbursement by CIG and its affiliates.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Investment income
Interest income	$18,579	$14,769	$53,385	$34,860
Fee and other income	154	64	449	805
Total investment income	18,733	14,833	53,834	35,665

Operating expenses
Management fees	5,187	4,146	14,311	10,397
Administrative services expense	425	409	1,151	1,283
Capital gains incentive fee(1)	-	(1,211)	-	-
General and administrative(2)	1,892	1,666	4,944	4,987
Interest expense	534	153	761	262
Total operating expenses	8,038	5,163	21,167	16,929
Recoupment of expense support from CIG(3)	-	1,758	667	4,187
Net operating expenses	8,038	6,921	21,834	21,116
Net investment income	10,695	7,912	32,000	14,549

Realized and unrealized gains (losses)
Net realized gain on investments	379	142	1,078	717
Net change in unrealized appreciation (depreciation) on investments	14,948	(7,758)	16,587	(5,327)
Net realized gain on total return swap(4)	8,188	8,620	23,799	23,742
Net change in unrealized appreciation (depreciation) on total return swap(4)	9,527	(12,506)	16,826	(9,707)
Total net realized and unrealized gains (losses)	33,042	(11,502)	58,290	9,425

Net increase (decrease) in net assets resulting from operations	$43,737	$(3,590)	$90,290	$23,974

Per share information—basic and diluted

Net increase (decrease) in net assets per share resulting from operations	$0.41	$(0.04)	$0.86	$0.33

Weighted average shares of common stock outstanding	106,581,390	84,923,397	105,130,208	72,157,369

(1) See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fee.

(2) See Note 10 for details of the Company’s general and administrative expenses.

(3) See Note 4 for a discussion of expense support from CIG and recoupment of expense support.

(4) See Note 7 for a discussion of the Company’s total return swap agreement.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Statements of Changes in Net Assets

(in thousands, except share and per share amounts)

	Nine Months Ended September 30,
	2016	2015
	(unaudited)	(unaudited)
Changes in net assets from operations:
Net investment income	$32,000	$14,549
Net realized gain on investments	1,078	717
Net change in unrealized appreciation (depreciation) on investments	16,587	(5,327)
Net realized gain on total return swap(1)	23,799	23,742
Net change in unrealized appreciation (depreciation) on total return swap(1)	16,826	(9,707)
Net increase in net assets resulting from operations	90,290	23,974
Changes in net assets from shareholders' distributions:(2)
Net investment income	(31,744)	(14,549)
Net realized gain on total return swap
Net interest and other income from TRS portfolio	(22,386)	(21,997)
Net gain on TRS loan sales(4)	(2,443)	(1,745)
Net realized gain on investments	(1,078)	(717)
Distributions in excess of net investment income(3)	-	(499)
Net decrease in net assets from shareholders' distributions	(57,651)	(39,507)
Changes in net assets from capital share transactions:
Issuance of common stock, net of issuance costs of $1,739 and $34,420, respectively	19,278	350,445
Reinvestment of shareholders' distributions	29,179	20,704
Repurchase of common stock	(12,231)	(5,086)
Net increase in net assets resulting from capital share transactions	36,226	366,063

Total increase in net assets	68,865	350,530
Net assets at beginning of period	904,326	496,389
Net assets at end of period	$973,191	$846,919

Net asset value per share of common stock at end of period	$9.02	$9.13
Shares of common stock outstanding at end of period	107,920,075	92,740,834

Undistributed (distributions in excess of) net investment income at end of period(3)	$256	$(499)

(1) See Note 7 for a discussion of the Company’s total return swap agreement.

(2)	This table presents changes in net assets from shareholders' distributions on a GAAP basis. See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)

Distributions in excess of net investment income represent certain expenses, which are not deductible on a tax-basis.  Unearned capital gains incentive fees and certain offering expenses reduce GAAP basis net investment income, but do not reduce tax basis net investment income. These tax-related adjustments represent additional net investment income available for distribution for tax purposes.

(4)	During the nine months ended September 30, 2016, the Company realized losses of $1,030, which are not currently deductible on a tax-basis.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2016	2015
	(unaudited)	(unaudited)
Operating activities:
Net increase in net assets resulting from operations	$90,290	$23,974
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net accretion of discount on investments	(1,442)	(710)
Proceeds from principal repayment of investments	126,908	6,819
Purchase of investments	(450,390)	(404,283)
Paid-in-kind interest	(596)	-
Increase in short term investments, net	(37,879)	(10,431)
Proceeds from sale of investments	14,462	63,847
Net realized gain on investments	(1,078)	(717)
Net unrealized (appreciation) depreciation on investments	(16,587)	5,327
Net unrealized (appreciation) depreciation on total return swap(1)	(16,826)	9,707
Amortization of deferred financing costs	258	116
(Increase) decrease in due from counterparty(1)	82,981	(50,243)
(Increase) decrease in interest receivable on investments	(170)	(2,659)
(Increase) decrease in receivable due on investments sold	(16)	-
(Increase) decrease in receivable due on total return swap(1)	881	(1,741)
(Increase) decrease in prepaid expenses and other assets	(197)	(155)
Increase (decrease) in payable for investments purchased	(9,800)	34,308
Increase (decrease) in accounts payable and accrued expenses	949	330
Increase (decrease) in interest payable	272	-
Increase (decrease) in accrued management fees	756	3,115
Increase (decrease) in accrued administrative services expense	(192)	(161)
Increase (decrease) in accrued recoupment of expense support from CIG(2)	(480)	1,758
Increase (decrease) in due to CIG - offering, organizational and other costs(3)	(16)	(405)
Net cash used in operating activities	(217,912)	(322,204)

Financing activities:
Gross proceeds from issuance of common stock	26,476	385,730
Commissions and dealer manager fees paid	(2,213)	(34,145)
Repurchase of common stock	(12,231)	(5,086)
Shareholders' distributions paid(4)	(28,472)	(18,803)
Borrowings under credit facilities(5)	242,423	22,000
Repayment of credit facilities(5)	(18,000)	(22,000)
Increase in restricted cash	-	(2,000)
Deferred financing costs paid	(3,322)	(278)
Net cash provided by financing activities	204,661	325,418

Net (decrease) increase in cash	(13,251)	3,214
Cash, beginning of period	39,741	9,474
Cash, end of period	$26,490	$12,688

Supplemental non-cash financing activities:
Cash paid for interest	$232	$145
Reinvestment of shareholders' distributions(4)	$29,179	$20,704

(1) See Note 7 for a discussion of the Company’s total return swap agreement.

(2)	See Note 4 for a discussion of expense support from CIG and recoupment of expense support.

(3)	See Note 2 for a discussion of offering, organizational and other costs submitted to the Company for reimbursement by CIG and its affiliates.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(5)	See Note 8 for a discussion of the Company’s credit facilities.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Schedule of Investments (unaudited)

September 30, 2016

(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(o)	Fair Value(c)
Senior Secured First Lien Debt - 42.5%
AbelConn, LLC / Atrenne Computing Solutions, LLC / Airco Industries, LLC, L+875, 1.00% LIBOR Floor, 7/17/2019(i)	3 Month LIBOR	Aerospace & Defense	$22,329	$21,883	$21,882
Adams Publishing Group, LLC, L+700, 1.00% LIBOR Floor, 11/3/2020(m)	3 Month LIBOR	Media: Advertising, Printing & Publishing	4,079	3,998	3,998
American Clinical Solutions LLC, L+950, 1.00% LIBOR Floor, 6/11/2020	3 Month LIBOR	Healthcare & Pharmaceuticals	9,221	9,083	9,083
American Media, Inc., L+750, 1.00% LIBOR Floor, 8/24/2020(m)	1 Month LIBOR	Media: Advertising, Printing & Publishing	11,674	11,330	11,324
American Media, Inc., 0.50% Unfunded, 8/24/2020(e)	None	Media: Advertising, Printing & Publishing	564	(17)	(17)
American Media, Inc., 7.50%, 8/24/2020(e)	None	Media: Advertising, Printing & Publishing	206	(6)	(6)
American Teleconferencing Services, Ltd., L+650, 1.00% LIBOR Floor, 12/8/2021(m)	3 Month LIBOR	Telecommunications	19,499	17,637	18,987
AMPORTS, Inc., L+500, 1.00% LIBOR Floor, 5/19/2020(i)	3 Month LIBOR	Automotive	19,100	18,718	18,718
CF Entertainment Inc., L+1100, 1.00% LIBOR Floor, 6/26/2020(m)	12 Month LIBOR	Media: Diversified & Production	17,138	17,095	17,095
Dodge Data & Analytics, LLC / Skyline Data News and Analytics, LLC, L+875, 1.00% LIBOR Floor, 10/31/2019(m)	3 Month LIBOR	Construction & Building	10,387	10,231	10,231
ECI Acquisition Holdings, Inc., L+625, 1.00% LIBOR Floor, 3/11/2019(m)	3 Month LIBOR	High Tech Industries	8,539	8,512	8,539
Elemica, Inc., L+800, 1.00% LIBOR Floor, 7/7/2021(m)	1 Month LIBOR	High Tech Industries	17,456	17,031	17,020
Elemica, Inc., 0.50% Unfunded, 7/7/2021(e)	None	High Tech Industries	2,500	(63)	(63)
EnTrans International, LLC, L+750, 1.00% LIBOR Floor, 6/4/2020	3 Month LIBOR	Capital Equipment	13,594	9,790	9,787
F+W Media, Inc., L+950, 1.25% LIBOR Floor, 6/30/2019(m)	3 Month LIBOR	Media: Diversified & Production	10,290	10,010	8,412
Forbes Media LLC, L+675, 1.00% LIBOR Floor, 9/12/2019(i)	3 Month LIBOR	Media: Advertising, Printing & Publishing	15,000	14,588	14,588
Ignite Restaurant Group, Inc., L+700, 1.00% LIBOR Floor, 2/13/2019(m)	3 Month LIBOR	Beverage, Food & Tobacco	10,509	10,418	10,299
Infinity Sales Group, LLC, L+1050, 1.00% LIBOR Floor, 11/21/2018(m)	1 Month LIBOR	Services: Business	8,408	7,652	7,651
Infogroup Inc., L+550, 1.50% LIBOR Floor, 5/26/2018(m)	3 Month LIBOR	Media: Advertising, Printing & Publishing	15,619	15,267	15,419
Intertain Group Ltd., L+650, 1.00% LIBOR Floor, 4/8/2022(h)(m)	3 Month LIBOR	Hotel, Gaming & Leisure	1,816	1,786	1,814
Ipsen International GmbH, L+800, 1.00% LIBOR Floor, 9/30/2019(h)(i)	3 Month LIBOR	Capital Equipment	1,456	1,463	1,463
Ipsen, Inc., L+700, 1.00% LIBOR Floor, 9/30/2019(i)	3 Month LIBOR	Capital Equipment	8,095	7,994	7,994
ITC Service Group Acquisition LLC, L+950, 0.50% LIBOR Floor, 5/26/2021(i)	1 Month LIBOR	High Tech Industries	11,250	11,025	11,025
KPC Health Care, Inc., L+925, 1.00% LIBOR Floor, 8/28/2020(m)	6 Month LIBOR	Healthcare & Pharmaceuticals	9,888	9,691	9,691
Labvantage Solutions Inc., L+800, 1.00% LIBOR Floor, 12/29/2020(m)	3 Month LIBOR	High Tech Industries	4,906	4,857	4,857
Labvantage Solutions Ltd., E+800, 1.00% EURIBOR Floor, 12/29/2020(h)	3 Month EURIBOR	High Tech Industries	€4,495	5,002	5,002
Lift Brands, Inc., L+800, 1.00% LIBOR Floor, 12/23/2019(m)	3 Month LIBOR	Services: Consumer	9,613	9,493	9,493
Nathan's Famous Inc., 10.00%, 3/15/2020(h)(m)	None	Beverage, Food & Tobacco	6,000	6,000	6,615
Nextech Systems, LLC, L+725, 1.00% LIBOR Floor, 6/22/2021(i)(m)	3 Month LIBOR	High Tech Industries	16,000	15,384	15,680
NWN Acquisition Holding Company LLC, L+1000, 1.00% LIBOR Floor, 10/16/2020(i)	3 Month LIBOR	High Tech Industries	14,793	14,387	14,386
Pacific Coast Holding Investment LLC, L+970, 2.00% LIBOR Floor, 2/14/2017	1 Month LIBOR	Healthcare & Pharmaceuticals	5,250	5,224	5,224
Petroflow Energy Corporation, L+800, 1.00% LIBOR Floor, 6/29/2019	1 Month LIBOR	Energy: Oil & Gas	4,851	4,548	4,548
Plano Molding Company, LLC, L+600, 1.00% LIBOR Floor, 5/12/2021(m)	3 Month LIBOR	Consumer Goods: Non-Durable	10,863	10,772	10,265
Rimini Street, Inc., 15.00%, 6/24/2017(l)	None	High Tech Industries	11,974	11,792	11,734
Rimini Street, Inc., 15.00%, 6/24/2020(l)(p)	None	High Tech Industries	5,558	5,452	5,447
Sequoia Healthcare Management, LLC, 16.00%, 7/17/2019(m)(p)	None	Healthcare & Pharmaceuticals	6,684	6,567	6,567
SmartBear Software Inc., L+750, 1.00% LIBOR Floor, 12/30/2020(m)	3 Month LIBOR	High Tech Industries	18,706	18,371	18,706
Southcross Holdings Borrower LP, 9.00%, 4/13/2023(p)(q)	None	Energy: Oil & Gas	170	149	143
Spinal USA, Inc. / Precision Medical Inc., L+950, 1.00% LIBOR Floor, 1/21/2020(m)	3 Month LIBOR	Healthcare & Pharmaceuticals	12,281	12,189	12,189
Spinal USA, Inc. / Precision Medical Inc., L+950, 1.00% LIBOR Floor, 7/21/2020(p)	3 Month LIBOR	Healthcare & Pharmaceuticals	128	126	126
Sprint Industrial Holdings, LLC, L+575, 1.25% LIBOR Floor, 5/14/2019(m)	3 Month LIBOR	Energy: Oil & Gas	7,325	6,835	5,384
Studio Movie Grill Holdings, LLC, L+725, 1.00% LIBOR Floor, 9/10/2018(e)(m)	3 Month LIBOR	Hotel, Gaming & Leisure	15,238	15,232	15,238
Telestream Holdings Corp., L+677, 1.00% LIBOR Floor, 1/15/2020(i)(m)	3 Month LIBOR	High Tech Industries	7,200	7,067	7,056
Worley Claims Services, LLC, L+800, 1.00% LIBOR Floor, 10/31/2020(m)	1 Month LIBOR	Services: Business	20,167	19,965	19,965
Total Senior Secured First Lien Debt				414,528	413,559

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Schedule of Investments (unaudited) (continued)

September 30, 2016

(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(o)	Fair Value(c)
Senior Secured Second Lien Debt - 47.2%
ABG Intermediate Holdings 2 LLC, L+850, 1.00% LIBOR Floor, 5/27/2022(e)(l)(m)	3 Month LIBOR	Retail	18,666	18,352	18,339
Access CIG, LLC, L+875, 1.00% LIBOR Floor, 10/17/2022(l)	3 Month LIBOR	Services: Business	16,030	15,442	15,629
ALM Media, LLC, L+800, 1.00% LIBOR Floor, 7/30/2021(m)	3 Month LIBOR	Media: Advertising, Printing & Publishing	10,344	10,197	9,723
American Residential Services LLC, L+800, 1.00% LIBOR Floor, 12/31/2021(m)	3 Month LIBOR	Construction & Building	4,933	4,887	4,884
AmWINS Group, LLC, L+850, 1.00% LIBOR Floor, 9/4/2020(m)	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	3,825	3,853	3,887
C.H.I. Overhead Doors, Inc., L+775, 1.00% LIBOR Floor, 7/31/2023(m)	3 Month LIBOR	Construction & Building	7,791	7,741	7,679
Confie Seguros Holding II Co., L+900, 1.25% LIBOR Floor, 5/8/2019	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	13,827	13,325	13,966
Conisus, LLC, L+875, 1.00% LIBOR Floor, 6/23/2021	3 Month LIBOR	Healthcare & Pharmaceuticals	11,750	9,518	9,517
Deltek, Inc., L+850, 1.00% LIBOR Floor, 6/26/2023(m)	3 Month LIBOR	Services: Business	12,445	12,263	12,624
Drew Marine Group, Inc., L+700, 1.00% LIBOR Floor, 5/19/2021(h)	3 Month LIBOR	Chemicals, Plastics & Rubber	9,500	9,458	9,215
EISI LLC, L+850, 1.00% LIBOR Floor, 9/23/2020(l)(m)	3 Month LIBOR	High Tech Industries	20,000	19,744	19,400
Elements Behavioral Health, Inc., L+1200, 1.00% LIBOR Floor, 2/11/2020(p)	3 Month LIBOR	Healthcare & Pharmaceuticals	5,514	5,479	4,521
Emerald 3 Ltd., L+700, 1.00% LIBOR Floor, 5/16/2022(h)(m)	3 Month LIBOR	Environmental Industries	3,000	2,976	2,685
Encapsys, LLC, L+1000, 1.00% LIBOR Floor, 3/3/2021	3 Month LIBOR	Chemicals, Plastics & Rubber	11,165	11,137	11,137
Flexera Software LLC, L+700, 1.00% LIBOR Floor, 4/2/2021	3 Month LIBOR	High Tech Industries	9,385	9,115	9,233
Genex Holdings, Inc., L+775, 1.00% LIBOR Floor, 5/30/2022(m)	1 Month LIBOR	Services: Business	11,410	11,331	10,897
Global Tel*Link Corp., L+775, 1.25% LIBOR Floor, 11/23/2020	3 Month LIBOR	Telecommunications	9,500	9,488	9,055
Infiltrator Water Technologies, LLC, L+875, 1.00% LIBOR Floor, 5/26/2023(m)	3 Month LIBOR	Construction & Building	13,917	13,728	13,986
Institutional Shareholder Services Inc., L+750, 1.00% LIBOR Floor, 4/30/2022(m)	3 Month LIBOR	Services: Business	7,860	7,784	7,546
Kronos Inc., L+850, 1.25% LIBOR Floor, 4/30/2020	3 Month LIBOR	High Tech Industries	3,738	3,726	3,815
Lanyon Solutions, Inc., L+850, 1.00% LIBOR Floor, 11/15/2021(l)	3 Month LIBOR	High Tech Industries	2,273	2,265	2,273
Mergermarket USA, Inc., L+650, 1.00% LIBOR Floor, 2/4/2022(m)	3 Month LIBOR	Services: Business	3,380	3,326	3,253
Mississippi Sand, LLC, L+1000, 1.00% LIBOR Floor, 11/21/2019	3 Month LIBOR	Metals & Mining	13,196	10,822	10,821
Mitchell International, Inc., L+750, 1.00% LIBOR Floor, 10/11/2021(l)(m)	3 Month LIBOR	High Tech Industries	14,909	14,459	14,592
MSC.Software Corp., L+750, 1.00% LIBOR Floor, 5/29/2021(l)	3 Month LIBOR	High Tech Industries	15,000	14,823	14,700
MWI Holdings, Inc., L+925, 1.00% LIBOR Floor, 12/28/2020(m)	3 Month LIBOR	Construction & Building	10,000	9,760	9,950
Navex Global, Inc., L+875, 1.00% LIBOR Floor, 11/18/2022(l)(m)	3 Month LIBOR	High Tech Industries	16,245	16,024	15,757
Onex TSG Holdings II Corp., L+850, 1.00% LIBOR Floor, 7/31/2023(m)	3 Month LIBOR	Healthcare & Pharmaceuticals	12,249	12,132	12,065
Patterson Medical Supply, Inc., L+850, 1.00% LIBOR Floor, 8/28/2023(m)	2 Month LIBOR	Healthcare & Pharmaceuticals	13,500	13,375	13,163
Pelican Products, Inc., L+825, 1.00% LIBOR Floor, 4/11/2021(l)	3 Month LIBOR	Chemicals, Plastics & Rubber	3,469	3,479	3,261
PetroChoice Holdings, Inc., L+875, 1.00% LIBOR Floor, 8/21/2023(m)	3 Month LIBOR	Chemicals, Plastics & Rubber	15,000	14,722	14,737
Pike Corp., L+850, 1.00% LIBOR Floor, 6/22/2022(m)	2 Month LIBOR	Energy: Electricity	12,500	12,349	12,438
PSC Industrial Holdings Corp., L+825, 1.00% LIBOR Floor, 12/5/2021(m)	3 Month LIBOR	Services: Business	10,000	9,835	9,450
RP Crown Parent, LLC, L+1000, 1.25% LIBOR Floor, 12/21/2019	1 Month LIBOR	High Tech Industries	5,000	4,784	5,038
Securus Technologies Holdings, Inc., L+775, 1.25% LIBOR Floor, 4/30/2021	3 Month LIBOR	Telecommunications	4,500	4,478	4,365
SMG, L+825, 1.00% LIBOR Floor, 2/27/2021(m)	3 Month LIBOR	Hotel, Gaming & Leisure	6,142	6,142	6,080
Sterling Midco Holdings, Inc., L+775, 1.00% LIBOR Floor, 6/19/2023(m)	3 Month LIBOR	Services: Business	10,462	10,431	10,122
STG-Fairway Acquisitions, Inc., L+925, 1.00% LIBOR Floor, 6/30/2023(m)	3 Month LIBOR	Services: Business	10,000	9,865	9,500
Survey Sampling International, LLC, L+900, 1.00% LIBOR Floor, 12/16/2021(l)	3 Month LIBOR	Services: Business	15,000	14,754	14,700
Telecommunications Management, LLC, L+800, 1.00% LIBOR Floor, 10/30/2020(m)	3 Month LIBOR	Media: Broadcasting & Subscription	1,606	1,571	1,590
TexOak Petro Holdings LLC, 8.00%, 12/29/2019(p)	None	Energy: Oil & Gas	6,593	1,301	1,300
TMK Hawk Parent, Corp., L+750, 1.00% LIBOR Floor, 10/1/2022(m)	3 Month LIBOR	Beverage, Food & Tobacco	15,000	14,875	14,850
TouchTunes Interactive Networks, Inc, L+825, 1.00% LIBOR Floor, 5/29/2022	3 Month LIBOR	Hotel, Gaming & Leisure	6,000	5,940	5,940
U.S. Renal Care, Inc., L+800, 1.00% LIBOR Floor, 12/29/2023(m)	3 Month LIBOR	Healthcare & Pharmaceuticals	10,000	9,814	9,700
Vestcom International, Inc., L+775, 1.00% LIBOR Floor, 9/30/2022(m)	3 Month LIBOR	Services: Business	15,000	14,940	14,700
Wand Intermediate I LP, L+725, 1.00% LIBOR Floor, 9/19/2022(m)	6 Month LIBOR	Automotive	16,000	15,879	15,520
Winebow Holdings, Inc., L+750, 1.00% LIBOR Floor, 1/2/2022(m)	1 Month LIBOR	Beverage, Food & Tobacco	12,823	12,534	11,829
Total Senior Secured Second Lien Debt				464,223	459,432

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Schedule of Investments (unaudited) (continued)

September 30, 2016

(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(o)	Fair Value(c)
Collateralized Securities and Structured Products - Debt - 3.8%
Deutsche Bank AG Frankfurt CRAFT 2013-1A Class Credit Linked Note, L+925, 4/17/2020(h)	3 Month LIBOR	Diversified Financials	2,000	2,024	1,960
Deutsche Bank AG Frankfurt CRAFT 2013-1X Class Credit Linked Note, L+925, 4/17/2020(h)	3 Month LIBOR	Diversified Financials	610	617	598
Deutsche Bank AG Frankfurt CRAFT 2014-1 Class Credit Linked Note, L+965, 5/15/2019(h)	3 Month LIBOR	Diversified Financials	5,400	5,400	5,292
Deutsche Bank AG Frankfurt CRAFT 2015-2 Class Credit Linked Note, L+925, 1/16/2022(h)	3 Month LIBOR	Diversified Financials	15,500	15,500	14,725
Great Lakes CLO 2014-1, Ltd. Class E Notes, L+525, 4/15/2025(g)(h)	3 Month LIBOR	Diversified Financials	5,000	4,603	4,175
Ivy Hill Middle Market Credit Fund VII, Ltd. Class E Notes, L+565, 10/20/2025(g)(h)	3 Month LIBOR	Diversified Financials	2,000	1,876	1,731
JFIN CLO 2014, Ltd. Class E Notes, L+500, 4/20/2025(g)(h)	3 Month LIBOR	Diversified Financials	2,500	2,340	2,083
NXT Capital CLO 2014-1, LLC Class E Notes, L+550, 4/23/2026(g)(h)	3 Month LIBOR	Diversified Financials	7,500	7,083	6,376
Total Collateralized Securities and Structured Products - Debt				39,443	36,940
Collateralized Securities and Structured Products - Equity - 3.5%
Anchorage Capital CLO 2012-1, Ltd. Subordinated Notes, 4.57% Estimated Yield, 1/13/2025(h)	(f)	Diversified Financials	4,000	2,883	2,729
APIDOS CLO XVI Subordinated Notes, 3.28% Estimated Yield, 1/19/2025(h)	(f)	Diversified Financials	9,000	4,981	3,677
CENT CLO 19 Ltd. Subordinated Notes, 8.68% Estimated Yield, 10/29/2025(h)	(f)	Diversified Financials	2,000	1,359	1,157
Dryden XXIII Senior Loan Fund Subordinated Notes, 1.40% Estimated Yield, 7/17/2023(h)	(f)	Diversified Financials	9,250	5,098	3,524
Galaxy XV CLO Ltd. Class A Subordinated Notes, 8.72% Estimated Yield, 4/15/2025(h)	(f)	Diversified Financials	4,000	2,509	2,162
Ivy Hill Middle Market Credit Fund VII, Ltd. Subordinated Notes, 8.80% Estimated Yield, 10/20/2025(h)	(f)	Diversified Financials	2,000	1,698	1,449
Ivy Hill Middle Market Credit Fund VIII, Ltd. Subordinated Loan, 10.35% Estimated Yield, 2/2/2026(e)(h)	(f)	Diversified Financials	10,000	9,983	9,813
Ivy Hill Middle Market Credit Fund IX, Ltd. Subordinated Notes, 14.59% Estimated Yield, 10/18/2025(h)	(f)	Diversified Financials	8,146	6,249	6,172
Ivy Hill Middle Market Credit Fund X, Ltd. Subordinated Notes, 11.50% Estimated Yield, 7/24/2027(h)	(f)	Diversified Financials	4,760	4,040	3,706
Total Collateralized Securities and Structured Products - Equity				38,800	34,389
Unsecured Debt - 3.1%
Alliant Holdings I, L.P., 8.25%, 8/1/2023	None	Banking, Finance, Insurance & Real Estate	7,255	7,239	7,379
American Tire Distributors, Inc., 10.25%, 3/1/2022	None	Automotive	5,000	4,866	4,606
NFP Corp., 9.00%, 7/15/2021	None	Banking, Finance, Insurance & Real Estate	9,000	8,963	9,265
Radio One, Inc., 9.25%, 2/15/2020	None	Media: Broadcasting & Subscription	9,000	8,579	8,426
Total Unsecured Debt				29,647	29,676
Equity - 0.6%
Encapsys, LLC, Class A Units(n)		Chemicals, Plastics & Rubber	10,000 Units	1,000	1,000
Mooregate ITC Acquisition, LLC, Class A Units(n)		High Tech Industries	500 Units	563	563
NS NWN Acquisition, LLC(n)		High Tech Industries	346 Units	337	337
NSG Co-Invest (Bermuda), LP(h)(n)		Consumer Goods: Durable	1,575 Units	1,000	1,000
Southcross Holdings GP, LLC, Units(n)		Energy: Oil & Gas	188 Units	-	-
Southcross Holdings LP, Class A-II Units(n)		Energy: Oil & Gas	188 Units	75	70
Speed Commerce Investment Part, LLC(n)		High Tech Industries	629 Units	2,640	2,640
Texoak Petro Holdings, LLC(n)		Energy: Oil & Gas	60,000 Units	-	-
Total Equity				5,615	5,610
Short Term Investments - 5.8%(j)
First American Treasury Obligations Fund, Class Z Shares, 0.22%(k)				56,771	56,771
Total Short Term Investments				56,771	56,771
TOTAL INVESTMENTS - 106.5%				$1,049,027	1,036,377
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.5%					(63,186)
NET ASSETS - 100%					$973,191
TOTAL RETURN SWAP - (1.9)%			Notional Amount		Unrealized Depreciation
Citibank TRS Facility (see Note 7)			$446,288		$(18,074)

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Schedule of Investments (unaudited) (continued)

September 30, 2016

(in thousands)

(a)

All of the Company’s investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940, as amended, or the 1940 Act, except for investments specifically identified as non-qualifying per note (h) below. Except for CĪON / Capitala Senior Loan Fund I, LLC, or CCSLF, the Company does not control and is not an affiliate of any of the portfolio companies in its investment portfolio. See Note 6 for a description of the Company’s investment in CCSLF. Unless specifically identified in note (p) below, investments do not contain a paid-in-kind, or PIK, interest provision.

(b)

The 1, 2, 3, 6, and 12 month London Interbank Offered Rate, or LIBOR, rates were 0.53%, 0.65%, 0.85%, 1.24%, and 1.55%, respectively, as of September 30, 2016.  The actual LIBOR rate for each loan listed may not be the applicable LIBOR rate as of September 30, 2016, as the loan may have been priced or repriced based on a LIBOR rate prior to or subsequent to September 30, 2016. The 3 month Euro Interbank Offered Rate, or EURIBOR, rate was (0.30%) as of September 30, 2016.

(c)	Fair value determined by the Company’s board of directors (see Note 9).

(d)	Denominated in U.S. dollars unless otherwise noted.

(e)

As discussed in Note 11, on September 30, 2016, the Company was committed, upon the satisfaction of certain conditions, to fund an additional $1,119, $770, $2,500, $1,111, and $4,127 to ABG Intermediate Holdings 2 LLC, American Media, Inc., Elemica Holdings, Inc., Ivy Hill Middle Market Credit Fund VIII, Ltd., and Studio Movie Grill Holdings, LLC, respectively. As of November 7, 2016, the Company was committed, upon the satisfaction of certain conditions, to fund an additional $1,119, $830, $2,500, $1,111, and $4,127 to ABG Intermediate Holdings 2 LLC, American Media, Inc., Elemica Holdings, Inc., Ivy Hill Middle Market Credit Fund VIII, Ltd., and Studio Movie Grill Holdings, LLC, respectively.

(f)

The CLO subordinated notes are considered equity positions in the CLO vehicles and are not rated. Equity investments are entitled to recurring distributions, which are generally equal to the remaining cash flow of the payments made by the underlying vehicle's securities less contractual payments to debt holders and expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(g)

Great Lakes CLO 2014-1 Class E Notes, Ivy Hill Middle Market Credit Fund VII Class E Notes and NXT Capital CLO 2014-1 Class E Notes were rated Ba2 on Moody's credit scale as of September 30, 2016. JFIN CLO 2014 Class E Notes were rated BB on S&P's credit scale as of September 30, 2016.

(h)

The investment or a portion thereof is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets as defined under Section 55 of the 1940 Act. As of September 30, 2016, 91.7% of the Company’s total assets represented qualifying assets. In addition, as described in Note 7, the Company calculates its compliance with the qualifying asset test on a “look through” basis by treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 90.3% of the Company’s total assets represented qualifying assets as of September 30, 2016.

(i)

In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional amounts as a result of an arrangement between the Company and other lenders in the syndication in exchange for lower payment priority.

(j)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

(k)	7-day effective yield as of September 30, 2016.

(l)	Investment or a portion thereof was pledged as collateral supporting the amounts outstanding, if any, under the revolving credit facility with East West Bank as of September 30, 2016 (see Note 8).

(m)

Investment or a portion thereof held within the Company’s wholly-owned consolidated subsidiary, 34th Street Funding, LLC, or 34th Street, and was pledged as collateral supporting the amounts outstanding under the credit facility with JPMorgan Chase Bank, National Association, or JPM, as of September 30, 2016 (see Note 8).

(n)	Non-income producing security.

(o)	Represents amortized cost for debt securities and cost for equity investments.

(p)

For the nine months ended September 30, 2016, the following investments contain a PIK interest provision whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities:

			Interest Rate			Interest Amount
	Portfolio Company	Investment Type	Cash	PIK	All-in-Rate	Cash	PIK	Total
	Elements Behavioral Health, Inc.	Senior Secured Second Lien Debt	-	13.00%	13.00%	$-	$514	$514
	Rimini Street, Inc.	Senior Secured First Lien Debt	12.00%	3.00%	15.00%	$183	$46	$229
	Sequoia Healthcare Management, LLC	Senior Secured First Lien Debt	12.00%	4.00%	16.00%	$2	$1	$3
	Smile Brands Group, Inc.(q)	Senior Secured First Lien Debt	7.50%	1.50%	9.00%	$197	$34	$231
	Southcross Holdings Borrower LP(r)	Senior Secured First Lien Debt	3.50%	5.50%	9.00%	$2	$2	$4
	Spinal USA, Inc. / Precision Medical Inc.	Senior Secured First Lien Debt	-	10.50%	10.50%	$-	$-	$-
	TexOak Petro Holdings LLC	Senior Secured Second Lien Debt	-	8.00%	8.00%	$-	$1	$1

(q)	Outstanding principal and accrued interest of the underlying loan was fully repaid on August 17, 2016.

(r)	Prior to September 30, 2016, the underlying loan was assigned to the Company and removed from the TRS.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Schedule of Investments

December 31, 2015

(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/Par Amount	Amortized Cost	Fair Value(c)
Senior Secured First Lien Debt - 11.5%
Accruent, LLC, L+625, 1.00% LIBOR Floor, 11/25/2019	3 Month LIBOR	High Tech Industries	$2,962	$2,957	$2,933
ECI Acquisition Holdings, Inc., L+625, 1.00% LIBOR Floor, 3/11/2019(d)	3 Month LIBOR	High Tech Industries	8,583	8,548	8,497
F+W Media, Inc., L+725, 1.25% LIBOR Floor, 6/30/2019	3 Month LIBOR	Media: Diversified & Production	10,414	10,090	10,153
Ignite Restaurant Group, Inc., L+700, 1.00% LIBOR Floor, 2/13/2019	3 Month LIBOR	Beverage, Food & Tobacco	11,639	11,510	11,522
Infogroup Inc., L+550, 1.50% LIBOR Floor, 5/26/2018	3 Month LIBOR	Media: Advertising, Printing & Publishing	15,743	15,242	14,956
Intertain Group Ltd., L+650, 1.00% LIBOR Floor, 4/8/2022(g)	3 Month LIBOR	Hotel, Gaming & Leisure	1,993	1,956	1,963
Nathan's Famous Inc., 10.00%, 3/15/2020(g)	None	Beverage, Food & Tobacco	6,000	6,000	6,248
Panda Sherman Power, LLC, L+750, 1.50% LIBOR Floor, 9/14/2018	3 Month LIBOR	Energy: Electricity	4,243	4,215	3,840
Plano Molding Company, LLC, L+600, 1.00% LIBOR Floor, 5/12/2021	3 Month LIBOR	Consumer Goods: Non-Durable	10,945	10,842	10,726
Smile Brands Group, Inc., L+775, 1.25% LIBOR Floor, 8/16/2019(l)	3 Month LIBOR	Healthcare & Pharmaceuticals	3,678	3,623	2,630
Sprint Industrial Holdings, LLC, L+575, 1.25% LIBOR Floor, 5/14/2019	3 Month LIBOR	Energy: Oil & Gas	7,381	6,785	6,274
Studio Movie Grill Holdings, LLC, L+725, 1.00% LIBOR Floor, 9/10/2018(d)	3 Month LIBOR	Hotel, Gaming & Leisure	18,625	18,538	18,625
TOPPS Company, Inc., L+600, 1.25% LIBOR Floor, 10/2/2018	3 Month LIBOR	Consumer Goods: Non-Durable	3,310	3,273	3,248
US Joiner Holding Company, L+600, 1.00% LIBOR Floor, 4/16/2020	3 Month LIBOR	Capital Equipment	2,598	2,568	2,572
Total Senior Secured First Lien Debt				106,147	104,187
Senior Secured Second Lien Debt - 50.2%
ABG Intermediate Holdings 2 LLC, L+850, 1.00% LIBOR Floor, 5/27/2022(d)	3 Month LIBOR	Retail	8,788	8,721	8,623
Access CIG, LLC, L+875, 1.00% LIBOR Floor, 10/17/2022	3 Month LIBOR	Services: Business	16,030	15,382	15,629
ALM Media, LLC, L+800, 1.00% LIBOR Floor, 7/30/2021	3 Month LIBOR	Media: Advertising, Printing & Publishing	10,344	10,174	9,671
American Residential Services LLC, L+800, 1.00% LIBOR Floor, 12/31/2021	3 Month LIBOR	Construction & Building	3,700	3,669	3,672
AmWINS Group, LLC, L+850, 1.00% LIBOR Floor, 9/4/2020	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	3,075	3,104	3,052
Blue Ribbon, LLC, L+825, 1.00% LIBOR Floor, 11/13/2022(k)	3 Month LIBOR	Beverage, Food & Tobacco	18,000	17,846	17,640
C.H.I. Overhead Doors, Inc., L+775, 1.00% LIBOR Floor, 7/31/2023	3 Month LIBOR	Construction & Building	7,000	6,965	6,580
Concentra Inc., L+800, 1.00% LIBOR Floor, 6/1/2023	3 Month LIBOR	Healthcare & Pharmaceuticals	5,714	5,659	5,657
Deltek, Inc., L+850, 1.00% LIBOR Floor, 6/26/2023	3 Month LIBOR	Services: Business	11,245	11,080	11,105
Drew Marine Group, Inc., L+700, 1.00% LIBOR Floor, 5/19/2021(g)	3 Month LIBOR	Chemicals, Plastics & Rubber	9,500	9,452	9,120
EISI LLC, L+850, 1.00% LIBOR Floor, 9/23/2020(k)	3 Month LIBOR	High Tech Industries	20,000	19,709	19,400
Elements Behavioral Health, Inc., L+1075, 1.00% LIBOR Floor, 2/11/2020(l)	3 Month LIBOR	Healthcare & Pharmaceuticals	5,018	4,978	4,918
Emerald 3 Ltd., L+700, 1.00% LIBOR Floor, 5/16/2022(g)	3 Month LIBOR	Environmental Industries	3,000	2,974	2,850
Flexera Software LLC, L+700, 1.00% LIBOR Floor, 4/2/2021	3 Month LIBOR	High Tech Industries	9,385	9,081	8,834
GCA Services Group, Inc., L+800, 1.25% LIBOR Floor, 11/1/2020	3 Month LIBOR	Services: Consumer	3,361	3,353	3,319
Genex Holdings, Inc., L+775, 1.00% LIBOR Floor, 5/30/2022	1 Month LIBOR	Services: Business	11,410	11,331	10,754
Global Tel*Link Corp., L+775, 1.25% LIBOR Floor, 11/23/2020	3 Month LIBOR	Telecommunications	9,500	9,486	6,650
GTCR Valor Companies, Inc., L+850, 1.00% LIBOR Floor, 11/30/2021	3 Month LIBOR	High Tech Industries	5,000	4,960	4,806
Hilex Poly Co. LLC, L+875, 1.00% LIBOR Floor, 6/5/2022	3 Month LIBOR	Containers, Packaging & Glass	12,409	12,176	11,851
Infiltrator Water Technologies, LLC, L+875, 1.00% LIBOR Floor, 5/26/2023	3 Month LIBOR	Construction & Building	13,916	13,714	13,847
Institutional Shareholder Services Inc., L+750, 1.00% LIBOR Floor, 4/30/2022	3 Month LIBOR	Services: Business	7,860	7,777	7,506
Landslide Holdings, Inc., L+725, 1.00% LIBOR Floor, 2/25/2021	3 Month LIBOR	Services: Business	9,830	9,826	9,044
Lanyon Solutions, Inc., L+850, 1.00% LIBOR Floor, 11/15/2021	3 Month LIBOR	High Tech Industries	2,273	2,264	2,103
Learfield Communications, Inc., L+775, 1.00% LIBOR Floor, 10/9/2021	3 Month LIBOR	Media: Broadcasting & Subscription	1,350	1,339	1,343
Mergermarket USA, Inc., L+650, 1.00% LIBOR Floor, 2/4/2022	3 Month LIBOR	Services: Business	3,380	3,319	3,076
Mitchell International, Inc., L+750, 1.00% LIBOR Floor, 10/11/2021	3 Month LIBOR	High Tech Industries	7,509	7,491	7,190
MSC.Software Corp., L+750, 1.00% LIBOR Floor, 5/29/2021	3 Month LIBOR	High Tech Industries	15,000	14,801	13,200
Navex Global, Inc., L+875, 1.00% LIBOR Floor, 11/18/2022(k)	3 Month LIBOR	High Tech Industries	16,245	16,006	15,757
Onex TSG Holdings II Corp., L+850, 1.00% LIBOR Floor, 7/31/2023	1 Month LIBOR	Healthcare & Pharmaceuticals	12,249	12,129	12,187
Patterson Medical Supply, Inc., L+775, 1.00% LIBOR Floor, 8/28/2023	3 Month LIBOR	Healthcare & Pharmaceuticals	13,500	13,370	13,230
Pelican Products, Inc., L+825, 1.00% LIBOR Floor, 4/11/2021	3 Month LIBOR	Chemicals, Plastics & Rubber	3,469	3,481	3,304
PetroChoice Holdings, Inc., L+875, 1.00% LIBOR Floor, 8/21/2023	1 Month LIBOR	Chemicals, Plastics & Rubber	15,000	14,707	14,737
Pike Corp., L+850, 1.00% LIBOR Floor, 6/22/2022	3 Month LIBOR	Energy: Electricity	10,000	9,843	9,837
PODS, LLC, L+825, 1.00% LIBOR Floor, 2/2/2023	3 Month LIBOR	Services: Consumer	9,984	9,927	9,835
PSC Industrial Holdings Corp., L+825, 1.00% LIBOR Floor, 12/5/2021	3 Month LIBOR	Services: Business	10,000	9,824	9,450
RP Crown Parent, LLC, L+1000, 1.25% LIBOR Floor, 12/21/2019	3 Month LIBOR	High Tech Industries	5,000	4,746	4,128

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Schedule of Investments (continued)

December 31, 2015

(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/Par Amount	Amortized Cost	Fair Value(c)
Securus Technologies Holdings, Inc., L+775, 1.25% LIBOR Floor, 4/30/2021	3 Month LIBOR	Telecommunications	4,500	4,476	2,498
SI Organization, Inc., L+800, 1.00% LIBOR Floor, 5/23/2020	3 Month LIBOR	Services: Business	1,511	1,499	1,473
SMG, L+825, 1.00% LIBOR Floor, 2/27/2021	3 Month LIBOR	Hotel, Gaming & Leisure	6,220	6,220	6,251
Sterling Midco Holdings, Inc., L+775, 1.00% LIBOR Floor, 6/19/2023	3 Month LIBOR	Services: Business	10,462	10,430	10,383
STG-Fairway Acquisitions, Inc., L+925, 1.00% LIBOR Floor, 6/30/2023	3 Month LIBOR	Services: Business	10,000	9,855	9,600
Surgery Center Holdings, Inc., L+750, 1.00% LIBOR Floor, 11/3/2021	1 Month LIBOR	Healthcare & Pharmaceuticals	6,037	6,050	5,675
Survey Sampling International, LLC, L+900, 1.00% LIBOR Floor, 12/16/2021	3 Month LIBOR	Services: Business	15,000	14,729	14,700
TASC, Inc., 12.00%, 5/23/2021(g)	None	Services: Business	7,332	7,121	7,442
Telecommunications Management, LLC, L+800, 1.00% LIBOR Floor, 10/30/2020	3 Month LIBOR	Media: Broadcasting & Subscription	1,606	1,566	1,566
TMK Hawk Parent, Corp., L+750, 1.00% LIBOR Floor, 10/1/2022(k)	3 Month LIBOR	Beverage, Food & Tobacco	15,000	14,865	14,850
TransFirst Inc., L+800, 1.00% LIBOR Floor, 11/11/2022	1 Month LIBOR	Banking, Finance, Insurance & Real Estate	14,368	14,309	14,081
U.S. Renal Care, Inc., L+800, 1.00% LIBOR Floor, 12/29/2023(h)	3 Month LIBOR	Healthcare & Pharmaceuticals	10,000	9,800	9,825
Vestcom International, Inc., L+775, 1.00% LIBOR Floor, 9/30/2022(k)	3 Month LIBOR	Services: Business	15,000	14,935	14,250
Wand Intermediate I LP, L+725, 1.00% LIBOR Floor, 9/19/2022	3 Month LIBOR	Automotive	16,000	15,875	15,160
Winebow Holdings, Inc., L+750, 1.00% LIBOR Floor, 1/2/2022	1 Month LIBOR	Beverage, Food & Tobacco	12,823	12,505	12,054
Total Senior Secured Second Lien Debt				468,899	453,713
Collateralized Securities and Structured Products - Debt - 4.6%
Deutsche Bank AG Frankfurt CRAFT 2013-1A Class Credit Linked Note, L+925, 4/17/2020(g)	3 Month LIBOR	Diversified Financials	2,000	2,029	1,940
Deutsche Bank AG Frankfurt CRAFT 2013-1X Class Credit Linked Note, L+925, 4/17/2020(g)	3 Month LIBOR	Diversified Financials	610	618	592
Deutsche Bank AG Frankfurt CRAFT 2014-1 Class Credit Linked Note, L+965, 5/15/2019(g)	3 Month LIBOR	Diversified Financials	5,400	5,400	5,238
Deutsche Bank AG Frankfurt CRAFT 2015-2 Class Credit Linked Note, L+925, 1/16/2022(g)	3 Month LIBOR	Diversified Financials	15,500	15,500	15,190
Great Lakes CLO 2014-1, Ltd. Class E Notes, L+525, 4/15/2025(f)(g)	3 Month LIBOR	Diversified Financials	5,000	4,568	3,950
Ivy Hill Middle Market Credit Fund VII, Ltd. Class E Notes, L+565, 10/20/2025(f)(g)	3 Month LIBOR	Diversified Financials	2,000	1,869	1,673
JFIN CLO 2014, Ltd. Class E Notes, L+500, 4/20/2025(f)(g)	3 Month LIBOR	Diversified Financials	2,500	2,326	2,031
JPMorgan Chase Bank, N.A. Credit Linked Note, L+1225, 12/20/2021(g)	3 Month LIBOR	Diversified Financials	5,000	5,000	4,940
NXT Capital CLO 2014-1, LLC Class E Notes, L+550, 4/23/2026(f)(g)	3 Month LIBOR	Diversified Financials	7,500	7,051	6,109
Total Collateralized Securities and Structured Products - Debt				44,361	41,663
Collateralized Securities and Structured Products - Equity - 2.7%
Anchorage Capital CLO 2012-1, Ltd. Subordinated Notes, 16.00% Estimated Yield, 1/13/2025(g)	(e)	Diversified Financials	4,000	3,209	2,480
APIDOS CLO XVI Subordinated Notes, 16.00% Estimated Yield, 1/19/2025(g)	(e)	Diversified Financials	9,000	5,238	3,578
CENT CLO 19 Ltd. Subordinated Notes, 16.00% Estimated Yield, 10/29/2025(g)	(e)	Diversified Financials	2,000	1,407	1,055
Dryden XXIII Senior Loan Fund Subordinated Notes, 16.00% Estimated Yield, 7/17/2023(g)	(e)	Diversified Financials	9,250	5,740	4,077
Galaxy XV CLO Ltd. Class A Subordinated Notes, 16.00% Estimated Yield, 4/15/2025(g)	(e)	Diversified Financials	4,000	2,626	2,178
Ivy Hill Middle Market Credit Fund VII, Ltd. Subordinated Notes, 17.00% Estimated Yield, 10/20/2025(g)	(e)	Diversified Financials	2,000	1,798	1,416
Ivy Hill Middle Market Credit Fund IX, Ltd. Subordinated Notes, 17.00% Estimated Yield, 10/18/2025(g)	(e)	Diversified Financials	8,146	6,931	6,202
Ivy Hill Middle Market Credit Fund X, Ltd. Subordinated Notes, 17.00% Estimated Yield, 7/24/2027(g)	(e)	Diversified Financials	4,760	4,235	3,618
Total Collateralized Securities and Structured Products - Equity				31,184	24,604
Unsecured Debt - 3.0%
Alliant Holdings I, L.P., 8.25%, 8/1/2023	None	Banking, Finance, Insurance & Real Estate	7,255	7,238	6,856
American Tire Distributors, Inc., 10.25%, 3/1/2022	None	Automotive	5,000	4,852	4,606
NFP Corp., 9.00%, 7/15/2021	None	Banking, Finance, Insurance & Real Estate	9,000	8,958	8,235
Radio One, Inc., 9.25%, 2/15/2020	None	Media: Broadcasting & Subscription	9,000	8,505	7,043
Total Unsecured Debt				29,553	26,740

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Consolidated Schedule of Investments (continued)

December 31, 2015

(in thousands)

		Amortized Cost	Fair Value
Short Term Investments - 2.1%(i)
First American Treasury Obligations Fund, Class Z Shares(j)		18,892	18,892
Total Short Term Investments		18,892	18,892
TOTAL INVESTMENTS - 74.1%		$699,036	669,799
OTHER ASSETS IN EXCESS OF LIABILITIES - 25.9%			234,527
NET ASSETS - 100%			$904,326
TOTAL RETURN SWAP - (3.9)%	Notional Amount		Unrealized Depreciation
Citibank TRS Facility (see Note 7)	$718,025		$(34,900)

(a)

All of the Company’s investments are issued by eligible U.S. portfolio companies, as defined in the 1940 Act, except for investments specifically identified as non-qualifying per note (g) below. Except for CCSLF, the Company does not control and is not an affiliate of any of the portfolio companies in its investment portfolio. Unless specifically identified in note (l) below, investments do not contain a PIK interest provision.

(b)

The 1 and 3 month LIBOR rates were 0.43% and 0.61%, respectively, as of December 31, 2015.  The actual LIBOR rate for each loan listed may not be the applicable LIBOR rate as of December 31, 2015, as the loan may have been priced or repriced based on a LIBOR rate prior to or subsequent to December 31, 2015.

(c)	Fair value determined by the Company’s board of directors (see Note 9).

(d)

As discussed in Note 11, the Company was committed, upon the satisfaction of certain conditions, to fund an additional $1,207, $1,069, and $1,128 as of December 31, 2015 and March 11, 2016 to ECI Acquisition Holdings, Inc., Studio Movie Grill Holdings, LLC, and ABG Intermediate Holdings 2 LLC, respectively.

(e)

The CLO subordinated notes are considered equity positions in the CLO vehicles and are not rated. Equity investments are entitled to recurring distributions, which are generally equal to the remaining cash flow of the payments made by the underlying vehicle's securities less contractual payments to debt holders and expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(f)

Great Lakes CLO 2014-1 Class E Notes, Ivy Hill Middle Market Credit Fund VII Class E Notes and NXT Capital CLO 2014-1 Class E Notes were rated Ba2 on Moody's credit scale as of December 31, 2015. JFIN CLO 2014 Class E Notes were rated BB on S&P's credit scale as of December 31, 2015.

(g)

The investment is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets as defined under Section 55 of the 1940 Act. As of December 31, 2015, 90.0% of the Company’s total assets represented qualifying assets. In addition, as described in Note 7, the Company calculates its compliance with the qualifying asset test on a “look through” basis by treating each loan underlying the total return swap as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 87.2% of the Company’s total assets represented qualifying assets as of December 31, 2015.

(h)	Position or portion thereof unsettled as of December 31, 2015.

(i)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

(j)	Effective yield as of December 31, 2015 was <0.01%.

(k)	Investment or a portion thereof was pledged as collateral supporting the amounts outstanding, if any, under the revolving credit facility with East West Bank as of December 31, 2015 (see Note 8).

(l)

For the year ended December 31, 2015, the following investments contain a PIK interest provision whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities:

			Interest Rate			Interest Amount
	Portfolio Company	Investment Type	Cash	PIK	All-in-Rate	Cash	PIK	All-in-Rate
	Elements Behavioral Health, Inc.(m)	Senior Secured Second Lien Debt	9.75%	2.00%	11.75%	$495	$32	$527
	Smile Brands Group, Inc.	Senior Secured First Lien Debt	7.50%	1.50%	9.00%	$328	$11	$339

(m)

Subsequent to December 31, 2015, Elements Behavioral Health, Inc. notified the Company that it would not make its scheduled interest payment due on February 12, 2016. As a result, the Company entered into a new Forbearance Agreement and Eighth Amendment to Second Lien Credit Agreement, which, among other things, modified the interest rate to LIBOR plus 12% and specified that all interest shall be paid-in-kind on each interest payment date through the earlier of the forbearance period termination or September 30, 2016. The investment has not been placed on non-accrual status as the Company believes that all principal and interest is likely to be collected.

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Note 1. Organization and Principal Business

CĪON Investment Corporation, or the Company, was incorporated under the general corporation laws of the State of Maryland on August 9, 2011. On December 17, 2012, the Company successfully raised gross proceeds from unaffiliated outside investors of at least $2,500, or the minimum offering requirement, and commenced operations. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. The Company elected to be treated for federal income tax purposes as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. The Company’s portfolio is comprised primarily of investments in senior secured debt, including first lien loans, second lien loans and unitranche loans, and, to a lesser extent, collateralized securities, structured products and other similar securities, unsecured debt, including corporate bonds and long-term subordinated loans, referred to as mezzanine loans, and equity of private and thinly traded U.S. middle-market companies.

The Company is managed by CĪON Investment Management, LLC, or CIM, a registered investment adviser and an affiliate of the Company. CIM oversees the management of the Company’s activities and is responsible for making investment decisions for the Company’s investment portfolio. The Company and CIM have engaged Apollo Investment Management, L.P., or AIM, a subsidiary of Apollo Global Management, LLC, or, together with its subsidiaries, Apollo, a leading global alternative investment manager, to act as the Company’s investment sub-adviser.  On November 1, 2016, the board of directors of the Company, including a majority of the board of directors who are not interested persons, approved the renewal of the investment sub-advisory agreement with AIM for a period of twelve months commencing December 17, 2016.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and pursuant to the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of December 31, 2015 and for the year then ended included in the Company’s Annual Report on Form 10-K. Operating results for interim periods are not necessarily indicative of the results that may be expected for the full year ending December 31, 2016. The consolidated balance sheet and the consolidated schedule of investments as of December 31, 2015 are derived from the 2015 audited consolidated financial statements. The consolidated financial statements for all periods include the accounts of the Company’s wholly-owned subsidiaries. The Company does not consolidate its interest in CCSLF. See Note 6 for a description of the Company’s investment in CCSLF.

The Company is considered an investment company as defined in Accounting Standards Update Topic 946, Financial Services - Investment Companies, or ASU 946. Accordingly, the required disclosures as outlined in ASU 946 are included in the Company’s consolidated financial statements.

The Company evaluates subsequent events through the date that the consolidated financial statements are issued.

Recently Adopted Accounting Standards

In February 2015, the Financial Accounting Standards Board, or the FASB, issued ASU 2015-02, Consolidation: Amendments to the Consolidation Analysis, or ASU 2015-02, which amends the criteria for determining which entities are considered variable interest entities, or VIEs, amends the criteria for determining if a service provider possesses a variable interest in a VIE and ends the deferral granted to investment companies for application of the VIE consolidation model. This guidance was adopted by the Company during the three months ended March 31, 2016, which did not have a material impact on the Company’s consolidated financial statements. In addition, no prior-period information was retrospectively adjusted as a result of the adoption of ASU 2015-02.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

In April 2015, the FASB issued ASU 2015-03, Interest - Imputation of Interest: Simplifying the Presentation of Debt Issuance Costs, or ASU 2015-03, which requires that loan costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts or premiums. ASU 2015-03 requires retrospective application and represents a change in accounting principle.  In August 2015, the FASB issued ASU No. 2015-15, Interest - Imputation of Interest: Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements, or ASU 2015-15, which allows an entity to continue to present line of credit issuance costs as an asset, regardless of whether there are any outstanding borrowings on the line of credit.  This guidance was adopted by the Company during the three months ended March 31, 2016. No prior-period information was retrospectively adjusted as a result of the adoption of this guidance. As a result, unamortized debt issuance costs of $115 are presented as prepaid expenses and other assets in the consolidated balance sheet as of September 30, 2016 as the Company has no recognized debt liability associated with these costs. In addition, unamortized debt issuance costs of $3,485 were directly deducted from the carrying amount of the associated debt liability in the consolidated balance sheet as of September 30, 2016.

In May 2015, the FASB issued ASU 2015-07,  Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), or ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  ASU 2015-07 requires retrospective application and represents a change in accounting principle.  This guidance was adopted by the Company during the three months ended March 31, 2016, which did not have a material impact on the Company’s consolidated financial statements. In addition, no prior-period information was retrospectively adjusted as a result of the adoption of ASU 2015-07.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks and highly liquid investments with original maturity dates of three months or less. The Company’s cash and cash equivalents are held principally at one financial institution and at times may exceed insured limits. The Company periodically evaluates the creditworthiness of this institution and has not experienced any losses on such deposits.

Short Term Investments

Short term investments include an investment in a U.S. Treasury obligations fund, which seeks to provide current income and daily liquidity by purchasing U.S. Treasury securities and repurchase agreements that are collateralized by such securities. The Company had $56,771 and $18,892 of such investments at September 30, 2016 and December 31, 2015, respectively, which are included in investments, at fair value on the accompanying consolidated balance sheets and on the consolidated schedules of investments.

Offering, Organizational and Other Pre-Effective Costs

Offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s registration statements in connection with the continuous public offerings of the Company’s shares. Certain offering costs were funded by CIG and its affiliates and there was no liability for these offering costs to the Company until CIG and its affiliates submitted such costs for reimbursement. Upon meeting the minimum offering requirement on December 17, 2012, the Company incurred and capitalized offering costs of $1,000 that were submitted for reimbursement by CIG (see Note 4). These costs were fully amortized over a twelve month period as an adjustment to capital in excess of par value. The remaining offering costs funded by CIG and its affiliates were incurred when CIG and its affiliates submitted such costs for reimbursement during the year ended December 31, 2014.

Organizational costs include, among other things, the cost of organizing the Company as a Maryland corporation, including the cost of legal services and other fees pertaining to the organization of the Company. All organizational costs were funded by CIG and its affiliates and there was no liability for these organizational costs to the Company until CIG and its affiliates submitted such costs for reimbursement. The Company incurred these costs when CIG and its affiliates submitted such costs for reimbursement during the year ended December 31, 2014.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

The following table summarizes offering, organizational and other costs incurred by CIG and by the Company from January 31, 2012 (Inception) through September 30, 2016:

	Offering, Organizational and Other Costs Incurred by CIG
Period	Organizational Costs	Offering Costs	Other Pre-Effective Costs(4)	Total
Year Ended
December 31, 2012(1)	$192	$1,620	$200	$2,012
December 31, 2013	-	-	-	-
December 31, 2014	-	-	-	-
December 31, 2015	-	-	-	-
Three Months Ended
March 31, 2016	-	-	-	-
June 30, 2016	-	-	-	-
September 30, 2016	-	-	-	-
Total	192	1,620	200	2,012
Costs submitted for reimbursement by CIG(2)	(192)	(1,620)	(200)	(2,012)
Total Unreimbursed Costs at September 30, 2016	$-	$-	$-	$-

	Offering, Organizational and Other Costs Incurred by the Company(3)
Period	Organizational Costs	Offering Costs	Other Pre-Effective Costs(4)	Total
Year Ended
December 31, 2012(1)	$-	$30	$-	$30
December 31, 2013	-	1,787	-	1,787
December 31, 2014	-	2,026	-	2,026
December 31, 2015	-	2,397	-	2,397
Three Months Ended
March 31, 2016	-	429	-	429
June 30, 2016	-	279	-	279
September 30, 2016	-	276	-	276
Total	-	7,224	-	7,224
Costs reimbursed by the Company(2)	192	1,620	200	2,012
Total Costs Incurred by the Company	$192	$8,844	$200	$9,236

Costs paid as of September 30, 2016	$192	$8,705	$200	$9,097
Costs accrued as of September 30, 2016(5)	-	139	-	139
Total Costs Incurred by the Company	$192	$8,844	$200	$9,236

(1)

CIG incurred all offering, organizational and other costs prior to the commencement of operations on December 17, 2012. Subsequent to the commencement of operations, the Company incurred all offering and organizational costs and such costs, including reimbursement of costs originally incurred by CIG, will not exceed 1.5% of the actual gross proceeds raised from the offerings. See Note 4 for actual gross proceeds raised from the offerings and the amount of offering and organizational costs that can be paid by the Company.

(2)

Of this amount, $1,000 of costs charged directly to equity were submitted for reimbursement by CIG on December 17, 2012.  Of the remaining amount, $592 and $420 of costs charged directly to operating expense were submitted for reimbursement by CIG during the three months ended March 31, 2014 and December 31, 2014, respectively.

(3)	Unless otherwise noted, offering costs incurred directly by the Company are included in general and administrative expense on the consolidated statements of operations.

(4)

Amounts represent general and administrative expenses, consisting primarily of professional fees and insurance expense, incurred by CIG related to the Company prior to December 17, 2012. For Financial Industry Regulatory Authority, Inc., or FINRA, purposes, these costs are treated as offering and organizational costs and are subject to reimbursement by the Company in accordance with the investment advisory agreement.

(5)

Of this amount, $21 is presented as Due to CIG - offering, organizational and other costs and the remainder is included in accounts payable and accrued expenses on the consolidated balance sheet at September 30, 2016.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Income Taxes

The Company elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements and distribute to shareholders, for each taxable year, at least 90% of the Company’s “investment company taxable income”, which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company continues to qualify as a RIC and continues to satisfy the annual distribution requirement, the Company will not have to pay corporate level federal income taxes on any income that the Company distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98.0% of net ordinary income, 98.2% of capital gains, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Two of the Company’s wholly-owned consolidated subsidiaries, View ITC, LLC and View Rise, LLC, collectively the Taxable Subsidiaries, have elected to be taxable entities for U.S. federal income tax purposes and, as such, may generate an income tax liability. The Taxable Subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities, where material, are reflected in the Company’s consolidated financial statements. There were no deferred tax assets or liabilities as of September 30, 2016.

Book/tax differences relating to permanent differences are reclassified among the Company’s capital accounts, as appropriate. Additionally, the tax character of distributions is determined in accordance with income tax regulations that may differ from GAAP (see Note 5).

Uncertainty in Income Taxes

The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by the taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. The Company did not have any uncertain tax positions during the periods presented herein.

The Company is subject to examination by U.S. federal, New York State, New York City and Maryland income tax jurisdictions for 2012, 2013, 2014, and 2015.

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may materially differ from those estimates.

Valuation of Portfolio Investments

The fair value of the Company’s investments is determined quarterly in good faith by the Company’s board of directors pursuant to its consistently applied valuation procedures and valuation process in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC 820. ASC 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a three-tier fair value hierarchy that prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Inputs used to measure these fair values are classified into the following hierarchy:

Level 1	-	Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2	-

Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3	-

Unobservable inputs for the asset or liability. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes that include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by the disclaimer would result in classification as a Level 3 asset, assuming no additional corroborating evidence.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The level in the fair value hierarchy for each fair value measurement has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may differ materially from the value that would be received upon an actual sale of such investments. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that the Company ultimately realizes on these investments to materially differ from the valuations currently assigned.

The Company’s investments, excluding short term investments, consist primarily of debt securities that are traded on a private over-the-counter market for institutional investments. CIM attempts to obtain market quotations from at least two brokers or dealers for each investment (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). CIM utilizes mid-market pricing to determine fair value unless a different point within the range is more representative. Because of the private nature of this marketplace (meaning actual transactions are not publicly reported) and the non-binding nature of consensus pricing and/or quotes, the Company believes that these valuation inputs result in Level 3 classification within the fair value hierarchy.

Notwithstanding the foregoing, if in the reasonable judgment of CIM, the price of any investment held by the Company and determined in the manner described above does not accurately reflect the fair value of such investment, CIM will value such investment at a price that reflects such investment’s fair value and report such change in the valuation to the board of directors or its designee as soon as practicable. Investments that carry certain restrictions on sale will typically be valued at a discount from the public market value of the investment.

Any investments that are not publicly traded or for which a market price is not otherwise readily available are valued at a price that reflects its fair value. With respect to such investments, the investments are reviewed and valued using one or more of the following types of analyses:

                     i.            Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.

                    ii.            Valuations implied by third-party investments in the applicable portfolio companies.

                  iii.            Discounted cash flow analysis, including a terminal value or exit multiple.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Company’s consolidated financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s equity and debt investments where a market price is not readily available:

•         the size and scope of a portfolio company and its specific strengths and weaknesses;

•         prevailing interest rates for like securities;

•         expected volatility in future interest rates;

•         leverage;

•         call features, put features and other relevant terms of the debt;

•         the borrower’s ability to adequately service its debt;

•         the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

•         the quality of collateral securing the Company’s debt investments;

•         multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•         other factors deemed applicable.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

All of these factors may be subject to adjustment based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

The discounted cash flow model deemed appropriate by CIM is prepared for the applicable investments and reviewed by the Company’s valuation committee consisting of senior management. Such models are prepared at least quarterly or on an as needed basis. The model uses the estimated cash flow projections for the underlying investments and an appropriate discount rate is determined based on the latest financial information available for the borrower, prevailing market trends, comparable analysis and other inputs. The model, key assumptions, inputs, and results are reviewed by the Company’s valuation committee with final approval from the board of directors.

Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.

The Company periodically benchmarks the broker quotes from the brokers or dealers against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these quotes are reliable indicators of fair value. The Company may also use other methods to determine fair value for securities for which it cannot obtain market quotations through brokers or dealers, including the use of an independent valuation firm. The Company’s valuation committee and board of directors review and approve the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

The value of the total return swap, or TRS, is primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by the Company. The loans underlying the TRS are valued in the same manner as loans owned by the Company. As in all cases, the level in the fair value hierarchy for each instrument is determined based on the lowest level of inputs that are significant to the fair value measurement. The Company has classified the TRS as Level 3 within the fair value hierarchy based on the lowest level of significant inputs. For additional information on the TRS, see Note 7.

Revenue Recognition

Securities transactions are accounted for on the trade date. The Company records interest and dividend income on an accrual basis beginning on the trade settlement date or the ex-dividend date, respectively, to the extent that the Company expects to collect such amounts. Loan origination fees, original issue discounts, and market discounts/premiums are recorded and such amounts are amortized as adjustments to interest income over the respective term of the loan using the effective interest method. The Company records prepayment premiums on loans and debt securities as interest income when it receives such amounts. In addition, the Company may generate revenue in the form of commitment, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees generated in connection with investments are recognized when earned.

The Company may have investments in its investment portfolio that contain a PIK interest provision. PIK interest is accrued as interest income, if the portfolio company valuation indicates that such PIK interest is collectible and recorded as interest receivable up to the interest payment date. On the interest payment dates, the Company will capitalize the accrued interest receivable attributable to PIK as additional principal due from the borrower. Additional PIK securities typically have the same terms, including maturity dates and interest rates, as the original securities. In order to maintain RIC status, substantially all of this income must be paid out to shareholders in the form of distributions, even if the Company has not collected any cash. For additional information on investments that contain a PIK interest provision, see the consolidated schedules of investments as September 30, 2016 and December 31, 2015.

Loans and debt securities, including those that are individually identified as being impaired under Accounting Standards Codification 310, Receivables, or ASC 310, are generally placed on non-accrual status immediately if, in the opinion of management, principal or interest is not likely to be paid in accordance with the terms of the debt agreement, or when principal or interest is past due 90 days or more. Interest accrued but not collected at the date a loan or security is placed on non-accrual status is reversed against interest income. Interest income is recognized on non-accrual loans or debt securities only to the extent received in cash. However, where there is doubt regarding the ultimate collectibility of principal, cash receipts, whether designated as principal or interest, are thereafter applied to reduce the carrying value of the loan or debt security. Loans or securities are restored to accrual status only when interest and principal payments are brought current and future payments are reasonably assured.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Gains or losses on the sale of investments are calculated by using the weighted-average method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the weighted-average amortized cost of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Derivative Instrument

The Company’s only derivative instrument at September 30, 2016 is the TRS. The Company marks its derivative to market through net change in unrealized appreciation (depreciation) on total return swap in the consolidated statements of operations. For additional information on the TRS, see Note 7.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory agreement the Company entered into with CIM, the incentive fee on capital gains earned on liquidated investments of the Company’s investment portfolio during operations is determined and payable in arrears as of the end of each calendar year. Such fee equals 20% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a cumulative basis and to the extent that all realized capital losses and unrealized capital depreciation exceed realized capital gains as well as the aggregate realized net capital gains for which a fee has previously been paid, the Company would not be required to pay CIM a capital gains incentive fee. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

CIM has not taken any incentive fees with respect to the Company’s TRS to date. For purposes of computing the capital gains incentive fee, CIM will become entitled to a capital gains incentive fee only upon the termination or disposition of the TRS, at which point all net gains and losses of the underlying loans constituting the reference assets of the TRS will be realized. Any net unrealized gains on the TRS are reflected in total assets on the Company’s consolidated balance sheets and included in the computation of the base management fee. Any net unrealized losses on the TRS are reflected in total liabilities on the Company’s consolidated balance sheets and excluded in the computation of the base management fee.

While the investment advisory agreement with CIM neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of the American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company accrues capital gains incentive fees on unrealized gains. This accrual reflects the incentive fees that would be payable to CIM if the Company’s entire investment portfolio was liquidated at its fair value as of the balance sheet date even though CIM is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Net Increase in Net Assets per Share

Net increase in net assets per share is calculated based upon the daily weighted average number of shares of common stock outstanding during the reporting period.

Distributions

Distributions to shareholders are recorded as of the record date. The amount to be paid as a distribution is determined by the board of directors on a monthly basis. Net realized capital gains, if any, are distributed at least annually.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Note 3. Share Transactions

The Company’s initial continuous public offering commenced on July 2, 2012 and ended on December 31, 2015. The Company’s follow-on continuous public offering commenced on January 25, 2016.

The following table summarizes transactions with respect to shares of the Company’s common stock during the nine months ended September 30, 2016 and 2015:

	Nine Months Ended September 30,
	2016		2015
	Shares	Amount	Shares	Amount
Gross shares/proceeds from the offering	2,173,945	$21,017	37,261,580	$384,865
Reinvestment of distributions	3,328,161	29,179	2,201,398	20,704
Total gross shares/proceeds	5,502,106	50,196	39,462,978	405,569
Sales commissions and dealer manager fees	-	(1,739)	-	(34,420)
Net shares/proceeds	5,502,106	48,457	39,462,978	371,149
Share repurchase program	(1,396,392)	(12,231)	(540,773)	(5,086)
Net shares/proceeds from share transactions	4,105,714	$36,226	38,922,205	$366,063

During the nine months ended September 30, 2016 and 2015, the Company sold 5,502,107 and 39,462,978 shares, respectively, at an average price per share of $9.12 and $10.28, respectively.

Since commencing its initial continuous public offering on July 2, 2012 and through September 30, 2016, the Company sold 107,920,075 shares of common stock for net proceeds of $1,099,485 at an average price per share of $10.19. The net proceeds include gross proceeds received from reinvested shareholder distributions of $74,605, for which the Company issued 8,196,153 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $19,813, for which the Company repurchased 2,207,852 shares of common stock.

During the period from October 1, 2016 to November 9, 2016, the Company sold 337,841 shares of common stock pursuant to its follow-on continuous public offering for net proceeds of $3,544 at an average price per share of $10.49. The net proceeds include gross proceeds received from reinvested shareholder distributions of $3,027, for which the Company issued 332,871 shares of common stock, and gross proceeds paid  for shares of common stock tendered for repurchase of $5,602, for which the Company repurchased 619,240 shares of common stock.

Since commencing its initial continuous public offering on July 2, 2012 and through November 9, 2016, the Company sold 108,257,916 shares of common stock for net proceeds of $1,103,029 at an average price per share of $10.19. The net proceeds include gross proceeds received from reinvested shareholder distributions of $77,632, for which the Company issued 8,529,024 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $25,415, for which the Company repurchased 2,827,092 shares of common stock.

To ensure that the offering price per share, net of sales commissions and dealer manager fees, equaled or exceeded the net asset value per share on each subscription closing date and distribution reinvestment date, certain of the Company’s directors increased the offering price per share of common stock on certain dates. Due to a decline in the Company’s net asset value per share to an amount more than 2.5% below the Company’s then-current net offering price, certain of the Company’s directors decreased the offering price per share of common stock on certain dates.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

The changes to our offering price per share since the commencement of our initial continuous public offering and the associated approval and effective dates of such changes were as follows:

Approval Date	Effective Date	New Offering Price Per Share
December 28, 2012	January 2, 2013	$10.04
January 31, 2013	February 1, 2013	$10.13
March 14, 2013	March 18, 2013	$10.19
May 15, 2013	May 16, 2013	$10.24
August 15, 2013	August 16, 2013	$10.32
February 4, 2014	February 5, 2014	$10.45
October 6, 2015	October 7, 2015	$10.20
November 24, 2015	November 25, 2015	$10.05
December 22, 2015	December 23, 2015	$9.95
March 8, 2016	March 9, 2016	$9.40
March 15, 2016	March 16, 2016	$9.45
March 22, 2016	March 23, 2016	$9.50
March 29, 2016	March 30, 2016	$9.55
April 5, 2016	April 6, 2016	$9.60
April 26, 2016	April 27, 2016	$9.65
May 3, 2016	May 4, 2016	$9.70
May 10, 2016	May 11, 2016	$9.75
May 31, 2016	June 1, 2016	$9.80
July 19, 2016	July 20, 2016	$9.85
July 26, 2016	July 27, 2016	$9.90
August 9, 2016	August 10, 2016	$9.95
August 23, 2016	August 24, 2016	$10.00
October 4, 2016	October 5, 2016	$10.05
October 11, 2016	October 12, 2016	$10.10

Share Repurchase Program

Beginning in the first quarter of 2014, the Company began offering, and on a quarterly basis thereafter it intends to continue offering, to repurchase shares on such terms as may be determined by the Company’s board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of the Company’s board of directors, such repurchases would not be in the best interests of the Company’s shareholders or would violate applicable law.

The Company limits the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the issuance of shares pursuant to its fourth amended and restated distribution reinvestment plan. At the discretion of the Company’s board of directors, it may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, the Company limits the number of shares to be repurchased in any calendar year to 15% of the weighted average number of shares outstanding in the prior calendar year, or 3.75% in each quarter, though the actual number of shares that it offers to repurchase may be less in light of the limitations noted above. The Company currently offers to repurchase such shares at a price equal to 90% of the offering price in effect on each date of repurchase.

On November 2, 2015, the Company amended the terms of the quarterly share repurchase program, effective as of the Company’s quarterly repurchase offer for the fourth quarter of 2015, which commenced in November 2015 and was completed in January 2016. Under the amended share repurchase program, the Company offered to repurchase shares of common stock at a price per share of $8.96, which was (i) not less than the net asset value per share immediately prior to January 4, 2016 and (ii) not more than 2.5% greater than the net asset value per share as of such date.

On January 22, 2016, the Company further amended the terms of the quarterly share repurchase program, effective as of the Company’s quarterly repurchase offer for the first quarter of 2016, which commenced in February 2016 and was completed in April 2016. Under the further amended share repurchase program, the Company will offer to repurchase shares of common stock at a price equal to 90% of the public offering price in effect on each date of repurchase.

Any periodic repurchase offers are subject in part to the Company’s available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While the Company conducts quarterly tender offers as described above, it is not required to do so and may suspend or terminate the share repurchase program at any time, upon 30 days’ notice.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

The following table summarizes the share repurchases completed during the nine months ended September 30, 2016:

Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
March 31, 2016	January 4, 2016	272,148	100%	$8.96	$2,437
June 30, 2016	April 6, 2016	674,428	100%	8.64	5,827
September 30, 2016	July 6, 2016	449,816	100%	8.82	3,967
Total		1,396,392			$12,231

Note 4. Transactions with Related Parties

For the three and nine months ended September 30, 2016 and 2015, fees and other expenses incurred by the Company related to CIM and its affiliates were as follows:

			Three Months Ended September 30,		Nine Months Ended September 30,
Entity	Capacity	Description	2016	2015	2016	2015
CĪON Securities, LLC	Dealer manager	Dealer manager fees(1)	$331	$4,157	$588	$11,380
CIM	Investment adviser	Management fees(2)	5,187	4,146	14,311	10,397
CIM	Investment adviser	Incentive fees(2)	-	(1,211)	-	-
ICON Capital, LLC	Administrative services provider	Administrative services expense(2)	425	409	1,151	1,283
CIG	Sponsor	Recoupment of expense support(2)	-	1,758	667	4,187
			$5,943	$9,259	$16,717	$27,247

(1)	Amounts charged directly to equity.

(2)			Amounts charged directly to operations.

The Company has entered into certain agreements with CIM’s affiliate, CĪON Securities, LLC, formerly known as ICON Securities, LLC, or CĪON Securities, whereby the Company pays certain fees and reimbursements. CĪON Securities is entitled to receive a 3% dealer manager fee from gross offering proceeds from the sale of the Company’s shares. The selling dealers are entitled to receive a sales commission of up to 7% of gross offering proceeds. Such costs are charged against capital in excess of par value when incurred. Since commencing its initial continuous public offering on July 2, 2012 and through November 9, 2016, the Company paid or accrued sales commissions of $62,837 to the selling dealers and dealer manager fees of $30,778 to CĪON Securities.

The Company has entered into an investment advisory agreement with CIM. On November 1, 2016, the board of directors of the Company, including a majority of the board of directors who are not interested persons, approved the renewal of the investment advisory agreement for a period of twelve months commencing December 17, 2016. Pursuant to the investment advisory agreement, CIM is paid an annual base management fee equal to 2.0% of the average value of the Company’s gross assets, less cash and cash equivalents, and an incentive fee based on the Company’s performance, as described below. The base management fee is payable quarterly in arrears and is calculated based on the two most recently completed calendar quarters. The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital, as defined in the investment advisory agreement, equal to 1.875% per quarter, or an annualized rate of 7.5%. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is described in Note 2. Refer to Note 7 for a discussion of CIM’s entitlement to receive incentive fees and the Company’s accrual of the incentive fee on capital gains with respect to the TRS.

The Company accrues the capital gains incentive fee based on net realized gains and net unrealized appreciation; however, under the terms of the investment advisory agreement, the fee payable to CIM is based on net realized gains and unrealized depreciation and no such fee is payable with respect to unrealized appreciation unless and until such appreciation is actually realized. For the three months ended September 30, 2015, the Company recorded capital gains incentive fees of ($1,211) related to the change in unrealized depreciation. For the nine months ended September 30, 2015 and the three and nine months ended September 30, 2016, the Company did not record any capital gains incentive fees. As of September 30, 2016, the Company had no liability for capital gains incentive fees.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

With respect to the TRS, CIM will become entitled to receive a capital gains incentive fee only upon the termination or disposition of the TRS, at which point all net gains and losses of the underlying loans constituting the reference assets of the TRS will be realized. See Note 2 and Note 7 for an additional discussion of CIM’s entitlement to receive payment of incentive fees and the Company’s accrual of the incentive fee on capital gains with respect to the TRS.

The Company entered into an administration agreement with CIM’s affiliate, ICON Capital, LLC, or ICON Capital, pursuant to which ICON Capital furnishes the Company with administrative services including accounting, investor relations and other administrative services necessary to conduct its day-to-day operations. On November 1, 2016, the board of directors of the Company, including a majority of the board of directors who are not interested persons, approved the renewal of the administration agreement for a period of twelve months commencing December 17, 2016. ICON Capital is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations, provided that such reimbursement will be for the lower of ICON Capital’s actual costs or the amount that the Company would be required to pay for comparable administrative services in the same geographic location. Such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company will not reimburse ICON Capital for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in ICON Capital.

Under the terms of the investment advisory agreement, CIM and certain of its affiliates, which includes CIG, are entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all offering and organizational costs have been reimbursed. The Company’s payment of offering and organizational costs will not exceed 1.5% of the actual gross proceeds raised from the offerings (without giving effect to any potential expense support from CIG and its affiliates). If the Company sells the maximum number of shares at its latest public offering price of $10.10 per share, the Company estimates that it may incur up to approximately $30,488 of expenses. With respect to any reimbursements for offering and organizational costs, the Company will interpret the 1.5% limit based on actual gross proceeds raised at the time of such reimbursement.  In addition, the Company will not issue any of its shares or other securities for services or for property other than cash or securities except as a dividend or distribution to its security holders or in connection with a reorganization.

From inception through December 31, 2012, CIG and its affiliates incurred offering, organizational and other pre-effective costs of $2,012. Of these costs, $1,812 represented offering and organizational costs, all of which have been submitted to the Company for reimbursement. The Company paid $450 in October 2013, $550 in March 2014, $592 in May 2014 and $420 in March 2015.  No additional material offering, organizational or other pre-effective costs have been incurred by CIG or its affiliates subsequent to December 31, 2012.

Reinvestment of shareholder distributions and share repurchases are excluded from the gross proceeds from the Company’s offerings for purposes of determining the total amount of offering and organizational costs that can be paid by the Company. As of September 30, 2016, the Company raised gross offering proceeds of $1,044,693, of which it can pay up to $15,670 in offering and organizational costs (which represents 1.5% of the actual gross offering proceeds raised). Through September 30, 2016, the Company paid $9,097 of such costs, leaving an additional $6,573 that can be paid. As of November 9, 2016, the Company raised gross offering proceeds of $1,050,812, of which it can pay up to $15,762 in offering and organizational costs (which represents 1.5% of the actual gross offering proceeds raised). Through November 9, 2016, the Company paid $9,150 of such costs, leaving an additional $6,612 that can be paid.

On January 30, 2013, the Company entered into the expense support and conditional reimbursement agreement with CIG, whereby CIG agreed to provide expense support to the Company in an amount that is sufficient to: (1) ensure that no portion of the Company’s distributions to shareholders will be paid from its offering proceeds or borrowings, and/or (2) reduce the Company’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. On December 13, 2013 and January 16, 2015, the Company and CIG amended the expense support and conditional reimbursement agreement to extend the termination date of such agreement from January 30, 2014 to January 30, 2015 and from January 30, 2015 to December 31, 2015, respectively. On December 16, 2015, the Company further amended and restated the expense support and conditional reimbursement agreement for purposes of including AIM as a party to the agreement and extending the termination date from December 31, 2015 to December 31, 2016. Commencing with the quarter beginning January 1, 2016, CIG and AIM each agrees to provide expense support to the Company for 50% of its expenses as described above.

For the three and nine months ended September 30, 2016 and 2015, the Company did not receive any expense support from CIG or AIM.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Pursuant to the expense support and conditional reimbursement agreement, the Company will have a conditional obligation to reimburse CIG for any amounts funded by CIG under such agreement (i) if expense support amounts funded by CIG exceed operating expenses incurred during any fiscal quarter, (ii) if the sum of the Company’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Company to shareholders, and (iii) during any fiscal quarter occurring within three years of the date on which CIG funded such amount. Pursuant to the second amended and restated expense support and conditional reimbursement agreement, the Company will have a conditional obligation to reimburse CIG and AIM for any amounts funded by CIG and AIM under the same circumstances described above. The obligation to reimburse CIG and AIM for any expense support provided by CIG and AIM under such agreement is further conditioned by the following: (i) in the period in which reimbursement is sought, the ratio of operating expenses to average net assets, when considering the reimbursement, cannot exceed the ratio of operating expenses to average net assets, as defined, for the period when the expense support was provided; (ii) in the period when reimbursement is sought, the annualized distribution rate cannot fall below the annualized distribution rate for the period when the expense support was provided; and (iii) the expense support can only be reimbursed within three years from the date the expense support was provided.

Expense support, if any, will be determined as appropriate to meet the objectives of the second amended and restated expense support and conditional reimbursement agreement. During the three months ended September 30, 2016, the Company did not record an obligation to repay expense support from CIG or AIM. During the nine months ended September 30, 2016, the Company recorded obligations to repay expense support from CIG of $667. During the three and nine months ended September 30, 2016, the Company repaid expense support to CIG of $548 and $1,147, respectively. During the three and nine months ended September 30, 2015, the Company recorded obligations to repay expense support from CIG of $1,758 and $4,187, respectively. During the three and nine months ended September 30, 2015, the Company repaid expense support to CIG of $1,592 and $2,429, respectively. The Company may or may not be requested to reimburse any remaining expense support in the future.

The Company, AIM, or CIG may terminate the second amended and restated expense support and conditional reimbursement agreement at any time. CIG and AIM have indicated that they expect to continue such expense support until they believe that the Company has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Company terminates the investment advisory agreement with CIM and/or the investment sub-advisory agreement with AIM, the Company may be required to repay CIG and AIM all unreimbursed expense support funded by CIG and AIM within three years of the date of termination. The specific amount of expense support provided by CIG and AIM, if any, will be determined at the end of each quarter. There can be no assurance that the second amended and restated expense support and conditional reimbursement agreement will remain in effect or that CIG and AIM will support any portion of the Company’s expenses in future quarters.

The table below presents a summary of all expenses supported by CIG for each of the following three month periods in which the Company received expense support from CIG and the associated dates through which such expenses are eligible for reimbursement from the Company.

Three Months Ended	Expense Support from CIG	Recoupment of Expense Support	Unreimbursed Expense Support	Ratio of Operating Expense to Average Net Assets for the Period(1)	Annualized Distribution Rate for the Period(3)	Eligible for Reimbursement through
December 31, 2012	$117	$117	$-	0.93%	0.00%(2)	December 31, 2015
March 31, 2013	819	819	-	2.75%	7.00%	March 31, 2016
June 30, 2013	1,148	1,148	-	1.43%	7.00%	June 30, 2016
September 30, 2013	1,297	1,297	-	0.49%	7.00%	September 30, 2016
December 31, 2013	695	695	-	0.31%	7.00%	December 31, 2016
March 31, 2014	1,049	1,049	-	0.27%	7.00%	March 31, 2017
December 31, 2014	831	831	-	0.15%	7.00%	December 31, 2017
Total	$5,956	$5,956	$-

(1)

Operating expenses include all expenses borne by the Company, except for offering and organizational costs, base management fees, incentive fees, administrative services expenses, other general and administrative expenses owed to CIM and its affiliates, and interest expense. For the three months ended September 30, 2016, the ratio of operating expense to average net assets was 0.17%.

(2)	The Company did not declare any distributions during the three months ended December 31, 2012.

(3)

Annualized Distribution Rate equals the annualized rate of distributions paid to shareholders based on the amount of the regular cash distributions paid immediately prior to the date the expense support payment obligation was incurred by CIG. Annualized Distribution Rate does not include special cash or stock distributions paid to shareholders. The Annualized Distribution Rate is calculated based on the maximum historical offering price at each record date.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

As of September 30, 2016 and December 31, 2015, the total liability payable to CIM and its affiliates was $5,632 and $5,735, respectively, which primarily related to fees earned by CIM during the three months ended September 30, 2016 and December 31, 2015, respectively.

Because CIM’s senior management team is comprised of substantially the same personnel as the senior management team of the Company’s affiliate, ICON Capital, which is the investment manager to certain equipment finance funds, or equipment funds, such members of senior management provide investment advisory and management services to the equipment funds in addition to the Company. In the event that CIM undertakes to provide investment advisory services to other clients in the future, it will strive to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objective and strategies so that the Company will not be disadvantaged in relation to any other client of the investment adviser or its senior management team. However, it is currently possible that some investment opportunities will be provided to the equipment funds or other clients of CIM rather than to the Company.

Indemnifications

The investment advisory agreement, the investment sub-advisory agreement, the administration agreement and the dealer manager agreement each provide certain indemnifications from the Company to the other relevant parties to such agreements.  The Company’s maximum exposure under these agreements is unknown. However, the Company has not experienced claims or losses pursuant to these agreements and believes the risk of loss related to such indemnifications to be remote.

Note 5. Distributions

The Company’s board of directors authorizes and declares on a monthly basis a weekly distribution amount per share of common stock. During the year ended December 31, 2015 and the nine months ended September 30, 2016, the Company’s board of directors declared distributions for 52 and 39 record dates, respectively. Declared distributions are paid monthly.

The following table presents cash distributions per share that were declared during the year ended December 31, 2015 and the nine months ended September 30, 2016:

	Distributions
Three Months Ended	Per Share	Amount
2015
March 31, 2015 (thirteen record dates)	$0.1829	$10,767
June 30, 2015 (thirteen record dates)	0.1829	13,223
September 30, 2015 (thirteen record dates)	0.1829	15,517
December 31, 2015 (thirteen record dates)	0.1829	17,761
Total distributions for the year ended December 31, 2015	$0.7316	$57,268

2016
March 31, 2016 (thirteen record dates)	$0.1829	$19,004
June 30, 2016 (thirteen record dates)	0.1829	19,167
September 30, 2016 (thirteen record dates)	0.1829	19,480
Total distributions for the nine months ended September 30, 2016	$0.5487	$57,651

On September 13, 2016, the Company’s board of directors declared four weekly cash distributions of $0.014067 per share, which were paid on October 26, 2016 to shareholders of record on October 4, October 11, October 18, and October 25, 2016. On October 14, 2016, the Company’s board of directors declared five weekly cash distributions of $0.014067 per share, payable on November 30, 2016 to shareholders of record on November 1, November 8, November 15, November 22, and November 29, 2016.

The Company has adopted an “opt in” distribution reinvestment plan for shareholders. As a result, if the Company makes a distribution, shareholders will receive distributions in cash unless they specifically “opt in” to the fourth amended and restated distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

On November 2, 2015, the Company further amended and restated its distribution reinvestment plan pursuant to the third amended and restated distribution reinvestment plan, or the Third Amended DRIP. The Third Amended DRIP was effective as of, and first applied to the reinvestment of cash distributions paid on or after, the closing of the Company’s initial continuous public offering on December 31, 2015. Prior to the Third Amended DRIP, cash distributions to participating shareholders were reinvested in additional shares of common stock at a purchase price equal to 90% of the public offering price per share in effect as of the date of issuance. Under the Third Amended DRIP, cash distributions to participating shareholders were reinvested in additional shares of common stock at a purchase price determined by the Company’s board of directors or a committee thereof, in its sole discretion, that was (i) not less than the net asset value per share determined in good faith by the board of directors or a committee thereof, in their sole discretion, immediately prior to the payment of the distribution, or the NAV Per Share, and (ii) not more than 2.5% greater than the NAV Per Share as of such date.

On January 22, 2016, the Company further amended and restated its distribution reinvestment plan pursuant to the fourth amended and restated distribution reinvestment plan, or the Fourth Amended DRIP.  The Fourth Amended DRIP became effective as of, and first applied to the reinvestment of cash distributions paid on, March 30, 2016. Under the Fourth Amended DRIP, cash distributions to participating shareholders will be reinvested in additional shares of common stock at a purchase price equal to 90% of the public offering price per share in effect as of the date of issuance.

The Company may fund its cash distributions to shareholders from any sources of funds available to the Company, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from CIG and AIM, which is subject to recoupment. The Company has not established limits on the amount of funds it may use from available sources to make distributions. Through December 31, 2014, a portion of the Company’s distributions resulted from expense support from CIG, and future distributions may result from expense support from CIG and AIM, each of which is subject to repayment by the Company within three years. The purpose of this arrangement is to avoid such distributions being characterized as a return of capital. Shareholders should understand that any such distributions are not based on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or CIG and AIM continue to provide such expense support. Shareholders should also understand that the Company’s future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Company will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. CIG and AIM have no obligation to provide expense support to the Company in future periods.

The following table reflects the sources of cash distributions on a GAAP basis that the Company has declared on its shares of common stock during the nine months ended September 30, 2016 and 2015:

	Nine Months Ended September 30,
	2016			2015
Source of Distribution	Per Share	Amount	Percentage	Per Share	Amount	Percentage
Net investment income	$0.3021	$31,744	55.1%	$0.2021	$14,549	36.8%
Net realized gain on total return swap
Net interest and other income from TRS portfolio	0.2131	22,386	38.8%	0.3055	21,997	55.7%
Net gain on TRS loan sales(2)	0.0232	2,443	4.2%	0.0242	1,745	4.4%
Net realized gain on investments	0.0103	1,078	1.9%	0.0100	717	1.8%
Distributions in excess of net investment income(1)	-	-	-	0.0069	499	1.3%
Total distributions	$0.5487	$57,651	100.0%	$0.5487	$39,507	100.0%

(1)

Distributions in excess of net investment income represent certain expenses, which are not deductible on a tax-basis. Unearned capital gains incentive fees and certain offering expenses reduce GAAP basis net investment income, but do not reduce tax basis net investment income. These tax-related adjustments represent additional net investment income available for distribution for tax purposes.

(2)	During the nine months ended September 30, 2016, the Company realized losses of $1,030, which are not currently deductible on a tax-basis.

It is the Company's policy to comply with all requirements of the Code applicable to RICs and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Company intends not to be subject to corporate level federal income tax or federal excise taxes. Accordingly, no federal income tax provision was required.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Income and capital gain distributions are determined in accordance with the Code and federal tax regulations, which may differ from amounts determined in accordance with GAAP. These book/tax differences, which could be material, are primarily due to differing treatments of income and gains on various investments held by the Company. Permanent book/tax differences result in reclassifications to capital in excess of par value, accumulated undistributed net investment income, accumulated undistributed realized gain on investments, and accumulated undistributed realized gain on total return swap. During 2015, permanent differences primarily due to the treatment of TRS and non-deductible offering costs resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated realized gains and a net decrease to capital in excess of par value. These reclassifications had no effect on net assets.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV. All distributions for 2015 were characterized as ordinary income distributions for federal income tax purposes.

The tax components of accumulated earnings for the current year will be determined at year end. As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

December 31, 2015
Net unrealized depreciation on investments and total return swap	$(64,137)
Total accumulated earnings	$(64,137)

As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,055; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $39,809; the net unrealized depreciation was $31,754; and the aggregate cost of securities for Federal income tax purposes was $1,050,057.

As of December 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,728; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $67,865; the net unrealized depreciation was $64,137; and the aggregate cost of securities for Federal income tax purposes was $699,036.

Note 6. Investments

The composition of the Company’s investment portfolio as of September 30, 2016 and December 31, 2015 at amortized cost and fair value was as follows:

	September 30, 2016			December 31, 2015
	Cost(1)	Fair Value	Percentage of Investment Portfolio	Cost(1)	Fair Value	Percentage of Investment Portfolio
Senior secured first lien debt	$414,528	$413,559	42.2%	$106,147	$104,187	16.0%
Senior secured second lien debt	464,223	459,432	46.9%	468,899	453,713	69.7%
Collateralized securities and structured products - debt	39,443	36,940	3.8%	44,361	41,663	6.4%
Collateralized securities and structured products - equity	38,800	34,389	3.5%	31,184	24,604	3.8%
Unsecured debt	29,647	29,676	3.0%	29,553	26,740	4.1%
Equity	5,615	5,610	0.6%	-	-	-
Subtotal/total percentage	992,256	979,606	100.0%	680,144	650,907	100.0%
Short term investments(2)	56,771	56,771		18,892	18,892
Total investments	$1,049,027	$1,036,377		$699,036	$669,799

(1)	Represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, for debt securities and cost for equity investments.

(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Acquisition of Credit Suisse Park View BDC, Inc.

On September 30, 2016, Park South Funding, LLC, or Park South, a newly-formed, wholly-owned consolidated subsidiary of the Company, and Credit Suisse Alternative Capital, LLC, or CSAC, the sole owner of Credit Suisse Park View BDC, Inc., or CS Park View, entered into a Purchase and Sale Agreement to effect and consummate the acquisition of CS Park View by Park South. Pursuant to the Purchase and Sale Agreement, Park South acquired one hundred percent of the issued and outstanding shares of common stock of CS Park View from CSAC for a cash purchase price of $276,852, subject to a post-closing adjustment to be determined within 90 days. Substantially all of the assets acquired and liabilities assumed were financial assets (interests in senior secured loans and partnership interests of 26 portfolio companies as well as interest receivable and accrued expenses). The Company funded the cash purchase price partially with cash on hand and proceeds received from the JPM Credit Facility (see Note 8).

The acquisition will be accounted for by the Company under the asset acquisition method of accounting in accordance with ASC 805-50, Business Combinations—Related Issues. Under the asset acquisition method of accounting, net assets are recognized based on their cost to the acquiring entity, which includes transaction costs. The purchase price of the assets acquired is allocated to the individual assets acquired or liabilities assumed based on their determined fair values and does not give rise to goodwill. The Company determined that the fair value of the net assets acquired equaled the purchase price, excluding transaction costs. Accordingly, transaction costs of $498 have been expensed during the three months ended September 30, 2016.

The table below presents a summary of the allocation of the relative fair value of the net assets acquired from CS Park View on September 30, 2016.

Investments	$269,819
Cash	1,859
Interest and principal receivable	5,346
Total fair value of assets acquired	277,024

Accounts payable	172
Total fair value of liabilities assumed	172

Fair value of net assets acquired	276,852

Aggregate value of cash consideration paid	$276,852

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

CĪON / Capitala Senior Loan Fund I, LLC

On June 24, 2015, the Company entered into a joint venture with Capitala Finance Corp., or Capitala, to create CCSLF. CCSLF is expected to invest primarily in senior secured loans. All portfolio and other material decisions regarding CCSLF must be submitted to its board of managers, which is comprised of four members, two of whom were selected by the Company and the other two were selected by Capitala. Further, all portfolio and other material decisions require the affirmative vote of at least one member from the Company and one member from Capitala.

The Company and Capitala have committed to provide an aggregate of up to $50,000 of equity to CCSLF, with the Company providing up to $40,000 and Capitala providing up to $10,000.  In addition, CCSLF intends to obtain third party asset-level financing. As of September 30, 2016 and December 31, 2015, CCSLF held no assets and generated no net income and as a result, is not included on the Company’s consolidated schedules of investments as of September 30, 2016 and December 31, 2015. If and when the Company and Capitala fund CCSLF with new investments, CCSLF will be presented as a controlled investment as defined by the 1940 Act. An investment is controlled under the 1940 Act when a company owns more than 25% of the portfolio company’s outstanding voting securities or maintains the ability to nominate greater than 50% of the portfolio company's board representation.

The Company has determined that CCSLF is an investment company under ASC 946. However, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate CCSLF.

As of November 7, 2016, the Company’s unfunded commitment to CCSLF was $40,000.

The following tables show the composition of the Company’s investment portfolio by industry classification and geographic dispersion, and the percentage, by fair value, of the total investment portfolio assets in such industries and geographies as of September 30, 2016 and December 31, 2015:

	September 30, 2016		December 31, 2015
Industry Classification	Investments at Fair Value	Percentage of Investment Portfolio	Investments at Fair Value	Percentage of Investment Portfolio
High Tech Industries	$207,737	21.2%	$86,848	13.3%
Services: Business	136,037	13.9%	124,412	19.1%
Healthcare & Pharmaceuticals	91,846	9.4%	54,122	8.3%
Diversified Financials	71,329	7.3%	66,267	10.2%
Media: Advertising, Printing & Publishing	55,029	5.6%	24,627	3.8%
Construction & Building	46,730	4.8%	24,099	3.7%
Beverage, Food & Tobacco	43,593	4.4%	62,314	9.6%
Chemicals, Plastics & Rubber	39,350	4.0%	27,161	4.2%
Automotive	38,844	4.0%	19,766	3.0%
Banking, Finance, Insurance & Real Estate	34,497	3.5%	32,224	5.0%
Telecommunications	32,407	3.3%	9,148	1.4%
Hotel, Gaming & Leisure	29,072	3.0%	26,839	4.1%
Media: Diversified & Production	25,507	2.6%	10,153	1.6%
Aerospace & Defense	21,882	2.2%	-	-
Capital Equipment	19,244	1.9%	2,572	0.4%
Retail	18,339	1.9%	8,623	1.4%
Energy: Electricity	12,438	1.3%	13,677	2.1%
Energy: Oil & Gas	11,445	1.2%	6,274	1.0%
Metals & Mining	10,821	1.1%	-	-
Consumer Goods: Non-Durable	10,265	1.0%	13,974	2.1%
Media: Broadcasting & Subscription	10,016	1.0%	9,952	1.5%
Services: Consumer	9,493	1.0%	13,154	2.0%
Environmental Industries	2,685	0.3%	2,850	0.4%
Consumer Goods: Durable	1,000	0.1%	-	-
Containers, Packaging & Glass	-	-	11,851	1.8%
Subtotal/total percentage	979,606	100.0%	650,907	100.0%
Short term investments	56,771		18,892
Total investments	$1,036,377		$669,799

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

	September 30, 2016		December 31, 2015
Geographic Dispersion(1)	Investments at Fair Value	Percentage of Investment Portfolio	Investments at Fair Value	Percentage of Investment Portfolio
United States	$893,474	91.2%	$581,756	89.4%
Cayman Islands	42,378	4.3%	32,258	5.0%
Germany	24,038	2.5%	22,960	3.5%
Netherlands	9,215	0.9%	9,120	1.4%
Cyprus	5,002	0.5%	-	-
United Kingdom	2,685	0.3%	2,850	0.4%
Canada	1,814	0.2%	1,963	0.3%
Bermuda	1,000	0.1%	-	-
Subtotal/total percentage	979,606	100.0%	650,907	100.0%
Short term investments	56,771		18,892
Total investments	$1,036,377		$669,799

(1)	The geographic dispersion is determined by the portfolio company's country of domicile.

As of September 30, 2016 and December 31, 2015, there were no delinquent investments or investments on non-accrual status.

Except for CCSLF, the Company does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company or issuer if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company or issuer if the Company owned 5% or more of its voting securities.

The Company’s investment portfolio may contain senior secured investments that are in the form of lines of credit, revolving credit facilities, or unfunded commitments, which may require the Company to provide funding when requested in accordance with the terms of the underlying agreements. As of September 30, 2016 and December 31, 2015, the Company’s unfunded commitments amounted to $49,627 and $43,404, respectively. As of November 7, 2016, the Company’s unfunded commitments amounted to $49,687.  Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company.  Refer to Note 11 for further details on the Company’s unfunded commitments.

Note 7. Total Return Swap

On December 17, 2012, the Company, through its wholly-owned consolidated subsidiary, Flatiron Funding, LLC, or Flatiron, entered into a TRS with Citibank, N.A., or Citibank.  Effective December 9, 2013, Flatiron and Citibank amended the TRS to, among other things, increase the maximum aggregate market value of the portfolio of loans subject to the TRS (determined at the time each such loan becomes subject to the TRS) from $150,000 to $225,000, and increase the interest rate payable by Flatiron to Citibank with respect to each loan included in the TRS by increasing the spread over the floating rate index specified for each such loan from 1.25% to 1.35% per year. Flatiron and Citibank further amended the TRS to increase the maximum aggregate market value of the portfolio of loans subject to the TRS to $275,000 effective February 18, 2014, to $325,000 effective April 30, 2014, to $375,000 effective July 30, 2014, to $475,000 effective September 5, 2014, to $600,000 effective January 20, 2015, to $750,000 effective March 4, 2015 and to $800,000 effective March 22, 2016. Effective October 2, 2015, Flatiron and Citibank amended the TRS to extend the termination or call date from December 17, 2015 to March 17, 2016 and to provide that the floating rate index specified for each loan included in the TRS will not be less than zero. On December 22, 2015, Flatiron and Citibank further amended the TRS to reduce the ramp-down period from 90 days to 30 days prior to the termination date, which represents the period when reinvestment is no longer permitted under the terms of the TRS. Effective February 18, 2016, Flatiron and Citibank further amended the TRS to extend the termination or call date from March 17, 2016 to February 18, 2017, and increase the interest rate payable by Flatiron to Citibank with respect to each loan included in the TRS by increasing the spread over the floating rate index specified for each such loan from 1.35% to 1.40% per year. The agreements between Flatiron and Citibank, which collectively establish the TRS, are referred to herein as the TRS Agreement.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of and interest payments from the assets underlying the TRS in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS typically offers lower financing costs than are offered through more traditional borrowing arrangements.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

The TRS with Citibank enables the Company, through its ownership of Flatiron, to obtain the economic benefit of owning the loans subject to the TRS, without actually owning them, in return for an interest-type payment to Citibank. As such, the TRS is analogous to Flatiron borrowing funds to acquire loans and incurring interest expense to a lender. Under the terms of the TRS Agreement, each asset underlying the TRS constitutes a separate total return swap transaction, although all calculations and payments required to be made under the TRS Agreement are calculated and treated on an aggregate basis, based upon all such transactions.

The obligations of Flatiron under the TRS are non-recourse to the Company and the Company’s exposure under the TRS is limited to the value of the Company’s investment in Flatiron, which generally will equal the value of cash collateral provided by Flatiron under the TRS. Pursuant to the terms of the TRS, Flatiron may select loans with a maximum aggregate market value (determined at the time each such loan becomes subject to the TRS) of $800,000. Flatiron is required to initially cash collateralize a specified percentage of each loan (generally 25% of the market value of such loan) included under the TRS in accordance with margin requirements described in the TRS Agreement. Under the terms of the TRS, Flatiron agreed not to draw upon, or post as collateral, such cash collateral in respect of other financings or operating requirements prior to the termination of the TRS. Neither the cash collateral required to be posted with Citibank nor any other assets of Flatiron are available to pay the debts of the Company.

Unless otherwise specified, each individual loan must meet the obligation criteria described in the TRS Agreement, which includes requirements that the loan be rated by Moody’s and S&P, be part of a loan facility of at least $125 million and have at least two bid quotations from a nationally-recognized pricing service. Under the terms of the TRS, Citibank, as calculation agent, determines whether there has been a failure to satisfy the obligation criteria for each loan in the TRS. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to remove the underlying loan from the TRS either through a sale negotiated by the Company or the price determined by Citibank. Citibank also determines whether there has been a failure to satisfy the portfolio criteria in the TRS, which includes limits on issuer and industry concentration as well as Moody’s and S&P credit metrics. If such failure continues for 30 days following the delivery of notice thereof, then Citibank has the right, but not the obligation, to terminate the TRS. Flatiron receives from Citibank all interest and fees payable in respect of the loans included in the TRS. Flatiron pays to Citibank interest at a rate equal to, in respect of each loan included in the TRS, the floating rate index specified for such loan, which will not be less than zero, plus 1.40% per year. In addition, upon the termination or repayment of any loan subject to the TRS, Flatiron will either receive from Citibank the appreciation in the value of such loan or pay to Citibank any depreciation in the value of such loan.

Under the terms of the TRS, Flatiron may be required to post additional cash collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of the underlying loans after such value decreases below a specified amount. The limit on the additional collateral that Flatiron may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the loans underlying the TRS and the amount of cash collateral already posted by Flatiron. The amount of collateral required to be posted by Flatiron is determined primarily on the basis of the aggregate value of the underlying loans.

The Company has no contractual obligation to post any such additional collateral or to make any interest payments to Citibank on behalf of Flatiron. The Company may, but is not obligated to, increase its investment in Flatiron for the purpose of funding any additional collateral or payment obligations for which Flatiron may become obligated during the term of the TRS. If the Company does not make any such additional investment in Flatiron and Flatiron fails to meet its obligations under the TRS, then Citibank will have the right to terminate the TRS and seize the cash collateral posted by Flatiron under the TRS. In the event of an early termination of the TRS, Flatiron would be required to pay an early termination fee.

Citibank may terminate the TRS on or after February 18, 2017, or the call date. Flatiron may terminate the TRS at any time upon providing no more than 30 days prior notice to Citibank. Any termination prior to the call date will result in payment of an early termination fee to Citibank based on the maximum portfolio amount of the TRS. Under the terms of the TRS, the early termination fee will equal the present value of a stream of monthly payments that would be owed by Flatiron to Citibank for the period from the termination date through and including the call date. Such monthly payments will equal the product of 80% of the maximum portfolio amount, multiplied by the spread over the floating index rate. The Company estimates the early termination fee would have been approximately $3,498 at September 30, 2016. Flatiron may also be required to pay a minimum usage fee in connection with the TRS. As of September 30, 2016 and December 31, 2015, Flatiron owed Citibank a minimum usage fee of $129 and $4, respectively.

The value of the TRS is based on the increase or decrease in the value of the loans underlying the TRS, as determined by the Company. The loans underlying the TRS are valued in the same manner as loans owned by the Company.  As of September 30, 2016 and December 31, 2015, the fair value of the TRS was ($18,074) and ($34,900), respectively. The fair value of the TRS is reflected as unrealized depreciation on total return swap on the Company’s consolidated balance sheets. The change in value of the TRS is reflected in the Company’s consolidated statements of operations as net change in unrealized appreciation (depreciation) on total return swap. As of September 30, 2016 and December 31, 2015, Flatiron had selected 56 and 90 underlying loans with a total notional amount of $446,288 and $718,025, respectively. For the same periods, Flatiron posted $143,335 and $226,316 in cash collateral held by Citibank (of which only $142,693 and $187,802  was required to be posted), which is reflected in due from counterparty on the Company’s consolidated balance sheets.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Receivable due on total return swap is composed of any amounts due from Citibank that consist of earned but not yet collected net interest and fees and net gains on sales and principal repayments of underlying loans of the TRS. As of September 30, 2016 and December 31, 2015, the receivable due on total return swap consisted of the following:

	September 30, 2016	December 31, 2015
Interest and other income from TRS portfolio	$6,907	$8,882
Interest and other expense from TRS portfolio	(2,138)	(2,309)
Net gain (loss) on TRS loan sales	525	(398)
Receivable due on total return swap	$5,294	$6,175

Realized gains and losses on the TRS are composed of any gains or losses on loans underlying the TRS as well as net interest and fees earned during the period. For the three and nine months ended September 30, 2016 and 2015, the net realized gain on the TRS consisted of the following:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Interest and other income from TRS portfolio	$9,426	$10,886	$32,693	$29,255
Interest and other expense from TRS portfolio	(3,265)	(2,743)	(10,307)	(7,258)
Net gain on TRS loan sales	2,027	477	1,413	1,745
Net realized gain (1)	$8,188	$8,620	$23,799	$23,742

(1)	Net realized gain is reflected in net realized gain on total return swap on the Company's consolidated statements of operations.

In connection with the TRS, Flatiron is required to comply with various covenants and reporting requirements as defined in the TRS Agreement. As of and for the three months ended September 30, 2016, Flatiron was in compliance with all covenants and reporting requirements.

CIM has not taken any incentive fees with respect to the Company’s TRS to date. For purposes of computing the capital gains incentive fee, CIM will become entitled to a capital gains incentive fee only upon the termination or disposition of the TRS, at which point all gains and losses of the underlying loans constituting the reference assets of the TRS will be realized. For purposes of computing the subordinated incentive fee on income, CIM is not entitled to a subordinated incentive fee on income with respect to the TRS. The net unrealized appreciation on the TRS, if any, is reflected in total assets on the Company’s consolidated balance sheets and included in the computation of the base management fee. The base management fee does not include any net unrealized depreciation on the TRS as such amounts are not included in total assets.

While the investment advisory agreement with CIM neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of the AICPA Technical Practice Aid for investment companies, the Company accrues capital gains incentive fees on unrealized gains. This accrual reflects the incentive fees that would be payable to CIM if the Company’s entire investment portfolio was liquidated at its fair value as of the balance sheet date even though CIM is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treats the outstanding notional amount of the TRS, less the total amount of cash collateral posted by Flatiron under the TRS, as a senior security for the life of that instrument. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the Securities and Exchange Commission, or SEC.

Further, for purposes of Section 55(a) under the 1940 Act, the Company treats each loan underlying the TRS as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. The Company may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

The following is a summary of the underlying loans subject to the TRS as of September 30, 2016:

Underlying Loans(a)	Index Rate(b)	Industry	Notional Amount	Fair Value(c)	Unrealized Appreciation / (Depreciation)
Senior Secured First Lien Debt
Academy, Ltd., L+400, 1.00% LIBOR Floor, 7/1/2022	Various	Retail	$14,603	$14,450	$(153)
Access CIG, LLC, L+500, 1.00% LIBOR Floor, 10/18/2021	3 Month LIBOR	Services: Business	6,768	6,807	39
ALM Media, LLC, L+450, 1.00% LIBOR Floor, 7/31/2020	3 Month LIBOR	Media: Advertising, Printing & Publishing	7,730	7,630	(100)
Alvogen Pharma US, Inc., L+500, 1.00% LIBOR Floor, 4/1/2022	3 Month LIBOR	Healthcare & Pharmaceuticals	9,558	9,573	15
American Dental Partners, Inc., L+475, 1.00% LIBOR Floor, 8/29/2021	3 Month LIBOR	Healthcare & Pharmaceuticals	12,189	12,128	(61)
American Energy - Marcellus, LLC, L+425, 1.00% LIBOR Floor, 8/4/2020	3 Month LIBOR	Energy: Oil & Gas	4,254	2,386	(1,868)
American Residential Services, LLC, L+450, 1.00% LIBOR Floor, 6/30/2021	3 Month LIBOR	Construction & Building	14,103	14,146	43
Aquilex, LLC, L+400, 1.00% LIBOR Floor, 12/31/2020	6 Month LIBOR	Chemicals, Plastics & Rubber	1,810	1,760	(50)
Avaya Inc., L+525, 1.00% LIBOR Floor, 5/29/2020	3 Month LIBOR	Telecommunications	14,586	10,940	(3,646)
Azure Midstream Energy, LLC, L+650, 1.00% LIBOR Floor, 11/15/2018	1 Month LIBOR	Energy: Oil & Gas	2,399	2,012	(387)
Caraustar Industries, Inc., L+675, 1.25% LIBOR Floor, 5/1/2019	3 Month LIBOR	Forest Products & Paper	12,125	12,642	517
Central Security Group, Inc., L+563, 1.00% LIBOR Floor, 10/6/2020	1 Month LIBOR	Services: Consumer	12,948	12,796	(152)
Charming Charlie, LLC, L+800, 1.00% LIBOR Floor, 12/24/2019	3 Month LIBOR	Retail	8,017	5,163	(2,854)
CSP Technologies North America, LLC, L+600, 1.00% LIBOR Floor, 1/29/2022	3 Month LIBOR	Chemicals, Plastics & Rubber	13,419	13,556	137
CT Technologies Intermediate Holdings, Inc., L+425, 1.00% LIBOR Floor, 12/1/2021	1 Month LIBOR	Healthcare & Pharmaceuticals	14,718	14,658	(60)
David's Bridal, Inc., L+375, 1.25% LIBOR Floor, 10/11/2019	3 Month LIBOR	Retail	3,340	3,283	(57)
DBRS, Inc., L+525, 1.00% LIBOR Floor, 3/4/2022(d)	3 Month LIBOR	Services: Business	12,906	12,833	(73)
EIG Investors Corp., L+548, 1.00% LIBOR Floor, 11/9/2019(d)	3 Month LIBOR	Services: Business	1,788	1,739	(49)
Emmis Operating Company, L+600, 1.00% LIBOR Floor, 6/10/2021	3 Month LIBOR	Media: Broadcasting & Subscription	8,336	8,025	(311)
Evergreen Skills Lux S.À.R.L., L+475, 1.00% LIBOR Floor, 4/28/2021(d)	6 Month LIBOR	High Tech Industries	7,193	6,555	(638)
Global Cash Access, Inc., L+525, 1.00% LIBOR Floor, 12/18/2020	3 Month LIBOR	Hotel, Gaming & Leisure	10,483	10,313	(170)
Healogics, Inc., L+425, 1.00% LIBOR Floor, 7/1/2021	3 Month LIBOR	Healthcare & Pharmaceuticals	4,842	4,004	(838)
Hilex Poly Co. LLC, L+500, 1.00% LIBOR Floor, 12/5/2021	3 Month LIBOR	Containers, Packaging & Glass	7,999	8,123	124
Hyperion Insurance Group Ltd., L+450, 1.00% LIBOR Floor, 4/29/2022(d)	1 Month LIBOR	Banking, Finance, Insurance & Real Estate	2,063	2,034	(29)
IMG Worldwide Holdings, LLC, L+425, 1.00% LIBOR Floor, 5/6/2021	3 Month LIBOR	Media: Diversified & Production	7,129	7,251	122
Lanyon Solutions, Inc., L+450, 1.00% LIBOR Floor, 11/13/2020	3 Month LIBOR	High Tech Industries	1,140	1,141	1
LTCG Holdings Corp., L+500, 1.00% LIBOR Floor, 6/6/2020	1 Month LIBOR	Services: Business	5,882	5,586	(296)
Murray Energy Corp., L+725, 1.00% LIBOR Floor, 4/16/2020	3 Month LIBOR	Metals & Mining	3,597	3,122	(475)
Navex Global, Inc, L+475, 1.00% LIBOR Floor, 11/19/2021	6 Month LIBOR	High Tech Industries	13,629	13,683	54
Nielsen & Bainbridge, LLC, L+500, 1.00% LIBOR Floor, 8/15/2020	6 Month LIBOR	Consumer Goods: Durable	15,843	15,861	18
Oasis Outsourcing Holdings, Inc., L+475, 1.00% LIBOR Floor, 12/26/2021	1 Month LIBOR	Services: Business	9,343	9,509	166
Onex TSG Holdings II Corp., L+400, 1.00% LIBOR Floor, 7/29/2022	3 Month LIBOR	Healthcare & Pharmaceuticals	3,417	3,451	34
Opal Acquisition, Inc., L+400, 1.00% LIBOR Floor, 11/27/2020	3 Month LIBOR	Healthcare & Pharmaceuticals	10,238	9,656	(582)
Pelican Products, Inc., L+425, 1.00% LIBOR Floor, 4/10/2020	3 Month LIBOR	Chemicals, Plastics & Rubber	2,493	2,460	(33)
Photonis Technologies SAS, L+750, 1.00% LIBOR Floor, 9/18/2019(d)	3 Month LIBOR	Aerospace & Defense	6,337	5,789	(548)
PSC Industrial Holdings Corp., L+475, 1.00% LIBOR Floor, 12/5/2020	3 Month LIBOR	Services: Business	4,863	4,753	(110)
RP Crown Parent, LLC, L+500, 1.00% LIBOR Floor, 12/21/2018	1 Month LIBOR	High Tech Industries	15,313	15,649	336
Scientific Games International, Inc., L+500, 1.00% LIBOR Floor, 10/1/2021(d)	Various	Hotel, Gaming & Leisure	10,427	10,594	167
SESAC Holdco II LLC, L+425, 1.00% LIBOR Floor, 2/7/2019	6 Month LIBOR	Media: Broadcasting & Subscription	2,943	2,929	(14)
SG Acquisition, Inc., L+525, 1.00% LIBOR Floor, 8/19/2021	1 Month LIBOR	Banking, Finance, Insurance & Real Estate	11,451	11,181	(270)
SI Organization, Inc., L+475, 1.00% LIBOR Floor, 11/23/2019	3 Month LIBOR	Services: Business	7,767	7,811	44
Steward Health Care System, LLC, L+550, 1.25% LIBOR Floor, 4/10/2020	3 Month LIBOR	Healthcare & Pharmaceuticals	9,741	9,839	98
STG-Fairway Acquisitions, Inc., L+525, 1.00% LIBOR Floor, 6/30/2022	3 Month LIBOR	Services: Business	3,845	3,875	30
Survey Sampling International, LLC, L+500, 1.00% LIBOR Floor, 12/16/2020	6 Month LIBOR	Services: Business	7,801	7,919	118
TIBCO Software Inc., L+550, 1.00% LIBOR Floor, 12/4/2020	1 Month LIBOR	High Tech Industries	16,870	17,036	166
Travel Leaders Group, LLC, L+600, 1.00% LIBOR Floor, 12/7/2020	3 Month LIBOR	Services: Consumer	5,245	5,265	20
Vince, LLC, L+500, 1.00% LIBOR Floor, 11/27/2019(d)	3 Month LIBOR	Retail	1,124	1,076	(48)
Western Dental Services, Inc., L+650, 1.00% LIBOR Floor, 11/1/2018	3 Month LIBOR	Healthcare & Pharmaceuticals	5,573	5,579	6
Total Senior Secured First Lien Debt			390,188	378,571	(11,617)

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Underlying Loans(a)	Index Rate(b)	Industry	Notional Amount	Fair Value(c)	Unrealized Appreciation / (Depreciation)
Senior Secured Second Lien Debt
Asurion, LLC, L+750, 1.00% LIBOR Floor, 3/3/2021	3 Month LIBOR	Services: Consumer	7,772	7,865	93
Evergreen Skills Lux S.À.R.L., L+825, 1.00% LIBOR Floor, 4/28/2022(d)	6 Month LIBOR	High Tech Industries	9,798	6,025	(3,773)
GOBP Holdings, Inc., L+825, 1.00% LIBOR Floor, 10/21/2022	3 Month LIBOR	Retail	3,940	4,000	60
Mergermarket USA, Inc., L+650, 1.00% LIBOR Floor, 2/4/2022	6 Month LIBOR	Services: Business	6,965	6,737	(228)
Onex Carestream Finance LP, L+850, 1.00% LIBOR Floor, 12/7/2019	3 Month LIBOR	Healthcare & Pharmaceuticals	13,600	12,340	(1,260)
Pelican Products, Inc., L+825, 1.00% LIBOR Floor, 4/11/2021	3 Month LIBOR	Chemicals, Plastics & Rubber	8,050	7,520	(530)
PFS Holding Corp., L+725, 1.00% LIBOR Floor, 1/31/2022	1 Month LIBOR	Retail	4,973	4,186	(787)
Securus Technologies Holdings, Inc., L+775, 1.25% LIBOR Floor, 4/30/2021	3 Month LIBOR	Telecommunications	1,002	970	(32)
Total Senior Secured Second Lien Debt			56,100	49,643	(6,457)
Total			$446,288	$428,214	$(18,074)

(a)

All of the underlying loans subject to the TRS are issued by eligible U.S. portfolio companies, as defined in the 1940 Act, except for investments specifically identified as non-qualifying per note (d) below. The Company does not control and is not an affiliate of any of the companies that are issuers of the underlying loans subject to the TRS.

(b)

The 1, 3, and 6 month LIBOR rates were 0.53%, 0.85% and 1.24%, respectively, as of September 30, 2016. The actual LIBOR rate for each loan listed may not be the applicable LIBOR rate as of September 30, 2016, as the loan may have been priced or repriced based on a LIBOR rate prior to or subsequent to September 30, 2016.

(c)	Fair value determined by the Company’s board of directors (see Note 9).

(d)

All or a portion of the underlying loan subject to the TRS is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets as defined under Section 55 of the 1940 Act. As of September 30, 2016, 91.7% of the Company’s total assets represented qualifying assets. In addition, as described in this Note 7, the Company calculates its compliance with the qualifying asset test on a “look through” basis by treating each loan underlying the TRS as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 90.3% of the Company’s total assets represented qualifying assets as of September 30, 2016.

(e)

For the nine months ended September 30, 2016, the following underlying loans subject to the TRS contain a PIK interest provision whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities:

			Interest Rate			Interest Amount
	Issuer of Underlying Loan	Investment Type	Cash	PIK	All-in-Rate	Cash	PIK	Total
	Smile Brands Group, Inc.(f)	Senior Secured First Lien Debt	7.50%	1.50%	9.00%	$233	$41	$274
	Southcross Holdings Borrower LP(g)	Senior Secured First Lien Debt	3.50%	5.50%	9.00%	$1	$1	$2

(f)	Outstanding principal and accrued interest of the underlying loan was fully repaid on August 17, 2016.

(g)	Prior to September 30, 2016, the underlying loan was assigned to the Company and removed from the TRS.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

The following is a summary of the underlying loans subject to the TRS as of December 31, 2015:

Underlying Loans(a)	Index Rate(b)	Industry	Notional Amount	Fair Value(c)	Unrealized Appreciation / (Depreciation)
Senior Secured First Lien Debt
ABG Intermediate Holdings 2 LLC, L+450, 1.00% LIBOR Floor, 5/27/2021	3 Month LIBOR	Retail	$6,736	$6,696	$(40)
Academy, Ltd., L+400, 1.00% LIBOR Floor, 7/1/2022(d)	1 Month LIBOR	Retail	13,254	12,954	(300)
Access CIG, LLC, L+500, 1.00% LIBOR Floor, 10/18/2021	3 Month LIBOR	Services: Business	6,820	6,816	(4)
Albertson's LLC, L+450, 1.00% LIBOR Floor, 12/21/2022(d)	3 Month LIBOR	Retail	4,625	4,656	31
ALM Media, LLC, L+450, 1.00% LIBOR Floor, 7/31/2020	3 Month LIBOR	Media: Advertising, Printing & Publishing	7,882	7,740	(142)
Alvogen Pharma US, Inc., L+500, 1.00% LIBOR Floor, 4/1/2022	3 Month LIBOR	Healthcare & Pharmaceuticals	15,053	14,709	(344)
American Dental Partners, Inc., L+475, 1.00% LIBOR Floor, 8/29/2021	3 Month LIBOR	Healthcare & Pharmaceuticals	12,282	12,359	77
American Energy - Marcellus, LLC, L+425, 1.00% LIBOR Floor, 8/4/2020	3 Month LIBOR	Energy: Oil & Gas	4,253	1,160	(3,093)
American Residential Services, LLC, L+450, 1.00% LIBOR Floor, 6/30/2021	3 Month LIBOR	Construction & Building	14,211	14,174	(37)
AqGen Ascensus, Inc., L+450, 1.00% LIBOR Floor, 12/5/2022	3 Month LIBOR	Services: Business	2,915	2,923	8
Aquilex, LLC, L+400, 1.00% LIBOR Floor, 12/31/2020	1 Month LIBOR	Chemicals, Plastics & Rubber	1,933	1,850	(83)
At Home Holding III Inc., L+400, 1.00% LIBOR Floor, 6/3/2022	3 Month LIBOR	Retail	5,560	5,420	(140)
Avaya Inc., L+525, 1.00% LIBOR Floor, 5/29/2020	3 Month LIBOR	Telecommunications	14,718	10,462	(4,256)
Azure Midstream Energy, LLC, L+650, 1.00% LIBOR Floor, 11/15/2018	3 Month LIBOR	Energy: Oil & Gas	2,431	1,448	(983)
BRG Sports, Inc., L+550, 1.00% LIBOR Floor, 4/15/2021(d)	1 Month LIBOR	Consumer Goods: Durable	12,798	12,690	(108)
Builders FirstSource Inc., L+500, 1.00% LIBOR Floor, 7/29/2022(e)	3 Month LIBOR	Forest Products & Paper	14,242	14,129	(113)
Caraustar Industries, Inc., L+675, 1.25% LIBOR Floor, 5/1/2019	3 Month LIBOR	Forest Products & Paper	18,131	18,568	437
Cast & Crew Payroll, LLC , L+375, 1.00% LIBOR Floor, 8/12/2022	3 Month LIBOR	Services: Business	1,311	1,294	(17)
CDS U.S. Intermediate Holdings, Inc., L+400, 1.00% LIBOR Floor, 7/8/2022	3 Month LIBOR	Hotel, Gaming & Leisure	1,958	1,857	(101)
Central Security Group, Inc., L+525, 1.00% LIBOR Floor, 10/6/2020	3 Month LIBOR	Services: Consumer	13,047	12,778	(269)
Charming Charlie, LLC, L+800, 1.00% LIBOR Floor, 12/24/2019	3 Month LIBOR	Retail	8,647	7,223	(1,424)
Chemstralia Pty Ltd., L+625, 1.00% LIBOR Floor, 2/28/2022(e)	3 Month LIBOR	Chemicals, Plastics & Rubber	3,000	2,925	(75)
CSC Holdings, LLC, L+400, 1.00% LIBOR Floor, 10/9/2022(d)	3 Month LIBOR	Telecommunications	18,844	18,926	82
CSP Technologies North America, LLC, L+600, 1.00% LIBOR Floor, 1/29/2022	3 Month LIBOR	Chemicals, Plastics & Rubber	13,522	13,660	138
CT Technologies Intermediate Holdings, Inc., L+425, 1.00% LIBOR Floor, 12/1/2021	1 Month LIBOR	Healthcare & Pharmaceuticals	14,831	14,537	(294)
DAE Aviation Holdings, Inc., L+425, 1.00% LIBOR Floor, 7/7/2022	3 Month LIBOR	Aerospace & Defense	7,591	7,579	(12)
David's Bridal, Inc., L+400, 1.25% LIBOR Floor, 10/11/2019	3 Month LIBOR	Retail	4,338	3,808	(530)
DBRS, Inc., L+525, 1.00% LIBOR Floor, 3/4/2022(e)	3 Month LIBOR	Services: Business	13,005	13,087	82
Deltek, Inc., L+400, 1.00% LIBOR Floor, 6/25/2022	3 Month LIBOR	Services: Business	3,068	3,053	(15)
Diamond Resorts Corp., L+450, 1.00% LIBOR Floor, 5/9/2021(e)	3 Month LIBOR	Consumer Goods: Non-Durable	3,586	3,546	(40)
EIG Investors Corp., L+400, 1.00% LIBOR Floor, 11/9/2019(e)	3 Month LIBOR	Services: Business	1,846	1,803	(43)
Emmis Operating Company, L+600, 1.00% LIBOR Floor, 6/10/2021	3 Month LIBOR	Media: Broadcasting & Subscription	8,739	7,790	(949)
Evergreen Skills Lux S.À.R.L., L+475, 1.00% LIBOR Floor, 4/28/2021(e)	6 Month LIBOR	High Tech Industries	7,248	5,764	(1,484)
Global Cash Access, Inc., L+525, 1.00% LIBOR Floor, 12/18/2020	2 Month LIBOR	Hotel, Gaming & Leisure	11,043	10,375	(668)
GTCR Valor Companies, Inc., L+500, 1.00% LIBOR Floor, 5/30/2021	3 Month LIBOR	High Tech Industries	3,898	3,918	20
HC Group Holdings III, Inc., L+500, 1.00% LIBOR Floor, 4/7/2022(d)	3 Month LIBOR	Healthcare & Pharmaceuticals	10,471	10,459	(12)
Healogics, Inc., L+425, 1.00% LIBOR Floor, 7/1/2021	3 Month LIBOR	Healthcare & Pharmaceuticals	4,879	3,993	(886)
Hemisphere Media Holdings, LLC, L+400, 1.00% LIBOR Floor, 7/30/2020	3 Month LIBOR	Media: Broadcasting & Subscription	4,006	3,854	(152)
Hilex Poly Co. LLC, L+500, 1.00% LIBOR Floor, 12/5/2021	3 Month LIBOR	Containers, Packaging & Glass	8,296	8,366	70
Hyperion Insurance Group Ltd., L+450, 1.00% LIBOR Floor, 4/29/2022(e)	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	3,039	3,024	(15)
IMG Worldwide Holdings, LLC, L+425, 1.00% LIBOR Floor, 5/6/2021	3 Month LIBOR	Media: Diversified & Production	14,368	14,287	(81)
Infiltrator Water Technologies, LLC, L+425, 1.00% LIBOR Floor, 5/27/2022	3 Month LIBOR	Construction & Building	9,000	9,006	6
inVentiv Health, Inc., L+625, 1.50% LIBOR Floor, 5/15/2018	3 Month LIBOR	Healthcare & Pharmaceuticals	10,000	9,890	(110)
Lanyon Solutions, Inc., L+450, 1.00% LIBOR Floor, 11/13/2020	3 Month LIBOR	High Tech Industries	1,148	1,120	(28)
LTCG Holdings Corp., L+500, 1.00% LIBOR Floor, 6/6/2020	3 Month LIBOR	Services: Business	5,882	5,527	(355)
Murray Energy Corp., L+600, 1.00% LIBOR Floor, 4/17/2017	6 Month LIBOR	Metals & Mining	723	752	29
Murray Energy Corp., L+650, 1.00% LIBOR Floor, 4/16/2020	6 Month LIBOR	Metals & Mining	3,472	2,286	(1,186)
Navex Global, Inc, L+475, 1.00% LIBOR Floor, 11/19/2021	6 Month LIBOR	High Tech Industries	13,736	13,444	(292)
Nielsen & Bainbridge, LLC, L+500, 1.00% LIBOR Floor, 8/15/2020	6 Month LIBOR	Consumer Goods: Durable	16,094	16,113	19
Oasis Outsourcing Holdings, Inc., L+475, 1.00% LIBOR Floor, 12/26/2021	1 Month LIBOR	Services: Business	14,392	14,428	36
Onex TSG Holdings II Corp., L+400, 1.00% LIBOR Floor, 7/29/2022	1 Month LIBOR	Healthcare & Pharmaceuticals	7,441	7,402	(39)
Opal Acquisition, Inc., L+400, 1.00% LIBOR Floor, 11/27/2020	3 Month LIBOR	Healthcare & Pharmaceuticals	10,361	8,724	(1,637)
Pelican Products, Inc., L+425, 1.00% LIBOR Floor, 4/10/2020	3 Month LIBOR	Chemicals, Plastics & Rubber	5,622	5,554	(68)
PetroChoice Holdings, Inc., L+500, 1.00% LIBOR Floor, 8/19/2022	1 Month LIBOR	Chemicals, Plastics & Rubber	1,645	1,664	19

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Underlying Loans(a)	Index Rate(b)	Industry	Notional Amount	Fair Value(c)	Unrealized Appreciation / (Depreciation)
Photonis Technologies SAS, L+750, 1.00% LIBOR Floor, 9/18/2019(e)	3 Month LIBOR	Aerospace & Defense	6,564	6,396	(168)
Pike Corp., L+450, 1.00% LIBOR Floor, 12/22/2021	1 Month LIBOR	Energy: Electricity	2,205	2,194	(11)
Polyconcept Finance B.V., L+475, 1.25% LIBOR Floor, 6/28/2019(e)	1 Month LIBOR	Consumer Goods: Non-Durable	6,575	6,547	(28)
PSC Industrial Holdings Corp., L+475, 1.00% LIBOR Floor, 12/5/2020	3 Month LIBOR	Services: Business	4,901	4,888	(13)
Riverbed Technology, Inc., L+500, 1.00% LIBOR Floor, 4/24/2022(d)	3 Month LIBOR	High Tech Industries	16,791	16,771	(20)
RP Crown Parent, LLC, L+500, 1.00% LIBOR Floor, 12/21/2018	3 Month LIBOR	High Tech Industries	15,431	14,127	(1,304)
Scientific Games International, Inc., L+500, 1.00% LIBOR Floor, 10/1/2021(e)	Various	Hotel, Gaming & Leisure	21,430	19,847	(1,583)
SESAC Holdco II LLC, L+425, 1.00% LIBOR Floor, 2/7/2019	6 Month LIBOR	Media: Broadcasting & Subscription	5,049	4,998	(51)
SG Acquisition, Inc., L+525, 1.00% LIBOR Floor, 8/19/2021	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	12,624	12,485	(139)
SI Organization, Inc., L+475, 1.00% LIBOR Floor, 11/23/2019(d)	3 Month LIBOR	Services: Business	10,983	10,953	(30)
Smile Brands Group, Inc., L+775, 1.25% LIBOR Floor, 8/16/2019(f)	3 Month LIBOR	Healthcare & Pharmaceuticals	4,657	3,297	(1,360)
Southcross Holdings Borrower LP, L+500, 1.00% LIBOR Floor, 8/4/2021	3 Month LIBOR	Energy: Oil & Gas	1,249	678	(571)
Steward Health Care System, LLC, L+550, 1.25% LIBOR Floor, 4/10/2020	3 Month LIBOR	Healthcare & Pharmaceuticals	9,817	9,760	(57)
STG-Fairway Acquisitions, Inc., L+525, 1.00% LIBOR Floor, 6/30/2022	3 Month LIBOR	Services: Business	7,690	7,690	-
Styrolution US Holding LLC, L+550, 1.00% LIBOR Floor, 11/7/2019	1 Month LIBOR	Chemicals, Plastics & Rubber	3,933	3,997	64
Surgery Center Holdings, Inc., L+425, 1.00% LIBOR Floor, 11/3/2020	1 Month LIBOR	Healthcare & Pharmaceuticals	6,466	6,506	40
Survey Sampling International, LLC, L+500, 1.00% LIBOR Floor, 12/16/2020	3 Month LIBOR	Services: Business	7,861	7,801	(60)
TASC, Inc., L+600, 1.00% LIBOR Floor, 5/23/2020(e)	Various	Services: Business	8,114	8,291	177
TIBCO Software Inc., L+550, 1.00% LIBOR Floor, 12/4/2020	1 Month LIBOR	High Tech Industries	16,998	15,844	(1,154)
TMFS Holdings, LLC, L+450, 1.00% LIBOR Floor, 7/30/2021	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	14,657	14,746	89
TOPPS Company, Inc., L+600, 1.25% LIBOR Floor, 10/2/2018	3 Month LIBOR	Consumer Goods: Non-Durable	2,307	2,254	(53)
Travel Leaders Group, LLC, L+600, 1.00% LIBOR Floor, 12/7/2020	3 Month LIBOR	Services: Consumer	5,473	5,429	(44)
U.S. Farathane, LLC, L+575, 1.00% LIBOR Floor, 12/23/2021(d)	3 Month LIBOR	Automotive	5,119	5,100	(19)
U.S. Renal Care, Inc., L+425, 1.00% LIBOR Floor, 12/30/2022(d)	3 Month LIBOR	Healthcare & Pharmaceuticals	3,233	3,245	12
USS Parent Holdings Corp., L+475, 1.00% LIBOR Floor, 8/5/2021	Prime	Construction & Building	12,305	12,263	(42)
Vince, LLC, L+475, 1.00% LIBOR Floor, 11/27/2019(e)	3 Month LIBOR	Retail	1,124	1,031	(93)
Western Dental Services, Inc., L+650, 1.00% LIBOR Floor, 11/1/2018	3 Month LIBOR	Healthcare & Pharmaceuticals	5,558	4,889	(669)
Total Senior Secured First Lien Debt			661,055	634,597	(26,458)
Senior Secured Second Lien Debt
AmWINS Group, LLC, L+850, 1.00% LIBOR Floor, 9/4/2020	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	870	905	35
Asurion, LLC, L+750, 1.00% LIBOR Floor, 3/3/2021	3 Month LIBOR	Services: Consumer	7,772	6,796	(976)
Evergreen Skills Lux S.À.R.L., L+825, 1.00% LIBOR Floor, 4/28/2022(e)	6 Month LIBOR	High Tech Industries	9,798	6,675	(3,123)
GOBP Holdings, Inc., L+825, 1.00% LIBOR Floor, 10/21/2022	3 Month LIBOR	Retail	3,940	3,940	-
Mergermarket USA, Inc., L+650, 1.00% LIBOR Floor, 2/4/2022	3 Month LIBOR	Services: Business	6,965	6,370	(595)
Onex Carestream Finance LP, L+850, 1.00% LIBOR Floor, 12/7/2019	3 Month LIBOR	Healthcare & Pharmaceuticals	13,600	12,119	(1,481)
Pelican Products, Inc., L+825, 1.00% LIBOR Floor, 4/11/2021	3 Month LIBOR	Chemicals, Plastics & Rubber	8,050	7,620	(430)
PFS Holding Corp., L+725, 1.00% LIBOR Floor, 1/31/2022	1 Month LIBOR	Retail	4,973	3,548	(1,425)
Securus Technologies Holdings, Inc., L+775, 1.25% LIBOR Floor, 4/30/2021	3 Month LIBOR	Telecommunications	1,002	555	(447)
Total Senior Secured Second Lien Debt			56,970	48,528	(8,442)
Total			$718,025	$683,125	$(34,900)

(a)

All of the underlying loans subject to the TRS are issued by eligible U.S. portfolio companies, as defined in the 1940 Act, except for investments specifically identified as non-qualifying per note (e) below. The Company does not control and is not an affiliate of any of the companies that are issuers of the underlying loans subject to the TRS.

(b)

The 1, 2, 3, and 6 month LIBOR rates were 0.43%, 0.51%, 0.61% and 0.85%, respectively, as of December 31, 2015. The actual LIBOR rate for each loan listed may not be the applicable LIBOR rate as of December 31, 2015, as the loan may have been priced or repriced based on a LIBOR rate prior to or subsequent to December 31, 2015. The prime rate was 3.50% as of December 31, 2015.

(c)	Fair value determined by the Company’s board of directors (see Note 9).

(d)	Position or portion thereof unsettled as of December 31, 2015.

(e)

All or a portion of the underlying loan subject to the TRS is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets as defined under Section 55 of the 1940 Act. As of December 31, 2015, 90.0% of the Company’s total assets represented qualifying assets. In addition, as described in this Note 7, the Company calculates its compliance with the qualifying asset test on a “look through” basis by treating each loan underlying the TRS as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 87.2% of the Company’s total assets represented qualifying assets as of December 31, 2015.

(f)

For the year ended December 31, 2015, the following underlying loan subject to the TRS contains a PIK interest provision whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities:

			Interest Rate			Interest Amount
	Issuer of Underlying Loan	Investment Type	Cash	PIK	All-in-Rate	Cash	PIK	All-in-Rate
	Smile Brands Group, Inc.	Senior Secured First Lien Debt	7.50%	1.50%	9.00%	$362	$16	$378

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Note 8. Credit Facilities

JPM Credit Facility

On August 26, 2016, 34th Street Funding, LLC, or 34th Street, a newly-formed, wholly-owned, consolidated, special purpose financing subsidiary of the Company, entered into a senior secured credit facility with JPMorgan Chase Bank, National Association, or JPM. The senior secured credit facility with JPM, or the JPM Credit Facility, provides for delayed-draw borrowings in an aggregate principal amount of $150,000, of which $25,000 may be funded as a revolving credit facility, each subject to conditions described in the JPM Credit Facility. On August 26, 2016, 34th Street drew down $57,000 of borrowings under the JPM Credit Facility.

On September 30, 2016, 34th Street amended and restated the JPM Credit Facility, or the Amended JPM Credit Facility, with JPM. Under the Amended JPM Credit Facility, the aggregate principal amount available for delayed-draw borrowings was increased from $150,000 to $225,000, of which $25,000 may be funded as a revolving credit facility, each subject to conditions described in the Amended JPM Credit Facility. On September 30, 2016, 34th Street drew down $167,423 of additional borrowings under the Amended JPM Credit Facility, a portion of which was used to purchase the portfolio of loans from CS Park View as discussed in Note 6. No other material terms of the JPM Credit Facility were revised in connection with the Amended JPM Credit Facility.

 Advances under the Amended JPM Credit Facility bear interest at a floating rate equal to the three-month LIBOR, plus a spread of 3.50% per year. Interest is payable quarterly in arrears. All advances under the Amended JPM Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, by no later than August 23, 2020. 34th Street may prepay advances pursuant to the terms and conditions of the Amended JPM Credit Facility, subject to a 1% premium in certain circumstances. In addition, 34th Street will be subject to a non-usage fee of 0.5% and 1.0% per year on the amount, if any, of the aggregate principal amount available under the Amended JPM Credit Facility that has not been borrowed during the period from the closing date and ending on, but excluding, May 23, 2017, or the Ramp-Up Period, and from the termination of the Ramp-Up Period and ending on, but excluding, August 23, 2019, respectively. The non-usage fees, if any, are payable quarterly in arrears.

The Company contributed loans and other corporate debt securities to 34th Street in exchange for 100% of the membership interests of 34th Street, and may contribute additional loans and other corporate debt securities to 34th Street in the future. 34th Street’s obligations to JPM under the Amended JPM Credit Facility are secured by a first priority security interest in all of the assets of 34th Street. The obligations of 34th Street under the Amended JPM Credit Facility are non-recourse to the Company, and the Company’s exposure under the Amended JPM Credit Facility is limited to the value of the Company’s investment in 34th Street.

In connection with the Amended JPM Credit Facility, 34th Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. As of and from August 26, 2016 to September 30, 2016, 34th Street was in compliance with all covenants and reporting requirements.

The Company incurred debt issuance costs of $3,566 in connection with obtaining and amending the JPM Credit Facility, which were recorded as a direct reduction to the outstanding balance of the Amended JPM Credit Facility, which is included in the Company’s consolidated balance sheet as of September 30, 2016 and will amortize to interest expense over the term of the Amended JPM Credit Facility. At September 30, 2016, the unamortized portion of the debt issuance costs was $3,485.

For the period from August 26, 2016 to September 30, 2016, the components of interest expense, average borrowings, and weighted average interest rate for the Amended JPM Credit Facility were as follows:

Stated interest expense	$267
Amortization of deferred financing costs	81
Non-usage fee	45
Total interest expense	$393
Weighted average interest rate(1)	5.07%
Average borrowings	$61,651

(1)	Includes the stated interest expense and commitment fees on the unused portion of the Amended JPM Credit Facility.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

East West Bank Credit Facility

On April 30, 2015, the Company entered into a revolving credit facility, or the EWB Credit Facility, with East West Bank, or EWB. The EWB Credit Facility provides for borrowings in an aggregate principal amount of up to $40,000, subject to certain conditions, and the Company is required to maintain $2,000 in a demand deposit account with EWB at all times. As of and for the three months ended September 30, 2016, the Company was in compliance with all covenants and reporting requirements under the EWB Credit Facility.

Advances under the EWB Credit Facility bear interest at a floating rate equal to (i) the greater of 3.25% per year or the variable rate of interest per year announced by EWB as its prime rate, which was 3.50% at September 30, 2016, plus (ii) a spread of 0.75%. Interest is payable quarterly in arrears. Each advance under the EWB Credit Facility will be due and payable on the earlier of 90 days from the date such advance was made by EWB, or April 27, 2017. The Company may prepay any advance without penalty or premium. The Company will be subject to a non-usage fee of 0.50% per year on the average amount, if any, of the aggregate principal amount available under the EWB Credit Facility that has not been borrowed, payable at the end of each quarter. The non-usage fee, if any, is payable quarterly in arrears. The Company’s obligations to EWB under the EWB Credit Facility are secured by a first priority security interest in certain eligible investments in which the Company has a beneficial interest, as updated from time to time.

On January 28, 2016, the Company entered into the first amendment to the EWB Credit Facility with EWB. Under the original EWB Credit Facility, the borrowing base was the lesser of (i) the average monthly net proceeds received by the Company from the sale of its equity securities during the trailing three month period ending on the last day of the immediately preceding calendar month; or (ii) 50% of collateral securing the EWB Credit Facility. Under the first amendment, during the period commencing on January 30, 2016 through July 31, 2016, (i) the trailing equity component of the borrowing base was removed; (ii) the borrowing base was decreased to 40% of the collateral securing the EWB Credit Facility; and (iii) the required minimum fair market value of the collateral securing the EWB Credit Facility was increased from two to two and one-half times all outstanding advances under the EWB Credit Facility. Prior to entering into the second amendment to the EWB Credit Facility (as described below), these amended provisions were scheduled to revert back to their original terms on July 31, 2016.

On April 21, 2016, the Company entered into the second amendment to the EWB Credit Facility with EWB. Under the second amendment, the date after which the amended provisions of the first amendment will revert back to their original terms was extended from July 31, 2016 to September 30, 2016 and the maturity date of the EWB Credit Facility was extended from April 29, 2016 to April 27, 2017.

The Company incurred costs of $278 in connection with obtaining the EWB Credit Facility, which the Company initially recorded as prepaid expenses and other assets on the Company’s consolidated balance sheets and amortized to interest expense over the initial life of the EWB Credit Facility. On April 21, 2016, the Company incurred additional costs of $200 in connection with the second amendment to the EWB Credit Facility, which the Company initially recorded as prepaid expenses and other assets on the Company’s consolidated balance sheets and amortizes to interest expense over the life of the EWB Credit Facility pursuant to the second amendment.

For the three and nine months ended September 30, 2016 and 2015, the components of interest expense, average borrowings, and weighted average interest rate for the EWB Credit Facility were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Amortization of deferred financing costs	$51	$70	$177	$116
Non-usage fee	46	47	147	77
Stated interest expense	44	36	44	69
Total interest expense	$141	$153	$368	$262
Weighted average interest rate(1)	8.62%	9.18%	18.25%	8.48%
Average borrowings	$4,109	$3,522	$1,380	$2,264

(1) Includes the stated interest expense and commitment fees on the unused portion of the EWB Credit Facility.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Note 9. Fair Value of Financial Instruments

The following table presents fair value measurements of the Company’s portfolio investments and TRS as of September 30, 2016 and December 31, 2015, according to the fair value hierarchy:

	September 30, 2016				December 31, 2015
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Senior secured first lien debt	$-	$-	$413,559	$413,559	$-	$-	$104,187	$104,187
Senior secured second lien debt	-	-	459,432	459,432	-	-	453,713	453,713
Collateralized securities and structured products - debt	-	-	36,940	36,940	-	-	41,663	41,663
Collateralized securities and structured products - equity	-	-	34,389	34,389	-	-	24,604	24,604
Unsecured debt	-	-	29,676	29,676	-	-	26,740	26,740
Equity	-	-	5,610	5,610	-	-	-	-
Short term investments	56,771	-	-	56,771	18,892	-	-	18,892
Total return swap	-	-	(18,074)	(18,074)	-	-	(34,900)	(34,900)
Total	$56,771	$-	$961,532	$1,018,303	$18,892	$-	$616,007	$634,899

The following tables provide a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three and nine months ended September 30, 2016 and 2015:

	Three Months Ended September 30, 2016
	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Collateralized Securities and Structured Products - Debt	Collateralized Securities and Structured Products - Equity	Unsecured Debt	Equity	Total Return Swap	Total
Beginning balance, June 30, 2016	$168,798	$431,875	$40,288	$34,397	$28,275	$72	$(27,601)	$676,104
Investments purchased	255,919	40,108	-	-	-	5,540	-	301,567
Net realized gain	153	226	-	-	-	-	8,188	8,567
Net change in unrealized appreciation (depreciation)	2,372	8,736	1,625	848	1,369	(2)	9,527	24,475
Accretion of discount	339	208	27	-	32	-	-	606
Sales and principal repayments	(14,022)	(21,721)	(5,000)	(856)	-	-	(8,188)	(49,787)
Ending balance, September 30, 2016	$413,559	$459,432	$36,940	$34,389	$29,676	$5,610	$(18,074)	$961,532
Change in net unrealized appreciation (depreciation) on investments still held as of September 30, 2016(1)	$1,987	$8,712	$1,625	$848	$1,369	$(2)	$9,868	$24,407

(1)

Included in net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations except where related to the total return swap, which is included in net change in unrealized appreciation (depreciation) on total return swap.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

	Nine Months Ended September 30, 2016
	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Collateralized Securities and Structured Products - Debt	Collateralized Securities and Structured Products - Equity	Unsecured Debt	Equity	Total Return Swap	Total
Beginning balance, December 31, 2015	$104,187	$453,713	$41,663	$24,604	$26,740	$-	$(34,900)	$616,007
Investments purchased	337,712	94,931	-	10,000	2,704	5,615	-	450,962
Net realized gain	268	799	-	-	11	-	23,799	24,877
Net change in unrealized appreciation (depreciation)	991	10,395	195	2,169	2,842	(5)	16,826	33,413
Accretion of discount	692	574	82	-	94	-	-	1,442
Sales and principal repayments	(30,291)	(100,980)	(5,000)	(2,384)	(2,715)	-	(23,799)	(165,169)
Ending balance, September 30, 2016	$413,559	$459,432	$36,940	$34,389	$29,676	$5,610	$(18,074)	$961,532
Change in net unrealized (depreciation) appreciation on investments still held as of September 30, 2016(1)	$(421)	$8,495	$135	$2,169	$2,842	$(5)	$14,399	$27,614

(1)

Included in net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations except where related to the total return swap, which is included in net change in unrealized appreciation (depreciation) on total return swap.

	Three Months Ended September 30, 2015
	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Collateralized Securities and Structured Products - Debt	Collateralized Securities and Structured Products - Equity	Unsecured Debt	Total Return Swap	Total
Beginning balance, June 30, 2015	$102,218	$393,641	$43,724	$32,926	$12,396	$(1,610)	$583,295
Investments purchased	12,988	82,280	-	-	19,820	-	115,088
Net realized gain	56	78	-	-	8	8,620	8,762
Net change in unrealized depreciation	(719)	(3,142)	(779)	(2,123)	(995)	(12,506)	(20,264)
Accretion of discount	120	93	28	(6)	24	-	259
Sales and principal repayments	(4,662)	(5,131)	-	(1,010)	(552)	(8,620)	(19,975)
Ending balance, September 30, 2015	$110,001	$467,819	$42,973	$29,787	$30,701	$(14,116)	$667,165
Change in net unrealized depreciation on investments still held as of September 30, 2015(1)	$(691)	$(3,065)	$(779)	$(2,123)	$(995)	$(12,164)	$(19,817)

(1)

Included in net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations except where related to the total return swap, which is included in net change in unrealized appreciation (depreciation) on total return swap.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

	Nine Months Ended September 30, 2015
	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Collateralized Securities and Structured Products - Debt	Collateralized Securities and Structured Products - Equity	Unsecured Debt	Total Return Swap	Total
Beginning balance, December 31, 2014	$69,204	$245,258	$27,965	$9,137	$-	$(4,409)	$347,155
Investments purchased	81,742	232,343	15,500	24,914	49,784	-	404,283
Net realized gain	443	74	-	-	200	23,742	24,459
Net change in unrealized depreciation	(841)	(731)	(573)	(1,991)	(1,191)	(9,707)	(15,034)
Accretion of discount	313	259	81	18	39	-	710
Sales and principal repayments	(40,860)	(9,384)	-	(2,291)	(18,131)	(23,742)	(94,408)
Ending balance, September 30, 2015	$110,001	$467,819	$42,973	$29,787	$30,701	$(14,116)	$667,165
Change in net unrealized depreciation on investments still held as of September 30, 2015(1)	$(827)	$(788)	$(573)	$(1,991)	$(1,191)	$(9,671)	$(15,041)

(1)

Included in net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations except where related to the total return swap, which is included in net change in unrealized appreciation (depreciation) on total return swap.

Significant Unobservable Inputs

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of investments as of September 30, 2016 and December 31, 2015 were as follows:

	September 30, 2016
	Fair Value	Valuation Techniques/ Methodologies	Unobservable Inputs	Range			Weighted Average(1)
Senior secured first lien debt	$363,983	Discounted Cash Flow	Discount Rates	6.5%	-	23.1%	13.8%
	49,576	Broker Quotes	Broker Quotes	N/A			N/A
Senior secured second lien debt	301,012	Discounted Cash Flow	Discount Rates	8.7%	-	19.0%	10.3%
	146,299	Broker Quotes	Broker Quotes	N/A			N/A
	12,121	Market Comparable Approach	EBITDA Multiple	9.94x	-	14.91x	10.68x
			Revenue Multiple	0.65x	-	0.85x	0.65x
Collateralized securities and structured products - debt	36,940	Discounted Cash Flow	Discount Rates	9.0%	-	12.7%	11.2%
Collateralized securities and structured products - equity	34,389	Discounted Cash Flow	Discount Rates	9.0%	-	18.0%	14.6%
Unsecured debt	29,676	Broker Quotes	Broker Quotes	N/A			N/A
Equity	5,540	Market Comparable Approach	EBITDA Multiple	3.50x	-	10.50x	6.52x
	70	Broker Quotes	Broker Quotes	N/A			N/A
Total return swap	(4,814)	Discounted Cash Flow	Discount Rates	5.6%	-	25.7%	8.3%
	(13,260)	Broker Quotes	Broker Quotes	N/A			N/A
Total	$961,532

(1)	Weighted average amounts are based on the estimated fair values.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

	December 31, 2015
	Fair Value	Valuation Techniques/ Methodologies	Unobservable Inputs	Range			Weighted Average(1)
Senior secured first lien debt	$58,715	Discounted Cash Flow	Discount Rates	7.3%	-	13.2%	8.9%
	45,472	Broker Quotes	Broker Quotes	N/A			N/A
Senior secured second lien debt	233,616	Discounted Cash Flow	Discount Rates	9.0%	-	11.7%	10.2%
	220,097	Broker Quotes	Broker Quotes	N/A			N/A
Collateralized securities and structured products - debt	41,663	Discounted Cash Flow	Discount Rates	9.0%	-	12.0%	11.1%
Collateralized securities and structured products - equity	24,604	Discounted Cash Flow	Discount Rates	16.0%	-	17.0%	16.5%
Unsecured debt	26,740	Broker Quotes	Broker Quotes	N/A			N/A
Total return swap	(3,991)	Discounted Cash Flow	Discount Rates	5.6%	-	28.7%	7.6%
	(30,909)	Broker Quotes	Broker Quotes	N/A			N/A
Total	$616,007

(1)	Weighted average amounts are based on the estimated fair values.

The significant unobservable inputs used in the fair value measurement of the Company’s senior secured first lien debt, senior secured second lien debt, collateralized securities and structured products, unsecured debt, equity, and total return swap are discount rates, EBITDA and revenue multiples, and broker quotes. A significant increase or decrease in discount rates would result in a significantly lower or higher fair value measurement, respectively. A significant increase or decrease in the EBITDA and revenue multiples and broker quotes would result in a significantly higher or lower fair value measurement, respectively.

Note 10. General and Administrative Expense

General and administrative expense consisted of the following items for the three and nine months ended September 30, 2016 and 2015:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Professional fees	$680	$286	$1,284	$802
Transfer agent expense	307	346	926	850
Dues and subscriptions	177	161	621	428
Printing and marketing expense	177	205	520	674
Due diligence fees	120	275	401	804
Valuation expense	125	88	350	218
Insurance expense	105	83	271	214
Director fees and expenses	69	80	207	218
Filing fees	5	40	12	472
Other expenses	127	102	352	307
Total general and administrative expense	$1,892	$1,666	$4,944	$4,987

Note 11. Commitments and Contingencies

The Company entered into certain contracts with other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to such indemnifications to be remote.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

As of September 30, 2016 and December 31, 2015, the Company’s unfunded commitments were as follows:

Unfunded Commitments	September 30, 2016(1)	December 31, 2015(1)
CCSLF(2)(3)	$40,000	$40,000
Studio Movie Grill Holdings, LLC(3)	4,127	1,069
Elemica Holdings, Inc.(3)	2,500	-
ABG Intermediate Holdings 2 LLC(3)	1,119	1,128
Ivy Hill Middle Market Credit Fund VIII, Ltd.(3)	1,111	-
American Media, Inc.(3)	770	-
ECI Acquisition Holdings, Inc.	-	1,207
Total	$49,627	$43,404

(1)	Unless otherwise noted, the funding criteria for these unfunded commitments had not been met at the date indicated.

(2)	See Note 6 for a further description of our investment in CCSLF.

(3)

As of November 7, 2016, the Company's unfunded commitments were to portfolio companies Studio Movie Grill Holdings, LLC, Elemica Holdings, Inc., ABG Intermediate Holdings 2 LLC, Ivy Hill Middle Market Credit Fund VIII, Ltd., and American Media, Inc. in the amount of $4,127, $2,500, $1,119, $1,111 and $830, respectively, and also included an unfunded commitment of $40,000 to CCSLF.

Unfunded commitments to provide funds to companies are not recorded on the Company’s consolidated balance sheets. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company.  The Company intends to use cash on hand, short term investments, proceeds from borrowings, and other liquid assets to fund these commitments should the need arise.  For information on the companies to which the Company is committed to fund additional amounts as of September 30, 2016 and December 31, 2015, refer to the table above and the consolidated schedules of investments.

The Company will fund its unfunded commitments from the same sources it uses to fund its investment commitments that are funded at the time they are made (i.e., advances from its credit facilities and/or cash flows from operations). The Company will not fund its unfunded commitments from future net proceeds generated by securities offerings. The Company follows a process to manage its liquidity and ensure that it has available capital to fund its unfunded commitments. Specifically, the Company prepares detailed analyses of the level of its unfunded commitments relative to its then available liquidity on a daily basis. These analyses are reviewed and discussed on a weekly basis by the Company’s executive officers and senior members of CIM (including members of the investment committee) and are updated on a “real time” basis in order to ensure that the Company has adequate liquidity to satisfy its unfunded commitments.

The Company does not include its unfunded capital commitment to CCSLF as a senior security for the asset coverage ratio, as the capital commitments cannot be drawn without an affirmative vote by one of the Company’s representatives on CCSLF’s board of managers.

Note 12. Fee Income

Fee income consists of commitment fees and amendment fees. The following table summarizes the Company’s fee income for the three and nine months ended September 30, 2016 and 2015:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Commitment fees	$42	$-	$293	$718
Amendment fees	112	64	156	87
Total	$154	$64	$449	$805

For the three and nine months ended September 30, 2016 and 2015, all fee income was non-recurring.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

Note 13. Financial Highlights

The following is a schedule of financial highlights as of and for the nine months ended September 30, 2016 and 2015:

	As of and for the	As of and for the
	Nine Months Ended	Nine Months Ended
	September 30, 2016	September 30, 2015
Per share data:(1)
Net asset value at beginning of period	$8.71	$9.22
Results of operations:
Net investment income(2)	0.30	0.20
Net realized gain and net change in unrealized depreciation on investments(3)	0.17	0.01
Net realized gain and net change in unrealized depreciation on total return swap	0.39	0.19
Net increase in net assets resulting from operations(3)	0.86	0.40
Shareholder distributions:
Distributions from net investment income	(0.30)	(0.20)
Distributions from net realized gains	(0.25)	(0.34)
Distributions in excess of net investment income(4)	-	(0.01)
Net decrease in net assets from shareholders' distributions	(0.55)	(0.55)
Capital share transactions:
Issuance of common stock above net asset value(5)	-	0.06
Repurchases of common stock(6)	-	-
Net increase in net assets resulting from capital share transactions	-	0.06
Net asset value at end of period	$9.02	$9.13
Shares of common stock outstanding at end of period	107,920,075	92,740,834
Total investment return-net asset value(7)	10.25%	4.94%
Net assets at beginning of period	$904,326	$496,389
Net assets at end of period	$973,191	$846,919
Average net assets	$922,031	$670,084

Ratio/Supplemental data:
Ratio of net investment income to average net assets(8)	3.47%	2.17%
Ratio of gross operating expenses to average net assets(9)	2.37%	3.15%
Ratio of expenses (before recoupment of expense support) to average net assets(10)	2.30%	2.53%
Ratio of net expense recoupments to average net assets(11)	0.07%	0.62%
Ratio of net operating expenses to average net assets	2.37%	3.15%
Portfolio turnover rate(12)	20.04%	14.03%
Asset coverage ratio(13)	2.85	2.67

(1)	The per share data for the nine months ended September 30, 2016 and 2015 was derived by using the weighted average shares of common stock outstanding during each period.

(2)

Net investment income per share includes expense recoupments to CIG of $0.01 and $0.06 per share for the nine months ended September 30, 2016 and 2015, respectively. There was no expense support from CIG or AIM for the nine months ended September 30, 2016 or 2015.

(3)

The amount shown for net realized gain and net change in unrealized depreciation on investments is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales and repurchases of the Company’s shares in relation to fluctuating market values for the portfolio. As a result, net increase in net assets resulting from operations in this schedule may vary from the consolidated statements of operations.

(4)

Distributions in excess of net investment income represent certain expenses, which are not deductible on a tax-basis.  Unearned capital gains incentive fees and certain offering expenses reduce GAAP basis net investment income, but do not reduce tax basis net investment income. These tax-related adjustments represent additional net investment income available for distribution for tax purposes.

CĪON Investment Corporation

Notes to Consolidated Financial Statements (unaudited)

September 30, 2016

(in thousands, except share and per share amounts)

(5)

The continuous issuance of shares of common stock may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of net asset value per share on each subscription closing date. The per share impact of the continuous issuance of shares of common stock was an increase to net asset value of less than $0.01 per share during the nine months ended September 30, 2016.

(6)

Repurchases of common stock may cause an incremental decrease in net asset value per share due to the repurchase of shares at a price in excess of net asset value per share on each repurchase date. The per share impact of repurchases of common stock was a decrease to net asset value of less than $0.01 per share during the nine months ended September 30, 2016 and 2015.

(7)

Total investment return-net asset value is a measure of the change in total value for shareholders who held the Company’s common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that monthly cash distributions are reinvested in accordance with the Company's distribution reinvestment plan then in effect as described in Note 5. The total investment return-net asset value does not consider the effect of the sales load from the sale of the Company’s common stock. The total investment return-net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full year are not annualized.

(8)

Excluding the recoupment of expense support to CIG during the period, the ratio of net investment income to average net assets would have been 3.54% and 2.79% for the nine months ended September 30, 2016 and 2015, respectively.

(9)	Ratio of gross operating expenses to average net assets does not include expense support provided by CIG and/or AIM, if any.

(10)	The ratio of gross expense recoupments to CIG to average net assets for the nine months ended September 30, 2016 and 2015 was (0.07%) and (0.62%), respectively.

(11)

In order to record an obligation to reimburse CIG for expense support provided, the ratio of gross operating expenses to average net assets, when considering the recoupment, in the period in which recoupment is sought cannot exceed the ratio of gross operating expenses to average net assets for the period when the expense support was provided. For purposes of this calculation, gross operating expenses include all expenses borne by the Company, except for offering and organizational costs, base management fees, incentive fees, administrative services expenses, other general and administrative expenses owed to CIM and its affiliates and interest expense. For the nine months ended September 30, 2016 and 2015, the ratio of gross operating expenses to average net assets, when considering recoupment to CIG, was 0.43% and 0.52%, respectively.

(12)

Portfolio turnover rate is calculated using the lesser of year-to-date sales or purchases over the average of the invested assets at fair value, excluding short term investments, and is not annualized.

(13)

Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period (excluding unfunded commitments), divided by (ii) total senior securities outstanding at the end of the period. For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treats the outstanding TRS notional amount at the end of the period, less the total amount of cash collateral posted by Flatiron under the TRS, as well as unfunded commitments (as of September 30, 2015 only), as senior securities.  The Company does not include its unfunded capital commitment to CCSLF as a senior security for the asset coverage ratio, as the capital commitment cannot be drawn without an affirmative vote by one of the Company's representatives on CCSLF's board of managers.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

As used in this Quarterly Report on Form 10-Q, “we,” “us,” “our” or similar terms include CĪON Investment Corporation and its consolidated subsidiaries.

The following discussion should be read in conjunction with our unaudited consolidated financial statements and related notes appearing elsewhere in this Quarterly Report on Form 10-Q and the audited consolidated financial statements and related notes included in our Annual Report on Form 10-K for the year ended December 31, 2015. In addition to historical information, the following discussion and other parts of this Quarterly Report on Form 10-Q contain forward-looking information that involves risks and uncertainties. Amounts and percentages presented herein may have been rounded for presentation and all dollar amounts, excluding share and per share amounts, are presented in thousands unless otherwise noted.

Forward-Looking Statements

Some of the statements within this Quarterly Report on Form 10-Q constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this Quarterly Report on Form 10-Q may include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our current and expected financings and investments;
•	the adequacy of our cash resources, financing sources and working capital;
•	the use of borrowed money to finance a portion of our investments;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	our contractual arrangements and relationships with third parties;
•	the actual and potential conflicts of interest with CIM and Apollo and their respective affiliates;
•	the ability of CIM and AIM to locate suitable investments for us and the ability of CIM to monitor and administer our investments;
•	the ability of CIM and AIM and their respective affiliates to attract and retain highly talented professionals;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the effects of a changing interest rate environment;
•	our ability to source favorable private investments;
•	our tax status;
•	the effect of changes to tax legislation and our tax position;
•	the tax status of the companies in which we invest; and
•	the timing and amount of distributions and dividends from the companies in which we invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Quarterly Report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” in Item 1A of Part II of this Quarterly Report on Form 10-Q. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements on information available to us on the date of this Quarterly Report on Form 10-Q. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to review any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this Quarterly Report on Form 10-Q are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Overview

We were incorporated under the general corporation laws of the State of Maryland on August 9, 2011 and commenced operations on December 17, 2012 upon raising proceeds of $2,500 from persons not affiliated with us, CIM or Apollo. We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We elected to be treated for federal income tax purposes as a RIC, as defined under Subchapter M of the Code.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. Our portfolio is comprised primarily of investments in senior secured debt, including first lien loans, second lien loans and unitranche loans, and, to a lesser extent, collateralized securities, structured products and other similar securities, unsecured debt, including corporate bonds and long-term subordinated loans, referred to as mezzanine loans, and equity of private and thinly traded U.S. middle-market companies. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor.

We are managed by CIM, our affiliate and a registered investment adviser. CIM oversees the management of our activities and is responsible for making investment decisions for our portfolio. We and CIM have engaged AIM to act as our investment sub-adviser. On November 1, 2016, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the investment advisory agreement with CIM and the investment sub-advisory agreement with AIM, each for a period of twelve months commencing December 17, 2016.

We seek to meet our investment objective by utilizing the experienced management teams of both CIM and AIM, which includes their access to the relationships and human capital of Apollo, CIG and ICON Capital, in sourcing, evaluating and structuring transactions, as well as monitoring and servicing our investments. We focus primarily on the senior secured debt of private and thinly-traded U.S. middle-market companies, which we define as companies that generally possess annual EBITDA of $50 million or less, with experienced management teams, significant free cash flow, strong competitive positions and potential for growth.

Revenue

We primarily generate revenue in the form of interest income on the debt securities that we hold and capital gains on debt or other equity interests that we acquire in portfolio companies. The majority of our senior debt investments bear interest at a floating rate. Interest on debt securities is generally payable quarterly or monthly. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued, but unpaid, interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees generated in connection with our investments will be recognized when earned.

Operating Expenses

Our primary operating expenses are the payment of advisory fees and other expenses under the investment advisory and administration agreements. Our investment advisory fee compensates CIM for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. CIM is responsible for compensating AIM for its services pursuant to the investment sub-advisory agreement. We bear all other expenses of our operations and transactions.

Portfolio Investment Activity for the Three Months Ended September 30, 2016 and 2015

The following table summarizes our investment activity, excluding short term investments, for the three months ended September 30, 2016 and 2015:

	Three Months Ended September 30,
	2016			2015
Net Investment Activity	Investment Portfolio	Total Return Swap	Total	Investment Portfolio	Total Return Swap	Total
Purchases and drawdowns
Senior secured first lien debt	$255,919	$211	$256,130	$12,988	$78,669	$91,657
Senior secured second lien debt	40,108	-	40,108	82,280	12,308	94,588
Collateralized securities and structured products - debt	-	-	-	-	-	-
Collateralized securities and structured products - equity	-	-	-	-	-	-
Unsecured debt	-	-	-	19,820	-	19,820
Equity	5,540	-	5,540	-	-	-
Sales and principal repayments	(41,599)	(245,657)	(287,256)	(11,355)	(66,933)	(78,288)
Net portfolio activity	$259,968	$(245,446)	$14,522	$103,733	$24,044	$127,777

The following table summarizes the composition of our investment portfolio at amortized cost and fair value and our underlying TRS loans portfolio at notional amount and fair value as of September 30, 2016 and December 31, 2015:

	September 30, 2016
	Investment Portfolio			Total Return Swap			Total
	Investments Amortized Cost(1)	Investments Fair Value	Percentage of Investment Portfolio	Notional Amount of Underlying TRS Loans	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Amortized Cost/ Notional Amount(1)	Fair Value	Percentage
Senior secured first lien debt	$414,528	$413,559	42.2%	$390,188	$378,571	88.4%	$804,716	$792,130	56.3%
Senior secured second lien debt	464,223	459,432	46.9%	56,100	49,643	11.6%	520,323	509,075	36.2%
Collateralized securities and structured products - debt	39,443	36,940	3.8%	-	-	-	39,443	36,940	2.6%
Collateralized securities and structured products - equity	38,800	34,389	3.5%	-	-	-	38,800	34,389	2.4%
Unsecured debt	29,647	29,676	3.0%	-	-	-	29,647	29,676	2.1%
Equity	5,615	5,610	0.6%	-	-	-	5,615	5,610	0.4%
Subtotal/total percentage	992,256	979,606	100.0%	446,288	428,214	100.0%	1,438,544	1,407,820	100.0%
Short term investments(2)	56,771	56,771		-	-		56,771	56,771
Total investments	$1,049,027	$1,036,377		$446,288	$428,214		$1,495,315	$1,464,591

Number of portfolio companies			102			54			143(3)
Average annual EBITDA of portfolio companies		$56.8 million			$197.3 million			$103.0 million
Median annual EBITDA of portfolio companies		$43.4 million			$79.7 million			$56.0 million
Purchased at a weighted average price of par			95.85%			98.94%			96.79%
Gross annual portfolio yield based upon the purchase price(4)			9.90%			6.72%(5)			8.91%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on our investments.

(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

(3)

The sum of investment portfolio and TRS portfolio companies does not equal the total number of portfolio companies. This is due to 13 portfolio companies being in both the investment and TRS portfolios.

(4)

The gross annual portfolio yield does not represent and may be higher than an actual investment return to shareholders because it excludes our expenses and all sales commissions and dealer manager fees.

(5)	The gross annual portfolio yield for underlying TRS loans is determined without giving consideration to leverage.

	December 31, 2015
	Investment Portfolio			Total Return Swap			Total
	Investments Amortized Cost(1)	Investments Fair Value	Percentage of Investment Portfolio	Notional Amount of Underlying TRS Loans	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Amortized Cost/ Notional Amount(1)	Fair Value	Percentage
Senior secured first lien debt	$106,147	$104,187	16.0%	$661,055	$634,597	92.9%	$767,202	$738,784	55.4%
Senior secured second lien debt	468,899	453,713	69.7%	56,970	48,528	7.1%	525,869	502,241	37.7%
Collateralized securities and structured products - debt	44,361	41,663	6.4%	-	-	-	44,361	41,663	3.1%
Collateralized securities and structured products - equity	31,184	24,604	3.8%	-	-	-	31,184	24,604	1.8%
Unsecured debt	29,553	26,740	4.1%	-	-	-	29,553	26,740	2.0%
Subtotal/total percentage	680,144	650,907	100.0%	718,025	683,125	100.0%	1,398,169	1,334,032	100.0%
Short term investments(2)	18,892	18,892		-	-		18,892	18,892
Total investments	$699,036	$669,799		$718,025	$683,125		$1,417,061	$1,352,924

Number of portfolio companies			82			87			142(3)
Average annual EBITDA of portfolio companies		$80.4 million			$266.4 million			$181.1 million
Median annual EBITDA of portfolio companies		$64.2 million			$91.0 million			$74.9 million
Purchased at a weighted average price of par			97.16%			99.02%			98.10%
Gross annual portfolio yield based upon the purchase price(4)			9.42%			6.47%(5)			7.91%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on our investments.

(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

(3)

The sum of investment portfolio and TRS portfolio companies does not equal the total number of portfolio companies. This is due to 27 portfolio companies being in both the investment and TRS portfolios.

(4)

The gross annual portfolio yield does not represent and may be higher than an actual investment return to shareholders because it excludes our expenses and all sales commissions and dealer manager fees.

(5)	The gross annual portfolio yield for underlying TRS loans is determined without giving consideration to leverage.

The following table summarizes the composition of our investment portfolio and our underlying TRS loans portfolio by the type of interest rate as of September 30, 2016 and December 31, 2015, excluding short term investments of $56,771 and $18,892, respectively:

	September 30, 2016
	Investment Portfolio			Total Return Swap			Total
Interest Rate Allocation	Investments Amortized Cost	Investments Fair Value	Percentage of Investment Portfolio	Notional Amount of Underlying TRS Loans	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Amortized Cost/ Notional Amount	Fair Value	Percentage
Floating interest rate investments	$887,019	$878,211	89.6%	$446,288	$428,214	100.0%	$1,333,307	$1,306,425	92.8%
Fixed interest rate investments	60,822	61,396	6.3%	-	-	-	60,822	61,396	4.4%
Other income producing investments	38,800	34,389	3.5%	-	-	-	38,800	34,389	2.4%
Non-income producing equity	5,615	5,610	0.6%	-	-	-	5,615	5,610	0.4%
Total investments	$992,256	$979,606	100.0%	$446,288	$428,214	100.0%	$1,438,544	$1,407,820	100.0%

	December 31, 2015
	Investment Portfolio			Total Return Swap			Total
Interest Rate Allocation	Investments Amortized Cost	Investments Fair Value	Percentage of Investment Portfolio	Notional Amount of Underlying TRS Loans	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Amortized Cost/ Notional Amount	Fair Value	Percentage
Floating interest rate investments	$606,286	$585,873	90.0%	$718,025	$683,125	100.0%	$1,324,311	$1,268,998	95.1%
Fixed interest rate investments	42,674	40,430	6.2%	-	-	-	42,674	40,430	3.0%
Other income producing investments	31,184	24,604	3.8%	-	-	-	31,184	24,604	1.9%
Total investments	$680,144	$650,907	100.0%	$718,025	$683,125	100.0%	$1,398,169	$1,334,032	100.0%

The following table shows the composition of our investment portfolio and our underlying TRS loans portfolio by industry classification and the percentage, by fair value, of the total assets in such industries as of September 30, 2016 and December 31, 2015:

	September 30, 2016
	Investment Portfolio		Total Return Swap		Total
Industry Classification	Investments Fair Value	Percentage of Investment Portfolio	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Fair Value	Percentage
High Tech Industries	$207,737	21.2%	$60,089	14.0%	$267,826	19.0%
Services: Business	136,037	13.9%	67,569	15.8%	203,606	14.5%
Healthcare & Pharmaceuticals	91,846	9.4%	81,228	19.0%	173,074	12.3%
Diversified Financials	71,329	7.3%	-	-	71,329	5.1%
Chemicals, Plastics & Rubber	39,350	4.0%	25,296	5.9%	64,646	4.6%
Media: Advertising, Printing & Publishing	55,029	5.6%	7,630	1.8%	62,659	4.4%
Construction & Building	46,730	4.8%	14,146	3.3%	60,876	4.3%
Retail	18,339	1.9%	32,158	7.5%	50,497	3.6%
Hotel, Gaming & Leisure	29,072	3.0%	20,907	4.9%	49,979	3.5%
Banking, Finance, Insurance & Real Estate	34,497	3.5%	13,215	3.1%	47,712	3.4%
Telecommunications	32,407	3.3%	11,910	2.8%	44,317	3.1%
Beverage, Food & Tobacco	43,593	4.4%	-	-	43,593	3.1%
Automotive	38,844	4.0%	-	-	38,844	2.8%
Services: Consumer	9,493	1.0%	25,926	6.0%	35,419	2.5%
Media: Diversified & Production	25,507	2.6%	7,251	1.7%	32,758	2.3%
Aerospace & Defense	21,882	2.2%	5,789	1.3%	27,671	2.0%
Media: Broadcasting & Subscription	10,016	1.0%	10,954	2.6%	20,970	1.5%
Capital Equipment	19,244	1.9%	-	-	19,244	1.4%
Consumer Goods: Durable	1,000	0.1%	15,861	3.7%	16,861	1.2%
Energy: Oil & Gas	11,445	1.2%	4,398	1.0%	15,843	1.1%
Metals & Mining	10,821	1.1%	3,122	0.7%	13,943	1.0%
Forest Products & Paper	-	-	12,642	3.0%	12,642	0.9%
Energy: Electricity	12,438	1.3%	-	-	12,438	0.9%
Consumer Goods: Non-Durable	10,265	1.0%	-	-	10,265	0.7%
Containers, Packaging & Glass	-	-	8,123	1.9%	8,123	0.6%
Environmental Industries	2,685	0.3%	-	-	2,685	0.2%
Subtotal/total percentage	979,606	100.0%	428,214	100.0%	1,407,820	100.0%
Short term investments	56,771		-		56,771
Total investments	$1,036,377		$428,214		$1,464,591

	December 31, 2015
	Investment Portfolio		Total Return Swap		Total
Industry Classification	Investments Fair Value	Percentage of Investment Portfolio	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Fair Value	Percentage
Services: Business	$124,412	19.1%	$94,924	13.9%	$219,336	16.4%
Healthcare & Pharmaceuticals	54,122	8.3%	121,889	17.8%	176,011	13.2%
High Tech Industries	86,848	13.3%	77,663	11.4%	164,511	12.3%
Diversified Financials	66,267	10.2%	-	-	66,267	5.0%
Chemicals, Plastics & Rubber	27,161	4.2%	37,270	5.5%	64,431	4.8%
Banking, Finance, Insurance & Real Estate	32,224	5.0%	31,160	4.6%	63,384	4.8%
Beverage, Food & Tobacco	62,314	9.6%	-	-	62,314	4.7%
Construction & Building	24,099	3.7%	35,443	5.2%	59,542	4.5%
Hotel, Gaming & Leisure	26,839	4.1%	32,079	4.7%	58,918	4.4%
Retail	8,623	1.4%	49,276	7.2%	57,899	4.3%
Telecommunications	9,148	1.4%	29,943	4.4%	39,091	2.9%
Services: Consumer	13,154	2.0%	25,003	3.7%	38,157	2.9%
Forest Products & Paper	-	-	32,697	4.8%	32,697	2.5%
Media: Advertising, Printing & Publishing	24,627	3.8%	7,740	1.1%	32,367	2.4%
Consumer Goods: Durable	-	-	28,803	4.2%	28,803	2.2%
Media: Broadcasting & Subscription	9,952	1.5%	16,642	2.4%	26,594	2.0%
Consumer Goods: Non-Durable	13,974	2.1%	12,347	1.8%	26,321	2.0%
Automotive	19,766	3.0%	5,100	0.8%	24,866	1.9%
Media: Diversified & Production	10,153	1.6%	14,287	2.1%	24,440	1.8%
Containers, Packaging & Glass	11,851	1.8%	8,366	1.2%	20,217	1.5%
Energy: Electricity	13,677	2.1%	2,194	0.3%	15,871	1.2%
Aerospace & Defense	-	-	13,975	2.0%	13,975	1.0%
Energy: Oil & Gas	6,274	1.0%	3,286	0.5%	9,560	0.7%
Metals & Mining	-	-	3,038	0.4%	3,038	0.2%
Environmental Industries	2,850	0.4%	-	-	2,850	0.2%
Capital Equipment	2,572	0.4%	-	-	2,572	0.2%
Subtotal/total percentage	650,907	100.0%	683,125	100.0%	1,334,032	100.0%
Short term investments	18,892		-		18,892
Total investments	$669,799		$683,125		$1,352,924

Except for CCSLF, we do not “control” and are not an “affiliate” of any of our portfolio companies or any of the companies of the loans underlying the TRS, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company or issuer if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company or issuer if we owned 5% or more of its voting securities.

Our investment portfolio may contain senior secured investments that are in the form of lines of credit, revolving credit facilities, or unfunded commitments, which may require us to provide funding when requested in accordance with the terms of the underlying agreements. As of September 30, 2016 and December 31, 2015, our unfunded commitments amounted to $49,627 and $43,404, respectively. As of November 7, 2016, our unfunded commitments amounted to $49,687. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for us. For additional information on our unfunded commitments, refer to Note 11 to our consolidated financial statements included in this report.

Investment Portfolio Asset Quality

CIM uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. These ratings are just one of several factors that CIM uses to monitor our portfolio, are not in and of themselves determinative of fair value or revenue recognition and are presented for indicative purposes. CIM rates the credit risk of all investments on a scale of 1 to 5 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors.

The following is a description of the conditions associated with each investment rating used in this ratings system:

Investment Rating	Description
1

Indicates the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit.

2

Indicates a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing in accordance with our analysis of its business and the full return of principal and interest or dividend is expected.

3

Indicates that the risk to our ability to recoup the cost of such investment has increased since origination or acquisition, but full return of principal and interest or dividend is expected. A portfolio company with an investment rating of 3 requires closer monitoring.

4

Indicates that the risk to our ability to recoup the cost of such investment has increased significantly since origination or acquisition, including as a result of factors such as declining performance and noncompliance with debt covenants, and we expect some loss of interest, dividend or capital appreciation, but still expect an overall positive internal rate of return on the investment.

5

Indicates that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition and the portfolio company likely has materially declining performance. Loss of interest or dividend and some loss of principal investment is expected, which would result in an overall negative internal rate of return on the investment.

For investments rated 3, 4, or 5, CIM enhances its level of scrutiny over the monitoring of such portfolio company.

The following table summarizes the composition of our investment portfolio and our underlying TRS loans portfolio based on the 1 to 5 investment rating scale at fair value as of September 30, 2016 and December 31, 2015, excluding short term investments of $56,771 and $18,892, respectively:

	September 30, 2016
	Investment Portfolio		Total Return Swap		Total
Investment Rating	Investments Fair Value	Percentage of Investment Portfolio	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Fair Value	Percentage
1	$-	-	$-	-	$-	-
2	915,263	93.4%	381,276	89.0%	1,296,539	92.1%
3	59,822	6.1%	44,552	10.4%	104,374	7.4%
4	4,521	0.5%	-	-	4,521	0.3%
5	-	-	2,386	0.6%	2,386	0.2%
	$979,606	100.0%	$428,214	100.0%	$1,407,820	100.0%

	December 31, 2015
	Investment Portfolio		Total Return Swap		Total
Investment Rating	Investments Fair Value	Percentage of Investment Portfolio	Fair Value of Underlying TRS Loans	Percentage of Underlying TRS Loans	Fair Value	Percentage
1	$-	-	$-	-	$-	-
2	624,097	95.9%	652,073	95.5%	1,276,170	95.7%
3	24,180	3.7%	23,047	3.4%	47,227	3.5%
4	2,630	0.4%	6,845	1.0%	9,475	0.7%
5	-	-	1,160	0.1%	1,160	0.1%
	$650,907	100.0%	$683,125	100.0%	$1,334,032	100.0%

The amount of the investment portfolio and underlying TRS loans in each rating category may vary substantially from period to period resulting primarily from changes in the composition of each portfolio as a result of new investment, repayment and exit activities. In addition, changes in the rating of investments may be made to reflect our expectation of performance and changes in investment values.

Current Investment Portfolio

As of November 7, 2016, our investment portfolio, excluding our short term investments and TRS, consisted of interests in 100 portfolio companies (43% in senior secured first lien debt, 46% in senior secured second lien debt, 7% in collateralized securities and structured products (comprised of 2% invested in rated debt, 2% invested in non-rated debt and 3% invested in non-rated equity of such securities and products), 3% in unsecured debt and 1% in equity) with a total fair value of $971,967 with an average and median portfolio company annual EBITDA of $54.7 million and $43.4 million, respectively, at initial investment. As of November 7, 2016, investments in our portfolio, excluding our short term investments and TRS, were purchased at a weighted average price of 95.84% of par value. Our estimated gross annual portfolio yield was 9.91% based upon the purchase price of such investments. The estimated gross portfolio yield does not represent and may be higher than an actual investment return to shareholders because it excludes our expenses and all sales commissions and dealer manager fees. For the nine months ended September 30, 2016, our total investment return-net asset value was 10.25%. Total investment return-net asset value does not represent and may be higher than an actual investment return to shareholders because it excludes all sales commissions and dealer manager fees. Total investment return-net asset value is a measure of the change in total value for shareholders who held our common stock at the beginning and end of the period, including distributions paid or payable during the period, and is described further in Note 13 of our consolidated financial statements.

As of November 7, 2016, our only short term investment was an investment in a U.S. Treasury Obligations Fund of $93,893.

Further, as of November 7, 2016, through a TRS (described further in Note 7 of our consolidated financial statements), we obtained the economic benefit of owning investments in first and second lien senior secured floating-rate loans of 52 portfolio companies. We also held one credit default swap with a notional amount of €22,000 and a fair value of $167 as of November 7, 2016.

Results of Operations for the Three Months Ended September 30, 2016 and 2015

                Our results of operations for the three months ended September 30, 2016 and 2015 were as follows:

	Three Months Ended September 30,
	2016	2015
Investment income	$18,733	$14,833
Net operating expenses	8,038	6,921
Net investment income	10,695	7,912
Net realized gain on investments	379	142
Net change in unrealized appreciation (depreciation) on investments	14,948	(7,758)
Net realized gain on total return swap	8,188	8,620
Net change in unrealized appreciation (depreciation) on total return swap	9,527	(12,506)
Net increase (decrease) in net assets resulting from operations	$43,737	$(3,590)

Investment Income

For the three months ended September 30, 2016 and 2015, we generated investment income of $18,733 and $14,833, respectively, consisting primarily of interest income on investments in senior secured debt, collateralized securities, structured products, and unsecured debt of 108 and 86 portfolio companies held during each respective period. Our average investment portfolio size, excluding short term investments and the TRS, increased $208,563, from $633,093 for the three months ended September 30, 2015 to $841,656 for the three months ended September 30, 2016, as we continued to deploy the net proceeds from our follow-on continuous public offering and the net proceeds from our borrowings. We expect our investment portfolio to continue to grow due to the anticipated equity available to us for investment from our follow-on continuous public offering, which commenced on January 25, 2016, and proceeds from our borrowings. As a result, we believe that reported investment income for the three months ended September 30, 2016 and 2015 is not representative of our stabilized or future performance. Interest income earned by loans underlying the TRS is not included in investment income in the consolidated statements of operations, but rather it is recorded as part of net realized gain on total return swap.

Operating Expenses

The composition of our operating expenses for the three months ended September 30, 2016 and 2015 was as follows:

	Three Months Ended September 30,
	2016	2015
Management fees	$5,187	$4,146
Administrative services expense	425	409
Capital gains incentive fee	-	(1,211)
General and administrative	1,892	1,666
Interest expense	534	153
Total operating expenses	8,038	5,163
Recoupment of expense support from CIG	-	1,758
Net operating expenses	$8,038	$6,921

The composition of our general and administrative expenses for the three months ended September 30, 2016 and 2015 was as follows:

	Three Months Ended September 30,
	2016	2015
Professional fees	$680	$286
Transfer agent expense	307	346
Dues and subscriptions	177	161
Printing and marketing expense	177	205
Valuation expense	125	88
Due diligence fees	120	275
Insurance expense	105	83
Director fees and expenses	69	80
Filing fees	5	40
Other expenses	127	102
Total general and administrative expense	$1,892	$1,666

Expense Support and Recoupment of Expense Support

Our affiliate, CIG, agreed to provide expense support to us commencing with the quarter ended December 31, 2012 for certain expenses pursuant to the expense support and conditional reimbursement agreement. On December 16, 2015, we further amended and restated the expense support and conditional reimbursement agreement for purposes of including AIM as a party to the expense support and conditional reimbursement agreement and extending the termination date from December 31, 2015 to December 31, 2016. Commencing with the quarter beginning January 1, 2016, CIG and AIM each agrees to provide expense support to us for 50% of certain expenses pursuant to the second amended and restated expense support and conditional reimbursement agreement. Refer to Note 4 to our consolidated financial statements for further details about the second amended and restated expense support and conditional reimbursement agreement and additional disclosure regarding expense support from CIG and AIM.

For the three months ended September 30, 2016, CIG and AIM did not provide any expense support or recoup any previously provided expense support. For the three months ended September 30, 2015, CIG did not provide any expense support and recouped $1,758 of expense support made during the three months ended September 30, 2013, December 31, 2013 and March 31, 2014 in connection with the expense support and conditional reimbursement agreement.

Recoupment of such support will be determined as appropriate to meet the objectives of the second amended and restated expense support and conditional reimbursement agreement. As a result, we may or may not be requested to reimburse CIG and AIM for any expense support that may be received from CIG and AIM in the future.

Net Investment Income

Our net investment income totaled $10,695 and $7,912 for the three months ended September 30, 2016 and 2015, respectively. The increase in net investment income was primarily due to an increase in the size of our investment portfolio relative to our expenses as we continued to achieve economies of scale due to proceeds received from our continuous public offerings and our credit facilities.

Net Realized Gain on Investments

Our net realized gain on investments totaled $379 and $142 for the three months ended September 30, 2016 and 2015, respectively. The increase in net realized gain on investments was mainly due to an increase in principal repayment activity during the three months ended September 30, 2016 compared to the three months ended September 30, 2015. During the three months ended September 30, 2016, we received sale proceeds of $2,047 and principal repayments of $39,552, resulting in net realized gains of $379. For the three months ended September 30, 2015, we received sale proceeds of $8,046 and principal repayments of $3,309, resulting in net realized gains of $142.

Net Change in Unrealized Appreciation (Depreciation) on Investments

The net change in unrealized appreciation (depreciation) on our investments totaled $14,948 and ($7,758) for the three months ended September 30, 2016 and 2015, respectively. This change was predominantly driven by a tightening of credit spreads during the three months ended September 30, 2016 that positively impacted the fair value of certain investments compared to a widening of credit spreads during the three months ended September 30, 2015 that negatively impacted the fair value of certain investments.

Net Realized Gain on TRS

Our net realized gain on the TRS totaled $8,188 and $8,620 for the three months ended September 30, 2016 and 2015, respectively. The components of net realized gain on the TRS are summarized below:

	Three Months Ended September 30,
	2016	2015
Interest and other income from TRS portfolio	$9,426	$10,886
Interest and other expense from TRS portfolio	(3,265)	(2,743)
Net gain on TRS loan sales	2,027	477
Total	$8,188	$8,620

Net Change in Unrealized Appreciation (Depreciation) on TRS

The net change in unrealized appreciation (depreciation) on the TRS totaled $9,527 and ($12,506) for the three months ended September 30, 2016 and 2015, respectively. This change was predominantly driven by a tightening of credit spreads during the three months ended September 30, 2016 that positively impacted the fair value of certain loans underlying the TRS compared to a widening of credit spreads during the three months ended September 30, 2015 that negatively impacted the fair value of certain loans underlying the TRS.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended September 30, 2016, we recorded a net increase in net assets resulting from operations of $43,737 compared to a net decrease in net assets resulting from operations of ($3,590) for the three months ended September 30, 2015 as a result of our operating activity for the respective periods.

Results of Operations for the Nine Months Ended September 30, 2016 and 2015

                Our results of operations for the nine months ended September 30, 2016 and 2015 were as follows:

	Nine Months Ended September 30,
	2016	2015
Investment income	$53,834	$35,665
Net operating expenses	21,834	21,116
Net investment income	32,000	14,549
Net realized gain on investments	1,078	717
Net change in unrealized appreciation (depreciation) on investments	16,587	(5,327)
Net realized gain on total return swap	23,799	23,742
Net change in unrealized appreciation (depreciation) on total return swap	16,826	(9,707)
Net increase in net assets resulting from operations	$90,290	$23,974

Investment Income

For the nine months ended September 30, 2016 and 2015, we generated investment income of $53,834 and $35,665, respectively, consisting primarily of interest income on investments in senior secured debt, collateralized securities, structured products, and unsecured debt of 120 and 87 portfolio companies held during each respective period. Our average investment portfolio size, excluding short term investments and the TRS, increased $298,834, from $516,423 for the nine months ended September 30, 2015 to $815,257 for the nine months ended September 30, 2016, as we continued to deploy the net proceeds from our follow-on continuous public offering and the net proceeds from our borrowings. We expect our investment portfolio to continue to grow due to the anticipated equity available to us for investment from our follow-on continuous public offering, which commenced on January 25, 2016, and proceeds from our borrowings. As a result, we believe that reported investment income for the nine months ended September 30, 2016 and 2015 is not representative of our stabilized or future performance. Interest income earned by loans underlying the TRS is not included in investment income in the consolidated statements of operations, but rather it is recorded as part of net realized gain on total return swap.

Operating Expenses

The composition of our operating expenses for the nine months ended September 30, 2016 and 2015 was as follows:

	Nine Months Ended September 30,
	2016	2015
Management fees	$14,311	$10,397
Administrative services expense	1,151	1,283
General and administrative	4,944	4,987
Interest expense	761	262
Total operating expenses	21,167	16,929
Recoupment of expense support from CIG	667	4,187
Net operating expenses	$21,834	$21,116

The composition of our general and administrative expenses for the nine months ended September 30, 2016 and 2015 was as follows:

	Nine Months Ended September 30,
	2016	2015
Professional fees	$1,284	$802
Transfer agent expense	926	850
Dues and subscriptions	621	428
Printing and marketing expense	520	674
Due diligence fees	401	804
Valuation expense	350	218
Insurance expense	271	214
Director fees and expenses	207	218
Filing fees	12	472
Other expenses	352	307
Total general and administrative expense	$4,944	$4,987

Expense Support and Recoupment of Expense Support

For the nine months ended September 30, 2016, CIG and AIM did not provide any expense support. For the nine months ended September 30, 2016, CIG recouped $667 of expense support made during the three months ended December 31, 2014 in connection with the expense support and conditional reimbursement agreement. For the nine months ended September 30, 2015, CIG did not provide any expense support and recouped $4,187 of expense support made during the three months ended March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013, and March 31, 2014 in connection with the expense support and conditional reimbursement agreement.

Refer to Note 4 to our consolidated financial statements for further details regarding expense support from CIG and AIM.

Net Investment Income

Our net investment income totaled $32,000 and $14,549 for the nine months ended September 30, 2016 and 2015, respectively. The increase in net investment income was primarily due to an increase in the size of our investment portfolio relative to our expenses as we continued to achieve economies of scale due to the proceeds from our continuous public offerings and our credit facilities.

Net Realized Gain on Investments

Our net realized gain on investments totaled $1,078 and $717 for the nine months ended September 30, 2016 and 2015, respectively. The increase in net realized gain on investments was mainly due to an increase in sale and principal repayment activity during the nine months ended September 30, 2016 compared to the nine months ended September 30, 2015. During the nine months ended September 30, 2016, we received sale proceeds of $14,462 and principal repayments of $126,908, resulting in net realized gains of $1,078. For the nine months ended September 30, 2015, we received sale proceeds of $63,847 and principal repayments of $6,819, resulting in net realized gains of $717.

Net Change in Unrealized Appreciation (Depreciation) on Investments

The net change in unrealized appreciation (depreciation) on our investments totaled $16,587 and ($5,327) for the nine months ended September 30, 2016 and 2015, respectively. This change was driven primarily by a greater degree of credit spread tightening during the nine months ended September 30, 2016 that positively impacted the fair value of certain investments compared to the nine months ended September 30, 2015.

Net Realized Gain on TRS

Our net realized gain on the TRS totaled $23,799 and $23,742 for the nine months ended September 30, 2016 and 2015, respectively. The components of net realized gain on the TRS are summarized below:

	Nine Months Ended September 30,
	2016	2015
Interest and other income from TRS portfolio	$32,693	$29,255
Interest and other expense from TRS portfolio	(10,307)	(7,258)
Net gain on TRS loan sales	1,413	1,745
Total	$23,799	$23,742

Net Change in Unrealized Appreciation (Depreciation) on TRS

The net change in unrealized appreciation (depreciation) on the TRS totaled $16,826 and ($9,707) for the nine months ended September 30, 2016 and 2015, respectively. This change was driven primarily by a greater degree of credit spread tightening during the nine months ended September 30, 2016 that positively impacted the fair value of certain loans underlying the TRS compared to the nine months ended September 30, 2015.

Net Increase in Net Assets Resulting from Operations

For the nine months ended September 30, 2016 and 2015, we recorded a net increase in net assets resulting from operations of $90,290 and $23,974, respectively, as a result of our operating activity for the respective periods.

 Net Asset Value per Share, Annual Investment Return and Total Return Since Inception

Our net asset value per share was $9.02 and $8.71 on September 30, 2016 and December 31, 2015, respectively. After considering (i) the overall changes in net asset value per share, (ii) paid distributions of approximately $0.5487 per share during the nine months ended September 30, 2016, and (iii) the assumed reinvestment of those distributions in accordance with our distribution reinvestment plan then in effect, the total investment return was 10.25% for the nine month period ended September 30, 2016. Total investment return-net asset value does not represent and may be higher than an actual return to shareholders because it excludes all sales commissions and dealer manager fees. Total investment return-net asset value is a measure of the change in total value for shareholders who held our common stock at the beginning and end of the period, including distributions paid or payable during the period, and is described further in Note 13 to our consolidated financial statements included in this report.

Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $9.00 per share (public offering price net of sales load) have seen an annualized return of 8.10% and a cumulative total return of 34.36% through September 30, 2016 (see chart below). Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $10.00 per share (the initial public offering price including sales load) have seen an annualized return of 5.14% and a cumulative total return of 20.93% through September 30, 2016. Over the same time period, the S&P/LSTA Leveraged Loan Index, a primary measure of senior debt covering the U.S. leveraged loan market, which currently consists of approximately 1,000 credit facilities throughout numerous industries, recorded an annualized return of 3.84% and a cumulative total return of 15.34%. In addition, the BofA Merrill Lynch US High Yield Index, a primary measure of short-term US dollar denominated below investment grade corporate debt publicly issued in the US domestic market, recorded an annualized return of 5.22% and a cumulative total return of 21.28% over the same period.

(1) Cumulative performance: December 17, 2012 to September 30, 2016

The calculations for the Growth of $10,000 Initial Investment are based upon (i) an initial investment of $10,000 in our common stock at the beginning of the period, at a share price of $10.00 per share (including sales load) and $9.00 per share (excluding sales load), (ii) assumes reinvestment of monthly distributions in accordance with our distribution reinvestment plan then in effect, (iii) the sale of the entire investment position at the net asset value per share on the last day of the period, and (iv) the distributions declared and payable to shareholders, if any, on the last day of the period.

Financial Condition, Liquidity and Capital Resources

We generate cash primarily from the net proceeds from our follow-on continuous public offering and from cash flows from interest, fees and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. We also employ leverage to seek to enhance our returns as market conditions permit and at the discretion of CIM, but in no event will leverage employed exceed 50% of the value of our total assets, as required by the 1940 Act. We are engaged in a follow-on continuous public offering of shares of our common stock. Our initial continuous public offering commenced on July 2, 2012 and ended on December 31, 2015. Our follow-on continuous public offering commenced on January 25, 2016. We accept subscriptions on a continuous basis and issue shares at weekly closings at prices that, after deducting selling commissions and dealer manager fees, are at or above our net asset value per share.

We will sell our shares on a continuous basis at our latest public offering price of $10.10 per share; however, to the extent that our net asset value fluctuates, we will sell at a price necessary to ensure that shares are sold at a price, after deduction of selling commissions and dealer manager fees, that is above and within 2.5% of net asset value per share.

Since commencing our initial continuous public offering on July 2, 2012 and through September 30, 2016, we sold 107,920,075 shares of common stock for net proceeds of $1,099,485 at an average price per share of $10.19. The net proceeds include gross proceeds received from reinvested shareholder distributions of $74,605, for which we issued 8,196,153 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $19,813, for which we repurchased 2,207,852 shares of common stock. Since commencing our initial continuous public offering on July 2, 2012 and through September 30, 2016, sales commissions and dealer manager fees related to the sale of our common stock were $62,536 and $30,629, respectively.

As of November 9, 2016, we sold 108,257,916 shares of common stock for net proceeds of $1,103,029 at an average price per share of $10.19. The net proceeds include gross proceeds received from reinvested shareholder distributions of $77,632, for which we issued 8,529,024 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $25,415, for which we repurchased 2,827,092 shares of common stock. Since commencing our initial continuous public offering on July 2, 2012 and through November 9, 2016, sales commissions and dealer manager fees related to the sale of our common stock were $62,837 and $30,778, respectively.

The net proceeds from our follow-on continuous public offering will be invested primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less prior to being invested in debt securities of private U.S. companies.

As of September 30, 2016 and December 31, 2015, we had $56,771 and $18,892 in short term investments, respectively, invested in a fund that primarily invests in U.S. government securities.

Total Return Swap

As of September 30, 2016 and November 7, 2016, the notional amount available under the TRS was $353,712 and $381,434, respectively. For a detailed discussion of our TRS, refer to Note 7 to our consolidated financial statements included in this report.

JPM Credit Facility

As of September 30, 2016 and November 7, 2016, our outstanding borrowings under the JPM Credit Facility were $224,423 and the aggregate principal amount available in connection with the JPM Credit Facility was $577.

For a detailed discussion of our JPM Credit Facility, refer to Note 8 to our consolidated financial statements included in this report.

East West Bank Credit Facility

As of September 30, 2016, we had no outstanding borrowings under the EWB Credit Facility and the aggregate principal amount available in connection with the EWB Credit Facility was $7,362. As of November 7, 2016, we had no outstanding borrowings under the EWB Credit Facility and the aggregate principal amount available in connection with the EWB Credit Facility was $7,628.

For a detailed discussion of our EWB Credit Facility, refer to Note 8 to our consolidated financial statements included in this report.

Unfunded Commitments

As of September 30, 2016 and November 7, 2016, our unfunded commitments amounted to $49,627 and $49,687, respectively.

For a detailed discussion of our unfunded commitments, refer to Note 11 to our consolidated financial statements included in this report.

RIC Status and Distributions

Our total investment portfolio includes loans and other securities on our consolidated balance sheets and loans underlying the TRS. Accordingly, we treat net interest and other income earned on all investments, including the loans underlying the TRS, as a component of investment company taxable income when determining our sources of distributions. The sources of our distributions for the three and nine months ended September 30, 2016 were as follows:

	Three Months Ended September 30, 2016				Nine Months Ended September 30, 2016
	Investment Portfolio	Total Return Swap Portfolio	Total Investment Portfolio	Percentage	Investment Portfolio	Total Return Swap Portfolio	Total Investment Portfolio	Percentage
Net investment income	$10,913	$6,161	$17,074	87.6%	$31,744	$22,386	$54,130	93.9%
Capital gains from the sale of assets(1)(2)	379	2,027	2,406	12.4%	1,078	2,443	3,521	6.1%
Total	$11,292	$8,188	$19,480	100.0%	$32,822	$24,829	$57,651	100.0%

(1)

For the three and nine months ended September 30, 2016, we estimate that we had capital gains of $312 and $775, respectively, classified as long-term. The final determination of the tax attributes of our distributions is made annually as of the end of the year.

(2)	During the nine months ended September 30, 2016, the Company realized losses of $1,030 in our total return swap portfolio, which are not currently deductible on a tax-basis.

For an additional discussion of our RIC status and distributions, refer to Note 2 and Note 5, respectively, to our consolidated financial statements included in this report.

Recent Accounting Pronouncements

We do not believe any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on our consolidated financial statements.

Critical Accounting Policies

Our consolidated financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the consolidated financial statements, we also utilize available information, including our past history, industry standards and the current economic environment, among other factors, in forming our estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses.

Valuation of Portfolio Investments

The value of our assets is determined quarterly and at such other times that an event occurs that materially affects the valuation. The valuation is made pursuant to Section 2(a)(41) of the 1940 Act, which requires that we value our assets as follows: (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, at fair value, as determined in good faith by our board of directors. As a BDC, Section 2(a)(41) of the 1940 Act requires the board of directors to determine in good faith the fair value of portfolio securities for which a market price is not readily available, and it does so in conjunction with the application of our valuation procedures by CIM.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations in our consolidated financial statements.

Valuation Methods

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•         our quarterly valuation process begins with each portfolio company or investment being initially valued by certain of CIM’s investment professionals and certain members of its management team, with such valuation taking into account information received from various sources, including independent valuation firms and AIM, if applicable;

•         preliminary valuation conclusions are then documented and discussed with CIM’s valuation committee;

•         CIM’s valuation committee reviews the preliminary valuation, and, if applicable, delivers such preliminary valuation to an independent valuation firm for its review;

•         CIM’s valuation committee, or its designee, and, if appropriate, the relevant investment professionals meet with the independent valuation firm to discuss the preliminary valuation;

•         designated members of CIM’s management team respond and supplement the preliminary valuation to reflect any comments provided by the independent valuation firm;

•         our audit committee meets with members of CIM’s management team and the independent valuation firm to discuss the assistance provided and the results of the independent valuation firm’s review; and

•         our board of directors discusses the valuation and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of CIM, the audit committee and any third-party valuation firm, if applicable.

In addition to the foregoing, certain investments for which a market price is not readily available are evaluated on a quarterly basis by an independent valuation firm and certain other investments are on a rotational basis reviewed once over a twelve-month period by an independent valuation firm. Finally, certain investments are not evaluated by an independent valuation firm unless the net asset value and other aspects of such investments in the aggregate exceed certain thresholds.

Given the expected types of investments, excluding short term investments that are classified as Level 1, management expects our portfolio holdings to be classified as Level 3. Due to the uncertainty inherent in the valuation process, particularly for Level 3 investments, such fair value estimates may differ significantly from the values that would have been used had an active market for the investments existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that we ultimately realize on these investments to materially differ from the valuations currently assigned. Inputs used in the valuation process are subject to variability in the future and can result in materially different fair values.

For an additional discussion of our investment valuation process, refer to Note 2 to our consolidated financial statements included in this report.

Related Party Transactions

For a discussion of our relationship with related parties including CĪON Securities, CIM, ICON Capital, and CIG and amounts incurred under agreements with such related parties, refer to Note 4 to our consolidated financial statements included in this report.

Contractual Obligations

On December 17, 2012, Flatiron entered into a TRS with Citibank. Flatiron and Citibank have amended the TRS on numerous occasions including the most recent twelfth amendment on March 22, 2016. See Note 7 to our consolidated financial statements for a more detailed description of the TRS.

On August 26, 2016, 34th Street entered into the JPM Credit Facility with JPM, as amended and restated on September 30, 2016. See Note 8 to our consolidated financial statements for a more detailed description of the JPM Credit Facility.

On April 30, 2015, we entered into the EWB Credit Facility with EWB, as amended on January 28, 2016 and April 21, 2016. See Note 8 to our consolidated financial statements for a more detailed description of the EWB Credit Facility.

Commitments and Contingencies and Off-Balance Sheet Arrangements

Commitments and Contingencies

We have entered into certain contracts with other parties that contain a variety of indemnifications. Our maximum exposure under these arrangements is unknown. However, we have not experienced claims or losses pursuant to these contracts and believe the risk of loss related to such indemnifications to be remote.

Our investment portfolio may contain debt investments that are in the form of lines of credit, revolving credit facilities, or other unfunded commitments, which may require us to provide funding when requested in accordance with the terms of the underlying agreement. For further details on such debt investments, refer to Note 11 to our consolidated financial statements included in this report.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements except for those discussed in Note 7 and Note 11 to our consolidated financial statements included in this report.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of September 30, 2016, 92.8% of our portfolio investments and underlying loans subject to the TRS paid variable interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we hold variable rate investments, and to declines in the value of any fixed rate investments we may hold. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed our incentive fee hurdle rate, as defined in our investment advisory agreement, and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to CIM with respect to our pre-incentive fee net investment income.

Under the terms of the TRS with Citibank, we pay fees to Citibank at a floating rate based primarily on LIBOR (and in limited cases the prime rate), plus a spread of 1.40% per year, in exchange for the right to receive the economic benefit of a pool of loans. Pursuant to the terms of the EWB Credit Facility, borrowings are at a floating rate of 0.75% plus the greater of 3.25% or the variable rate of interest per year announced by EWB as its prime rate, which was 3.50% at September 30, 2016. Under the term of the JPM Credit Facility, advances bear interest at a floating rate equal to the three-month LIBOR, plus a spread of 3.50% per year. In addition, in the future we may seek to borrow funds in order to make additional investments. Our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments. We expect that our long-term investments will be financed primarily with equity and long-term debt. Our interest rate risk management techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates could have a material adverse effect on our business, financial condition and results of operations.

The following table shows the effect over a twelve month period of changes in interest rates on our net interest income, excluding short term investments, assuming no changes in our investment portfolio, TRS Agreement, the EWB Credit Facility or the JPM Credit Facility in effect as of September 30, 2016:

Change in Interest Rates	Increase in Net Interest Income(1)	Percentage Change in Net Interest Income
Down 79 basis points	$4,966	4.9%
Current base interest rate	-	-
Up 100 basis points	3,885	3.9%
Up 200 basis points	10,793	10.7%
Up 300 basis points	17,712	17.6%

(1)

Pursuant to the TRS, we receive from Citibank all interest payable in respect of the loans subject to the TRS and pay to Citibank interest at a rate equal to the floating rate index specified for each loan (typically LIBOR of varying maturities), which will not be less than zero, plus 1.40% per year on the full notional amount of the loans subject to the TRS. As of September 30, 2016, all of the loans subject to the TRS paid variable interest rates. This table assumes no change in defaults or prepayments by portfolio companies over the next twelve months.

The interest rate sensitivity analysis presented above does not consider the potential impact of the changes in fair value of our fixed rate debt investments and the net asset value of our common stock in the event of sudden increases in interest rates. Approximately 4.4% of our portfolio investments and underlying loans subject to the TRS paid fixed interest rates as of September 30, 2016. Rising market interest rates will most likely lead to fair value declines for fixed interest rate investments and a decline in the net asset value of our common stock, while declining market interest rates will most likely lead to an increase in the fair value of fixed interest rate investments and an increase in the net asset value of our common stock.

In addition, we may have risk regarding portfolio valuation as discussed in Note 2 to our consolidated financial statements included in this report.

Item 4. Controls and Procedures

Evaluation of disclosure controls and procedures

In connection with the preparation of this Quarterly Report on Form 10-Q for the three months ended September 30, 2016, we carried out an evaluation, under the supervision and with the participation of our management, including our Co-Chief Executive Officers and our Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this report pursuant to Rule 13a-15(b) and Rule 15d-15(b) of the Securities Exchange Act of 1934, as amended. Based on the foregoing evaluation, the Co-Chief Executive Officers and the Chief Financial Officer concluded that our disclosure controls and procedures were effective.

In designing and evaluating our disclosure controls and procedures, we recognized that disclosure controls and procedures, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the disclosure controls and procedures are met.  Our disclosure controls and procedures have been designed to meet reasonable assurance standards. Disclosure controls and procedures cannot detect or prevent all error and fraud. Some inherent limitations in disclosure controls and procedures include costs of implementation, faulty decision-making, simple error and mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls. The design of any system of controls is based, in part, upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all anticipated and unanticipated future conditions. Over time, controls may become inadequate because of changes in conditions, or the degree of compliance with established policies or procedures.

Evaluation of internal control over financial reporting

There have been no changes in our internal control over financial reporting during the three months ended September 30, 2016 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II - OTHER INFORMATION

Item 1. Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies and other third parties. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

Item 1A. Risk Factors

There have been no material changes from the risk factors disclosed in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2015.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

Our registration statement on Form N-2, as amended, in connection with our follow-on continuous public offering was declared effective by the SEC on January 25, 2016 (SEC File No. 333-203683). Our follow-on continuous public offering commenced on January 25, 2016.

We did not engage in any unregistered sales of equity securities during the three months ended September 30, 2016.

The table below provides information concerning our repurchases of shares of our common stock during the three months ended September 30, 2016 pursuant to our share repurchase program.

Period		Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs
	July 1 to July 31, 2016	449,816	$8.82	449,816	(1)
	August 1 to August 31, 2016	-	-	-	-
	September 1 to September 30, 2016	-	-	-	-
	Total	449,816	$8.82	449,816	(1)

(1)

A description of the maximum number of shares of our common stock that may be repurchased is set forth in a detailed discussion of the terms of our share repurchase program in Note 3 to our unaudited consolidated financial statements contained in this Quarterly Report on Form 10-Q.

Item 3. Defaults Upon Senior Securities

Not applicable.

Item 4. Mine Safety Disclosures

Not applicable.

Item 5. Other Information

Not applicable.

Item 6. Exhibits

Exhibit Number	Description of Document
2.1

Purchase and Sale Agreement, dated as of September 30, 2016, by and between Park South Funding, LLC and Credit Suisse Alternative Capital, LLC (Incorporated by reference to Exhibit 2.1 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

3.1

Articles of Amendment and Restatement of the Articles of Incorporation of CĪON Investment Corporation (Incorporated by reference to Exhibit (A)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

3.2

Second Articles of Amendment and Restatement of the Articles of Incorporation of CĪON Investment Corporation (Incorporated by reference to Exhibit 3.1 to Registrant’s Current Report on Form 8-K filed with the SEC on August 27, 2012 (File No. 814-00941)).

3.3

Bylaws of CĪON Investment Corporation (Incorporated by reference to Exhibit (B) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

4.1

Form of Follow-On Subscription Agreement (Incorporated by reference to Appendix A to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 filed with the SEC on July 22, 2016 (File No. 333-203683)).

4.2

Fourth Amended and Restated Distribution Reinvestment Plan (Incorporated by reference to Exhibit 4.1 to Registrant’s Current Report on Form 8-K filed with the SEC on January 27, 2016 (File No. 814-00941)).

10.1

Investment Advisory Agreement by and between CĪON Investment Corporation and CĪON Investment Management, LLC (Incorporated by reference to Exhibit (G)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.2

Investment Sub-Advisory Agreement by and among CĪON Investment Management, LLC, CĪON Investment Corporation and Apollo Investment Management, L.P. (Incorporated by reference to Exhibit (G)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.3

Administration Agreement by and between CĪON Investment Corporation and ICON Capital Corp. (Incorporated by reference to Exhibit (K)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.4

Custody Agreement by and between CĪON Investment Corporation and U.S. Bank National Association (Incorporated by reference to Exhibit (J) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.5

Escrow Agreement by and among CĪON Investment Corporation, UMB Bank, N.A., and ICON Securities Corp. (Incorporated by reference to Exhibit (K)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.6

Dealer Manager Agreement by and among CĪON Investment Corporation, CĪON Investment Management, LLC, and ICON Securities Corp. (Incorporated by reference to Exhibit (H)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.7

ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of December 17, 2012, by and between Flatiron Funding, LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 19, 2012 (File No. 814-00941)).

10.8

Twelfth Amended and Restated Confirmation Letter Agreement dated as of March 22, 2016, by and between Flatiron Funding, LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on March 23, 2016 (File No. 814-00941)).

Exhibit Number	Description of Document

10.9

Second Amended and Restated Expense Support and Conditional Reimbursement Agreement dated as of December 16, 2015, by and among CĪON Investment Corporation, ICON Investment Group, LLC and Apollo Investment Management, L.P. (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on December 18, 2015 (File No. 814-00941)).

10.10

Form of Follow-On Dealer Manager Agreement by and among CĪON Investment Corporation, CĪON Investment Management, LLC and CĪON Securities, LLC (Incorporated by reference to Exhibit (H)(3) to Registrant’s Registration Statement on Form N-2 filed with the SEC on April 28, 2015 (File No. 333-203683)).

10.11	Form of Follow-On Selected Dealer Agreement (Incorporated by reference to Exhibit (H)(4) to Registrant’s Registration Statement on Form N-2 filed with the SEC on April 28, 2015 (File No. 333-203683)).
10.12

Loan and Security Agreement, dated as of April 30, 2015, by and between CĪON Investment Corporation and East West Bank (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 6, 2015 (File No. 814-00941)).

10.13

First Amendment to Loan and Security Agreement, dated as of January 28, 2016, by and between CĪON Investment Corporation and East West Bank (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on February 3, 2016 (File No. 814-00941)).

10.14

Second Amendment to Loan and Security Agreement, dated as of April 21, 2016, by and between CĪON Investment Corporation and East West Bank (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on April 27, 2016 (File No. 814-00941)).

10.15

Custody Control Agreement, dated as of April 30, 2015, by and among CĪON Investment Corporation, East West Bank and U.S. Bank National Association (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on May 6, 2015 (File No. 814-00941)).

10.16

Limited Liability Company Agreement of CĪON / Capitala Senior Loan Fund I, LLC, dated as of June 24, 2015, by and between CĪON Investment Corporation and Capitala Finance Corp. (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on June 26, 2015 (File No. 814-00941)).

10.17

Loan and Security Agreement, dated as of August 26, 2016, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CĪON Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.18

Sale and Contribution Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Corporation (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.19

Master Participation Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Corporation (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.20

Portfolio Management Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Management, LLC (Incorporated by reference to Exhibit 10.4 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.21

Guarantee of CĪON Investment Corporation dated as of August 26, 2016 (Incorporated by reference to Exhibit 10.5 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.22

Amended and Restated Loan and Security Agreement, dated as of September 30, 2016, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CĪON Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

Exhibit Number	Description of Document

10.23

Release and Termination Agreement, dated as of September 30, 2016, by and among CĪON Investment Corporation, 34th Street Funding, LLC and JPMorgan Chase Bank, National Association (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

10.24

Amended and Restated Portfolio Management Agreement, dated as of September 30, 2016, by and among 34th Street Funding, LLC, CĪON Investment Management, LLC and JPMorgan Chase Bank, National Association (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

31.1	Rule 13a-14(a)/15d-14(a) Certification of Co-Chief Executive Officer.
31.2	Rule 13a-14(a)/15d-14(a) Certification of Co-Chief Executive Officer.
31.3	Rule 13a-14(a)/15d-14(a) Certification of Chief Financial Officer.
32.1	Certification of Co-Chief Executive Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification of Co-Chief Executive Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.3	Certification of Chief Financial Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 10, 2016

CĪON Investment Corporation
(Registrant)

By:  /s/ Michael A. Reisner
        Michael A. Reisner
        Co-Chief Executive Officer and Co-President
        (Principal Executive Officer)

By:  /s/ Mark Gatto
        Mark Gatto
        Co-Chief Executive Officer and Co-President
        (Principal Executive Officer)

By:  /s/ Keith S. Franz
        Keith S. Franz
        Chief Financial Officer
        (Principal Financial and Accounting Officer)